UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds

(Exact name of registrant as specified in charter)

928 Grand Boulevard

Kansas City, MO 64106

(Address of principal executive offices)

Scout Investments, Inc.

928 Grand Boulevard

Kansas City, MO 64106

(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 726-8842

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report
June 30, 2013

Global & International Funds
International Fund (UMBWX)
Emerging Markets Fund (SEMFX)
Global Equity Fund (SCGLX)

Domestic Equity Funds
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)

Fixed Income Funds
Low Duration Bond Fund (SCLDX)
Core Bond Fund (SCCIX & SCCYX)
Core Plus Bond Fund (SCPZX & SCPYX)
Unconstrained Bond Fund (SUBFX & SUBYX)

Table of Contents

President’s Letter	1

International Fund	2

Emerging Markets Fund	7

Global Equity Fund	11

Mid Cap Fund	16

Small Cap Fund	21

Low Duration Bond Fund	25

Core Bond Fund	31

Core Plus Bond Fund	37

Unconstrained Bond Fund	43

Statements of Assets and Liabilities	48

Statements of Operations	52

Statements of Changes in Net Assets	54

Financial Highlights	57

Notes to Financial Statements	63

Report of Independent Registered Public Accounting Firm	74

Expense Examples	75

Results of the Special Meeting of Shareholders	76

Other Information	77

Trustees and Officers	78

Glossary of Investment Terms	80

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS ANNUAL REPORT

President’s Letter

Dear Shareholder,

The world at large has gone through many fundamental and structural changes since our last annual report to you. From economic uncertainty to political uncertainty, we’ve seen it play out across the globe, as well as here at home, which continues to illustrate what a truly global economic environment we live in.

In the U.S., the period began with anticipation surrounding the November presidential election and anxiety around the inability of the U.S. Congress to pass a budget and avoid the “fiscal cliff.” Despite slow economic growth and high unemployment figures, the U.S. stock market has seen a bull run that has brought the Dow to record highs again. As for the bond market, activity has been largely tied to the monetary policy of the Federal Reserve and its continued stimulus through quantitative easing (QE) programs. Concerns over remarks made by Fed Chairman Bernanke in late spring about the eventual tapering of QE programs caused an unusual amount of volatility that impacted the bond market, as well as the stock market, as we concluded the 12-month period.

Overseas, the period began with the after effects of the “Arab spring” and widespread economic woes across Europe. Austerity measures and assistance from the European Central Bank (ECB) helped bolster the economies of a number of European Union (EU) members. Political unrest continued in Egypt and Turkey. In Asia, China began to see signs of an economic slowdown, which has worldwide implications especially for those commodities-producing countries that have been the life-blood of the westward expansion and modernization of China. Neighboring Japan finally began to make strides to improve its economy as Prime Minister Abe’s plans for economic and political reform started to take hold at the end of the period.

For the 12-month period ending June 30, 2013, U.S. stocks, as represented by the S&P 500 Index, were up 20.60%, outperforming international stocks, as represented by the MSCI EAFE Index, and a 12-month total return of 18.62%. Bond markets, on the other hand, did not fare well during the period and the Barclays U.S. Aggregate Bond Index declined 0.69%.

At Scout, we have experienced how markets move in cycles over time and we remain optimistic. We believe our seasoned investment professionals have positioned our portfolios to weather near-term volatility and that our disciplined investment processes across our equity and fixed income funds will continue to serve investors well.

We thank you for your continued trust and confidence in Scout.

Andrew J. Iseman

President of the Funds

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. To obtain a Prospectus or a Summary Prospectus, which contains this and other information about the Funds, call 800.996.2862 or visit scoutfunds.com. Please read the Prospectus or Summary Prospectus carefully before investing.

JUNE 30, 2013	1

International Fund

International Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.

Market Review – Powering Past the Obstacles

The bull market in international stocks showed remarkable stamina in the 12 months ended June 30, 2013, dodging or outrunning most obstacles in its path.

From July through December 2012, the market made a double-digit advance as a dramatic expansion in global money supply helped it struggle free of a lingering sovereign debt crisis in Europe and anemic global economic growth. Pledges by the European Central Bank (ECB) and the U.S. Federal Reserve to provide record levels of stimulus set off several waves of rising stock prices that continued until the weeks surrounding the U.S. elections in November. When the political status quo in the United States prevailed and the Fed maintained its extremely accommodative monetary policy, the bull market resumed its run. This second leg of the markets’ advance (through mid-May) was powered by gains in most nations, most notably Japan. Investors poured large sums into Japan’s Nikkei stock market in hopes that a fresh initiative to devalue the Yen and lift Japan out of decades of economic stagnation will succeed.

Heading into the final six weeks of the period, the bull market lost some momentum. Investors began to worry that the Fed might pare back its generous monetary policy sooner than anticipated if the U.S. economy continues to improve. Markets tumbled, especially in the emerging nations. Additionally, the governor of the Bank of Japan suggested that further economic stimulus likely was not needed in that nation, triggering a pullback in the Nikkei. Meanwhile, China’s central bank opted against providing liquidity to thaw out frozen credit markets there. That, combined with uncertainty about the state of China’s overall economy, had a ripple effect on many of the commodities-producing and manufacturing economies that depend on China as a market for their products.

The MSCI Europe, Australasia and Far East (EAFE) Index generated a 12-month total return of 18.62%. Every national component of the Index posted gains as European markets rebounded from the worst of the Continent’s debt crisis and the Nikkei rose sharply. All sectors contributed as well, led by consumer discretionary and financials stocks. Consistent with slower growth in China’s economy, the materials and energy sectors generated the smallest returns.

Portfolio Review – Advances Tempered Slightly by Cash and Energy

The Scout International Fund generated a strongly positive one-year total return but lagged the EAFE Index by a modest margin.

Our strategy emphasizes selection of high-quality individual stocks in industries with good growth prospects. While building a portfolio of quality equities, we monitor country and sector allocations to make certain the portfolio does not become unintentionally concentrated in a single country, sector or industry. We began with an underweight in Japanese equities. Later, as it appeared more likely that Japan will be able to effect meaningful financial and structural reforms that could sustain the rise in Japanese stock prices since fall 2012, we increased the Fund’s Japanese exposure to approximately 70% of the Index’s weighting. Despite this move, our Japanese exposure detracted most from relative return, offsetting the benefit of good positioning in the U.K., German, Irish and Finnish markets.

Parsing holdings by sector, we gained ground from our overall positioning (weighting plus security selection) in the materials and health care sectors. Within the materials sector, the Fund was well underweight in the metals and mining industry, which performed poorly, and overweight in the chemicals industry, which fared considerably better. In the health care realm, we gained ground from good stock selection in the pharmaceuticals industry, including such names as Germany’s Bayer A.G. and Merck KGAA.

The offsets to these were underweighting the top-performing financial sector; weak returns for our consumer discretionary and energy picks; and, most of all, exposure to cash The cash position averaged less than 5% during these 12 months, but nonetheless was a drag on return as equity prices soared and returns on cash remained very low. Next to the cash position, the largest individual detractor from return relative to the Index was Saipem S.p.A., an Italian company that provides engineering, construction and drilling services to the oil and gas industry. Its gas production and transport projects in Europe were hit by postponements and we sold the stock. Sociedad Quimica y Minera de Chile S.A. also disappointed as pricing pressures for lithium and iodine in its main product markets weighed on profits.

Top contributors to relative return in the one-year period included Sampo, Barclays PLC and Ryanair Holdings PLC. Sampo is a well-run and respected Finnish insurance group that markets consumer financial products throughout the Scandinavian and Baltic countries. U.K.-based Barclays is a global bank that has become a bellwether stock for the international banking segment. The stock recovered nicely after Barclays hired new senior management and put behind it a scandal related to the London Inter-Bank Offering Rate (LIBOR). Ireland-based Ryanair is Europe’s rapidly growing ultra-low cost regional air carrier. Expanding routes, more passenger bookings and continual cost-cutting have made the company increasingly profitable.

2	SCOUT FUNDS ANNUAL REPORT

Outlook – U.S. Economy Will be in the Driver’s Seat

Entering the second half of 2013, we believe that the U.S. economy will be the bright spot in the global picture. We look for an uptick in technology stocks as American consumers and businesses increase purchases of electronics and are positioning the portfolio to take advantage of higher demand for components and finished products. We also are hopeful that Japan will soon initiate reforms.

These positive developments could be offset by very slow recovery in Europe; it will depend on the outcome of the upcoming elections in Germany, which effectively serves as banker to the European Union (EU). We also anticipate continued weakness in China and the export-dependent nations that are its raw-materials suppliers, such as emerging markets Brazil and Chile. We favor other emerging markets but are taking a cautious approach to those as well. Events in May and June 2013 made it patently clear that for all their progress, the emerging markets remain highly sensitive to global liquidity trends and, in the present case, the words and actions of the Fed.

James L. Moffett, CFA

Lead Portfolio Manager

Michael P. Fogarty, CFA

Co-Portfolio Manager

Michael D. Stack, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index and Lipper International Large-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap growth companies strictly outside the U.S.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor. Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

JUNE 30, 2013	3

International Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2013

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	16.86%	10.82%	1.80%	9.59%
MSCI EAFE Index*	18.62%	10.04%	-0.63%	7.67%
Lipper International Large-Cap Growth Funds Index*	16.06%	10.78%	0.52%	7.59%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. Different fee and expense structures were in effect prior to April 1, 2005. If the new fee and expense structure was in effect, performance for certain periods would have been lower. As of June 30, 2012, the gross/net expense ratio for the Fund was 1.00% (as disclosed in the most recent Prospectus) compared to the June 30, 2013 gross/net expense ratio of 1.01%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	International	MSCI EAFE*
Number of Equity Holdings	96	908
Weighted Average Market Cap	$48.26B	$54.57B
Weighted Median Market Cap	$30.08B	$34.60B
Price/Earnings Ratio (12 Month Tr.)	16.6	19.3
Price/Book Ratio	2.1	1.1
EPS Growth (Hist. 5 Yr.)	10.5%	4.9%
Return on Equity	13.5%	8.7%
Standard Deviation	17.63%	18.34%
Sharpe Ratio	0.61	0.54
Beta†	0.93	1.00
Alpha†	1.34%	—
R-squared†	0.94	1.00
Upside Capture†	91.2%	100%
Downside Capture†	89.2%	100%
Turnover Ratio (Trailing 1 Year)	31%	—
% in Emerging Markets	12.1%	0.00%
Total Net Assets (in Millions)	$9,202.4	—
Inception Date	9/14/93	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI EAFE Index.

FUND DIVERSIFICATION (Unaudited)

 Based on total investments as of June 30, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Sampo	2.4%
Prudential PLC	2.1%
HSBC Holdings PLC	2.0%
Adidas A.G.	1.8%
Kubota Corp.	1.8%
Japan Tobacco, Inc.	1.7%
Enbridge, Inc.	1.7%
Dassault Systemes S.A.	1.7%
Nitto Denko Corp.	1.6%
Bayer A.G.	1.6%
Top 10 Equity Holdings Total	18.4%

Based on total investments as of June 30, 2013. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/08	$21.79	$0.46	$0.98	$30.07
12/31/09	29.14	0.33	—	37.75
12/31/10	32.38	0.54	—	41.53
12/31/11	27.97	0.42	—	37.54
12/31/12	33.35	0.53	—	43.45
6/30/13(a)	33.52	0.33	—	43.95

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

4	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2013

INTERNATIONAL FUND

	Shares	Value
COMMON STOCKS — 95.9%
AUSTRALIA — 3.5%
BHP Billiton Ltd.(a)	1,429,116	$82,402,829
CSL Ltd.	2,249,077	126,667,424
Woodside Petroleum Ltd.(a)	2,135,126	68,921,867
Woolworths Ltd.	1,589,064	47,683,547
		325,675,667
AUSTRIA — 0.4%
Verbund A.G.	1,796,874	34,122,598

BRAZIL — 0.6%
Embraer S.A.(a)	1,468,326	54,166,546

CANADA — 3.6%
Canadian Natural Resources Ltd.(b)	1,939,118	54,799,475
Enbridge, Inc.(b)	3,412,043	143,544,649
Enbridge, Inc.	351,432	14,773,042
Imperial Oil Ltd.(b)	1,735,670	66,319,951
Magna International, Inc.(b)	787,804	56,107,401
		335,544,518
CHILE — 0.6%
Sociedad Quimica y Minera de Chile S.A.(a)	1,373,240	55,478,896

CHINA — 0.4%
AAC Technologies Holdings, Inc.	6,370,270	35,973,985

COLOMBIA — 1.1%
Bancolombia S.A.(a)	1,082,271	61,148,311
Ecopetrol S.A.(a).	989,775	41,629,937
		102,778,248
DENMARK — 0.9%
Novo Nordisk A/S(a)	510,210	79,067,244

FINLAND — 2.4%
Sampo — A Shares	5,560,305	216,680,374

FRANCE — 8.4%
Air Liquide S.A.(a)	3,264,681	80,800,855
AXA S.A.(a)	5,952,432	117,203,386
BNP Paribas S.A.	2,280,262	124,578,937
Dassault Systemes S.A.	1,263,081	154,502,606
Essilor International S.A.	694,610	73,900,067
L’Oreal S.A.	331,145	54,415,015
LVMH Moet Hennessy Louis Vuitton S.A.	687,561	111,416,562
Technip S.A.(a)	2,244,041	57,088,403
		773,905,831
GERMANY — 12.6%
Adidas A.G.(a)	2,966,708	160,617,571
Allianz S.E.(a)	6,554,865	95,766,578
BASF S.E.(a)	1,141,682	102,169,122
Bayer A.G.(a)	1,389,982	148,269,380
Continental A.G.	483,531	64,571,496
Fresenius S.E. & Co. KGaA	773,703	95,376,039
Henkel A.G. & Co. KGaA(a)	1,429,254	134,192,658
Muenchener Rueckversicherungs A.G.(a)	5,090,126	93,658,318
SAP A.G.(a)	1,654,831	120,521,342
Siemens A.G.(a)	991,635	100,462,542
Volkswagen A.G.	239,855	48,561,038
		1,164,166,084
IRELAND — 2.8%
Covidien PLC	2,088,142	131,218,843
Ryanair Holdings PLC(a)	2,449,370	126,216,036
		257,434,879
ITALY — 1.9%
Luxottica Group S.p.A.(a)	2,699,329	136,478,074
Prada S.p.A.	4,263,279	38,696,619
		175,174,693
JAPAN — 15.3%
FANUC Corp.	935,178	135,590,438
Fuji Heavy Industries Ltd.	5,378,995	132,603,779
Honda Motor Co., Ltd.(a)	2,702,802	100,679,374
Japan Tobacco, Inc.	4,515,095	159,562,492
JGC Corp.	3,475,278	125,093,189
Komatsu Ltd.(a)	6,047,998	140,253,074
Kubota Corp.(a)	2,202,534	160,322,450
Nitto Denko Corp.	2,323,781	149,482,988
Sysmex Corp.	1,370,848	89,703,605
Terumo Corp.	1,391,810	69,253,704
Toyota Motor Corp.	2,355,109	142,237,375
		1,404,782,468
MEXICO — 1.5%
Grupo Financiero Banorte S.A.B. de C.V. — Class O	8,830,432	52,747,477
Wal-Mart de Mexico S.A.B. de C.V.(a)	3,098,865	86,768,220
		139,515,697
NETHERLANDS — 1.2%
Gemalto N.V.	631,842	57,205,427
Koninklijke Ahold N.V.(a)	3,325,994	49,524,051
		106,729,478
SINGAPORE — 2.6%
Singapore Telecommunications Ltd.	44,771,000	133,165,026
United Overseas Bank Ltd.(a)	3,384,908	106,421,507
		239,586,533

(Continued on next page)

JUNE 30, 2013	5

SCHEDULE OF INVESTMENTS

June 30, 2013

INTERNATIONAL FUND (Continued)

	Shares	Value
SOUTH AFRICA — 2.0%
FirstRand Ltd.	27,736,487	$81,174,350
MTN Group Ltd.	5,715,967	106,396,286
		187,570,636
SOUTH KOREA — 0.2%
Partron Co., Ltd.	1,310,629	21,345,562

SPAIN — 1.5%
Inditex S.A.	1,149,037	141,838,695

SWEDEN — 3.7%
Getinge A.B. — B Shares	2,022,783	61,472,865
Sandvik A.B.(a)	5,518,099	66,382,731
SKF A.B.(a)	3,497,898	82,200,603
Svenska Cellulosa A.B. — B Shares	5,179,598	129,990,060
		340,046,259
SWITZERLAND — 10.1%
ABB Ltd.(a)	5,292,984	114,646,034
Adecco S.A.(a)	1,978,645	56,094,586
Coca-Cola HBC A.G.	3,828,430	89,611,464
Givaudan S.A.	75,076	96,885,077
Nestle S.A.(a)	1,559,871	102,608,314
Novartis A.G.(a)	866,735	61,286,832
Roche Holding A.G.	586,382	145,881,611
Swatch Group A.G.	77,761	42,560,276
Syngenta A.G.(a)	1,530,995	119,203,271
Zurich Insurance Group A.G.	389,064	100,911,158
		929,688,623
TAIWAN — 2.2%
HON HAI Precision Industry Co., Ltd.	15,987,267	39,473,417
Largan Precision Co., Ltd.	840,000	26,906,009
Novatek Microelectronics Corp.	4,070,000	19,758,600
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	5,214,927	95,537,463
TPK Holding Co., Ltd.	1,452,000	23,254,479
		204,929,968
THAILAND — 1.3%
Advanced Info Service PCL	12,778,870	116,190,274

TURKEY — 1.8%
Turkcell Iletisim Hizmetleri A.S.*(a)	5,144,220	73,922,441
Turkiye Garanti Bankasi A.S.	20,221,825	88,281,105
		162,203,546
UNITED KINGDOM — 10.8%
Barclays PLC(a)	8,172,700	139,916,624
British American Tobacco PLC(a)	407,498	41,947,844
Compass Group PLC	4,209,558	53,779,905
Diageo PLC(a)	608,311	69,925,349
HSBC Holdings PLC(a)	3,518,463	182,608,230
Prudential PLC(a)	5,997,024	196,222,625
Reckitt Benckiser Group PLC	1,215,008	85,891,364
Rio Tinto PLC	668,916	27,295,842
Royal Dutch Shell PLC(a)	1,290,086	85,493,999
SABMiller PLC(a)	1,266,547	61,034,900
SABMiller PLC	1,140,451	54,680,940
		998,797,622
UNITED STATES — 2.5%
Aflac, Inc.	2,129,721	123,779,384
Mettler-Toledo International, Inc.*	521,199	104,865,239
		228,644,623
TOTAL COMMON STOCKS
(Cost $6,897,345,764) — 95.9%		8,832,039,547

SHORT-TERM INVESTMENTS — 3.7%
MONEY MARKET FUNDS
Federated Treasury Obligations Fund, 0.010%	130,000,000	130,000,000
Fidelity Institutional Government Portfolio, 0.010%	83,000,000	83,000,000
Fidelity Institutional Treasury Portfolio, 0.010%	125,100,000	125,100,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $338,100,000) — 3.7%		338,100,000

TOTAL INVESTMENTS
(Cost $7,235,445,764) — 99.6%		9,170,139,547

Other assets less liabilities — 0.4%		32,295,292

TOTAL NET ASSETS — 100.0%
(equivalent to $33.52 per share;
unlimited shares of $1.00 par value
capital shares authorized;
274,537,189 shares outstanding)		$9,202,434,839

PCL — Public Company Limited

PLC — Public Limited Company

* Non-income producing security.

(a) ADR — American Depositary Receipt.

(b) Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

6	SCOUT FUNDS ANNUAL REPORT

Emerging Markets Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Emerging Markets Fund seeks long-term growth of capital by investing in equity securities of emerging market companies or companies that derive a majority of their revenue from emerging market countries.

Market Review – Potential Problems Took a Toll

The MSCI Emerging Markets Index fell 3.86% between the inception of the Scout Emerging Markets Fund on October 15, 2012 and June 30, 2013. The Fund’s benchmark spent most of that period in positive territory before sliding almost 11% in May and June as a variety of potential problems — from a strengthening U.S. dollar to political unrest in Turkey and Brazil — took their toll on emerging markets.

Portfolio Review – Security Selection Drove Results

The Fund gained 11.14% since its October inception. No matter how you slice it, stock selection drove the Fund’s outperformance versus the benchmark. Sector allocation added slightly to relative performance while security selection provided the majority of positive contribution. Looking at it geographically, country allocation provided a positive contribution to relative performance, while security selection, again, was the primary contributor to relative performance. We find those results somewhat gratifying, as we do not target specific sector or country weights for the Fund but rather assemble the portfolio one company at a time after analyzing each business’s balance sheet, growth prospects, competitive position, management team and valuation.

Hermes Microvision, Inc. and Turk Traktor ve Ziraat Makineleri A.S. were the Fund’s biggest contributors to relative performance. Top contributor Hermes is a Taiwanese technology company that designs and manufactures electron beam (e-beam) wafer inspection systems used to detect flaws in semiconductor wafers. As the semiconductor industry relentlessly continues to shrink the size of its microprocessors, established optical inspection systems can no longer get the job done on their own, forcing semiconductor manufactures to turn to solutions like Hermes’s e-beam inspection systems. Industry migration to smaller wafer sizes should continue to generate healthy growth opportunities. Hermes holds 85% of the e-beam market, has a debt-free balance sheet, and owns a robust patent estate covering key technologies that provides a bulwark against competition.

Turk Traktor ve Ziraat Makineleri A.S., or simply Turk Traktor, is Turkey’s largest manufacturer and distributor of agricultural tractors and spare parts. We think there is a lot to like about Turk Traktor. The company’s balance sheet is solid, with $150 million in cash against $200 million in total debt. Turk Traktor also enjoys attractive growth opportunities, as it is estimated that only one-third of Turkish farms own a tractor and many of those are more than 25 years old, suggesting a strong replacement cycle could be coming. We also think the firm possesses competitive advantages, with the country’s widest dealer and maintenance network and a market share above 50%, more than five times that of its closest rival.

The gains in Hermes Microvision and Turk Traktor were partially offset by the Fund’s two biggest detractors from relative performance, Resource Alam Indonesia Tbk P.T. and Koza Altin Isletmeleri A.S. Resource Alam is an Indonesian coal company with an almost debt-free balance sheet and an excellent, low-cost coal concession. A slowing economy in China, Asia’s biggest coal customer, crimped demand for Indonesian coal and pressured Resource Alam’s share price for several months. Given the firm’s balance sheet, coal concession, and a valuation that looked cheap, we were happy to be patient and wait for the coal market to recover. We changed our mind in June, however, when we determined that new regulations on coal usage in the United States might result in more of America’s massive coal production finding its way to Asia, generating long-term downward pressure on Indonesian coal prices. By the end of June, we exited the Resource Alam position.

Sticking with minerals, but moving from one people don’t want to find in their Christmas stocking to one they do, Koza Altin Isletmeleri is a Turkish gold miner and was the Fund’s second biggest detractor from relative performance. Koza’s share price was hit hard by a collapse of more than 20% in gold prices during the quarter. However, Koza’s balance sheet held almost $520 million in cash and less than $2 million in total debt at the end of the first quarter of 2013. We think that represents a level of financial strength that is increasingly rare among gold miners, many of whom added financial leverage over the past few years. Moreover, Koza owns one of the lowest-cost gold mines in the world and has the added advantage of visible production growth as numerous projects move from exploration into development. Given these attributes, a dividend yield above 3%, and a relatively low valuation compared to many of its peers, we think Koza can generate attractive returns over the long term.

JUNE 30, 2013	7

Emerging Markets Fund

Outlook – Opportunities Await

Markets rise and fall, and we saw a lot of moves both ways in emerging markets since mid-October of last year. We try to look through the ups and downs, focusing instead on the long-term fundamentals of individual businesses. Going forward, we will continue to sift through emerging markets companies, looking for businesses we think are truly exceptional.

Mark G. Weber, CFA

Lead Portfolio Manager

Eric D. Chenoweth, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Emerging Markets Fund, MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds, or mutual funds. It is not possible to invest directly in an index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks. Small and mid cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength and liquidity.

8	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2013	Since
Inception†
Scout Emerging Markets Fund	11.14%
MSCI Emerging Markets Index*	-3.86%
Lipper Emerging Market Funds Index*	-2.44%

†	Inception – October 15, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The gross expense ratio for the Fund was 3.00% (as disclosed in the most recent Prospectus) compared to the June 30, 2013 gross expense ratio of 3.40%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup peviously waived expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
10/15/12	$10.00	$—	$—	$10.00
12/31/12	10.49	—	—	10.49
6/30/13(a)	11.09	0.02	—	11.11

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Kalbe Farma Tbk P.T.	4.5%
Turk Traktor ve Ziraat Makineleri A.S.	4.5%
Kimberly-Clark de Mexico S.A.B. de C.V.	4.2%
ITC Ltd.	4.0%
Advanced Info Service PCL.	3.9%
Haier Electronics Group Co., Ltd.	3.8%
MTN Group Ltd.	3.6%
Cia de Bebidas das Americas	3.6%
Greatview Aseptic Packaging Co., Ltd.	3.5%
Ginko International Co., Ltd.	3.5%
Top 10 Equity Holdings Total	39.1%

Based on total investments as of June 30, 2013. Subject to change.

PCL — Public Company Limited

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	MSCI
	Emerging Markets	Emerging Markets*
Number of Equity Holdings	41	820
Weighted Average Market Cap	$16.43B	$32.77B
Weighted Median Market Cap	$4.36B	$14.92B
Price to Earnings Ratio (12 Month Tr.)	19.5	12.3
Price/Book Ratio	3.4	1.5
EPS Growth (Hist. 5 Yr.)	19.4%	14.4%
Return on Equity	20.0%	12.8%
Turnover Ratio (Since Inception)	61%	—
Total Net Assets (in Millions)	$11.9	—
Inception Date	10/15/12	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2013	9

SCHEDULE OF INVESTMENTS

June 30, 2013

EMERGING MARKETS FUND

	Shares	Value
COMMON STOCKS — 93.3%
BRAZIL — 7.2%
Cia de Bebidas das Americas(a)	10,538	$393,594
Cielo S.A.	7,820	195,938
Kepler Weber S.A.	31,300	262,026
		851,558
CHILE — 1.0%
Sociedad Quimica y Minera de Chile S.A.(a)	3,041	122,857

CHINA — 8.4%
AAC Technologies Holdings, Inc.	40,500	228,710
Greatview Aseptic Packaging Co., Ltd.	630,000	389,887
Lenovo Group Ltd.	168,000	152,272
Mindray Medical International Ltd.(a)	6,037	226,086
		996,955
HONG KONG — 3.5%
Haier Electronics Group Co., Ltd.	264,000	420,706

INDIA — 4.7%
HDFC Bank Ltd.(a)	3,086	111,836
ITC Ltd.	81,900	447,022
		558,858
INDONESIA — 6.8%
Kalbe Farma Tbk P.T.	3,470,000	503,456
Mitra Adiperkasa Tbk P.T.	422,500	297,985
		801,441
MALAYSIA — 3.9%
IHH Healthcare Bhd*	184,500	230,661
Oldtown Bhd	270,800	235,702
		466,363
MEXICO — 10.5%
Alsea S.A.B. de C.V.	123,000	291,612
Grupo Herdez S.A.B. de C.V.	42,900	136,174
Kimberly-Clark de Mexico S.A.B. de C.V. — Class A	141,300	463,457
Megacable Holdings S.A.B. de C.V.	130,962	355,768
		1,247,011
PERU — 1.7%
InRetail Peru Corp.*	10,700	197,950

PHILIPPINES — 1.9%
International Container Terminal Services, Inc.	112,970	227,509

POLAND — 1.6%
LPP S.A.	97	191,215

RUSSIAN FEDERATION — 2.0%
Magnit OJSC	1,030	235,737

SOUTH AFRICA — 5.2%
MTN Group Ltd.	21,660	403,176
Nampak Ltd.	65,900	218,998
		622,174
SOUTH KOREA — 3.0%
Samsung Electronics Co., Ltd.	185	217,390
Samsung Life Insurance Co., Ltd.	1,409	133,244
		350,634
TAIWAN — 9.8%
Ginko International Co., Ltd.	23,000	388,309
Hermes Microvision, Inc.	12,000	344,333
Largan Precision Co., Ltd.	9,000	288,279
Taiwan Hon Chuan Enterprise Co., Ltd.	62,000	145,220
		1,166,141
THAILAND — 3.6%
Advanced Info Service PCL	46,900	426,432

TURKEY — 9.5%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	13,000	188,728
Koza Altin Isletmeleri A.S.	10,707	129,903
Turk Traktor ve Ziraat Makineleri A.S.	14,024	494,443
Turkcell Iletisim Hizmetleri A.S.*(a)	22,166	318,526
		1,131,600
UNITED ARAB EMIRATES — 1.5%
Aramex PJSC	265,500	177,096

UNITED STATES — 7.5%
Anadarko Petroleum Corp.	3,518	302,302
National Oilwell Varco, Inc.	4,173	287,520
Pricesmart, Inc.	1,619	141,873
Schlumberger Ltd.	2,167	155,287
		886,982
TOTAL COMMON STOCKS
(Cost $10,256,969) — 93.3%		11,079,219

TOTAL INVESTMENTS
(Cost $10,256,969) — 93.3%		11,079,219

Other assets less liabilities — 6.7%		796,251

TOTAL NET ASSETS — 100.0%
(equivalent to $11.09 per share;
unlimited shares of $1.00 par value
capital shares authorized;
1,070,807 shares outstanding)		$11,875,470

OJSC — Open Joint Stock Company

PCL — Public Company Limited

PJSC — Private Joint Stock Company

*	Non-income producing security.

(a) ADR — American Depositary Receipt.

See accompanying Notes to Financial Statements.

10	SCOUT FUNDS ANNUAL REPORT

Global Equity Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Global Equity Fund seeks long-term growth of capital by investing primarily in equity securities of companies that are located anywhere in the world, including emerging markets.

Market Review – Global Markets Rise

The MSCI World Index powered through strong economic headwinds to generate a one-year total return of 18.58% for the 12 months ended June 30, 2013. In most developed regions of the world, economic growth was slow, slowing or negative in summer 2012, and global stock markets were in retreat. In an effort to rectify the economic situation, major governments worldwide intervened to support their countries’ liquidity, currencies and growth rates.

Widespread economic growth remained elusive through the end of 2012, but investors generally remained optimistic that the stimulus measures taken by central banks would gain traction. Consumer sentiment in the United States rose, even as investors faced fresh obstacles like the business disruption from Hurricane Sandy, government spending cuts and income tax hikes for individuals in the United States, and more fiscal debt issues in the European Union (EU). Although the progress was uneven, with periodic setbacks, global stock markets continued to advance well into spring 2013.

Moving into the final eight weeks of the period, market volatility increased sharply in response to statements made by the Federal Reserve. The Fed announced that, with the U.S. economy and unemployment rate showing signs of improvement, it could start paring down the quantitative easing (QE) bond-buying program that has helped stimulate the U.S. economy since 2008. The news caused an upheaval in global markets as investors worried about the possible impact on the U.S. economy, the world’s largest. The emerging markets pulled back more rapidly than the developed markets due to concern that recent investment inflows would reverse.

Across the Atlantic, national governments and central banks continued to work to keep the EU’s debt crisis in check, and small bits of encouraging news emerged. For example, key manufacturing indices in France, Italy and the United Kingdom moved higher, approaching levels that indicate expansion.

Japan was the bright spot in Asia. Prime Minister Shinzu Abe continued to press for financial and structural reforms that would shift Japan’s economy into a higher gear, and the Bank of Japan announced plans to double its open-market purchases of assets. Other good news from Japan included much improved corporate earnings estimates, rising sales of residential real estate, and accelerated bank lending. Small business sentiment, job offers and a Japanese composite of economic indicators all moved higher.

The economic picture in China remained dim. Many emerging markets that depend on China to purchase their exports showed signs of weakness as well.

Against this backdrop, most major country components of the Index posted gains, except China. In fact, many countries posted double digit returns. Results for the emerging markets, the majority of which are not included in the Index, varied greatly.

Portfolio Review – U.S. Allocation Contributed Most

The Scout Global Equity Fund outperformed its benchmark MSCI World Index for the 12 months ending June 30, 2013. Our top-down geographic and market-cap decisions as well as individual securities selection were, on the whole, additive to total return. The Fund’s sector weightings had little net impact, and our exposure to cash detracted modestly.

To build the Fund’s portfolio, we allocate assets across six categories or “sleeves” that represent specific geographic areas and market capitalizations: small, mid-cap and large U.S. stocks, emerging market stocks, large international stocks, and a discretionary allocation that we use tactically; it may have global exposure or focus on a specific region (e.g., Europe or Asia), depending upon our current views of global market conditions. As part of a longer-term strategy, we increased the investment in U.S. small and mid-cap stocks during this period (as compared to years past).

The three U.S. exposures represented approximately 57% of Fund assets, on average, and U.S. holdings, particularly domestic small caps, added most to the Fund’s outperformance versus the Index. Irish, Canadian and German allocations were key contributors as well, while our selections in France and Japan detracted most.

Turning to individual holdings, the strongest individual contributors were Ryanair Holdings PLC and Sysmex Corp. Ireland-based Ryanair is Europe’s ultra-low cost regional air carrier. Customers have rated it the best airline in the EU, with superior service and on-time records. The EU’s economic woes notwithstanding, the no-frills air carrier is growing rapidly, boosting operating margins and return on equity through growth in passenger numbers and rigorous dedication to cost cutting. Sysmex, a Japanese health care company that develops and manufactures in-vitro testing and other diagnostic technologies, grew sales, operating income and net income during its 2013 fiscal year. Strong interest in Japanese stocks and a weaker Yen also helped the stock. In addition, the company opened a research and development center in the United States to speed the integration of its technologies with testing technologies in the U.S. market, and announced that it will increase manufacturing capacity in Japan in response to rising global demand.

Two other Japanese holdings, Sumitomo Mitsui Trust Holdings, Inc. and FANUC Corp. did not fare so well and, along with the Fund’s small cash exposure, were the major detractors from results. Sumitomo is a market leader in asset management and real estate transactions; fees from asset management,

JUNE 30, 2013	11

Global Equity Fund

including the management of real estate, comprise 50% of Sumitomo’s income. We purchased the stock in the belief that a shift from deflation to inflation for Japan would increase fee income. Volatility in Japan’s stock market hit the stock hard in the short run, but we continue to believe that, once Japanese structural reforms begin in earnest, Sumitomo will do well. FANUC develops and manufactures factory automation equipment, including robo-drills used in making smartphone cases. The stock price came under pressure because of increased competition, and we sold the position. As for the cash, the amount was well within the Fund’s normal range, but generated insignificant earnings in the low-interest rate environment.

Outlook – Moderately Constructive on Global Markets

We remain optimistic about global stock markets. To be certain, there are a number of sizable issues that could weigh on investor sentiment and stock returns, including rising debt levels in Japan, uncertainty about the Fed’s next move, and the lingering financial problems of EU members like Portugal, Italy, Greece and Spain. Weighed against these and arguing for future market gains are the Fed’s clear message that it does not intend to act precipitously and rising interest rates in several major economies (generally considered a good indicator for corporate profits and, by extension, equity markets). The U.S. put a major source of concern behind it by resolving the fiscal cliff issues, and we are hopeful that Japan can proceed with meaningful, constructive government reforms after elections later in 2013.

Gary N. Anderson, CFA

Co-Lead Portfolio Manager

James A. Reed II, JD, CFA

Co-Lead Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Global Equity Fund, MSCI World Index and Lipper Global Multi-Cap Growth Funds Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks. Small and mid cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate.

12	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2013		Since
	1 Year	Inception‡
Scout Global Equity Fund	19.41%	5.68%
MSCI World Index*	18.58%	6.15%
Lipper Global Multi-Cap Growth Funds Index*	16.59%	2.60%

‡	Inception – June 30, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2012, the gross expense ratio for the Fund was 5.25% (as disclosed in the most recent Prospectus) compared to the June 30, 2013 gross expense ratio of 4.80%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup peviously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	MSCI
	Global Equity	World*
Number of Equity Holdings	123	1,604
Weighted Average Market Cap	$52.68B	$78.10B
Weighted Median Market Cap	$19.03B	$41.82B
Price to Earnings Ratio (12 Month Tr.)	21.1	18.6
Price/Book Ratio	2.5	1.6
EPS Growth (Hist. 5 Yr.)	11.4%	8.8%
Return on Equity	12.8%	11.0%
Standard Deviation	14.6%	15.4%
Sharpe Ratio	0.38	0.40
Beta†	0.94	1.00
Alpha†	-0.1%	—
R-squared†	0.97	1.00
Upside Capture†	91.4%	100%
Downside Capture†	94.0%	100%
Turnover Ratio (Trailing 1 Year)	110%	—
% in Emerging Markets	5%	0.0%
Total Net Assets (in Millions)	$7.0	—
Inception Date	6/30/11	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.
†	Measured against the MSCI World Index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
iShares S&P 100 Index Fund (ETF)	4.5%
iShares MSCI EAFE Index Fund (ETF)	2.8%
Google, Inc.	2.0%
General Electric Co.	1.8%
U.S. Bancorp	1.7%
Boeing Co.	1.7%
Kraft Foods Group, Inc.	1.7%
Marsh & McLennan Cos., Inc.	1.7%
Walt Disney Co.	1.7%
iShares MSCI Japan Index Fund (ETF)	1.6%
Top 10 Equity Holdings Total	21.2%

Based on total investments as of June 30, 2013. Subject to change.

ETF — Exchange-Traded Fund

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
6/30/11	$10.00	$—	$—	$10.00
12/31/11	8.88	0.01	—	8.89
12/31/12	10.15	0.09	—	10.25
6/30/13(a)	11.02	0.03	—	11.15

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2013	13

SCHEDULE OF INVESTMENTS

June 30, 2013

GLOBAL EQUITY FUND

	Shares	Value
COMMON STOCKS — 86.3%
BRAZIL — 0.5%
Cia de Bebidas das Americas(a)	900	$33,615

CANADA — 3.3%
Agrium, Inc.(b)	388	33,740
Canadian Pacific Railway Ltd.(b)	642	77,926
Catamaran Corp.*(b)	350	17,052
Enbridge, Inc.(b)	1,081	45,478
Imperial Oil Ltd.(b)	1,459	55,748
		229,944
CHILE — 0.5%
Sociedad Quimica y Minera de Chile S.A.(a)	821	33,168

CHINA — 0.4%
Greatview Aseptic Packaging Co., Ltd.	49,000	30,325

FINLAND — 1.4%
Sampo — A Shares	2,503	97,540

FRANCE — 3.0%
Air Liquide S.A.(a)	2,114	52,321
Dassault Systemes S.A.	354	43,302
Essilor International S.A.(a)	1,447	77,183
Technip S.A.(a)	1,583	40,272
		213,078
GERMANY — 1.3%
Bayer A.G.(a)	823	87,789

HONG KONG — 0.4%
Haier Electronics Group Co., Ltd.	18,000	28,685

INDONESIA — 0.5%
Kalbe Farma Tbk P.T.	250,500	36,345

IRELAND — 1.2%
Ryanair Holdings PLC(a)	1,683	86,725

ITALY — 1.1%
Luxottica Group S.p.A.(a)	1,503	75,992

JAPAN — 5.3%
Ajinomoto Co., Inc.(a)	4,734	69,969
Kao Corp.(a)	2,079	71,455
Kubota Corp.(a)	612	44,547
Sysmex Corp.	1,400	91,611
Toyota Motor Corp.(a)	759	91,581
		369,163
MEXICO — 0.5%
Kimberly-Clark de Mexico S.A.B. de C.V. — Class A	9,700	31,816

NETHERLANDS — 1.8%
Core Laboratories N.V.	350	53,081
Gemalto N.V.(a)	1,644	74,522
		127,603
SINGAPORE — 1.3%
United Overseas Bank Ltd.(a)	2,938	92,371

SOUTH AFRICA — 0.4%
MTN Group Ltd.	1,700	31,644

SPAIN — 0.8%
Inditex S.A.(a)	2,286	56,533

SWITZERLAND — 3.6%
Nestle S.A.(a)	1,267	83,343
SGS S.A.	45	96,660
Temenos Group A.G.	3,024	73,951
		253,954
TAIWAN — 1.7%
Ginko International Co., Ltd.	2,000	33,766
Hermes Microvision, Inc.	1,000	28,694
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	3,241	59,375
		121,835
THAILAND — 0.5%
Advanced Info Service PCL	3,600	32,733

TURKEY — 0.5%
Turk Traktor ve Ziraat Makineleri A.S.	900	31,731

UNITED KINGDOM — 2.2%
Barclays PLC(a)	4,695	80,378
Prudential PLC(a)	2,271	74,307
		154,685
UNITED STATES — 54.1%
Acorda Therapeutics, Inc.*	275	9,072
Actavis, Inc.*	681	85,956
Adobe Systems, Inc.*	1,905	86,792
ADTRAN, Inc.	777	19,122
AGCO Corp.	250	12,548
Akorn, Inc.*	1,833	24,782
Alaska Air Group, Inc.*	356	18,512
Allergan, Inc.	626	52,734
Anadarko Petroleum Corp.	675	58,003
Apple, Inc.	106	41,984
Applied Materials, Inc.	6,000	89,460
Avago Technologies Ltd.	450	16,821
Boeing Co.	1,140	116,782
Buckle, Inc.	365	18,987
Cabot Oil & Gas Corp.	325	23,082
Carpenter Technology Corp.	447	20,146
Centene Corp.*	508	26,650
Chart Industries, Inc.*	476	44,787
Chevron Corp.	845	99,997
Coca-Cola Co.	2,349	94,218
Computer Programs & Systems, Inc.	459	22,555
Cooper Cos., Inc.	225	26,786
Cracker Barrel Old Country Store, Inc.	301	28,493
Delek U.S. Holdings, Inc.	792	22,794
Discover Financial Services	1,856	88,420
Dominion Resources, Inc.	1,334	75,798

14	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2013

GLOBAL EQUITY FUND

	Shares	Value
UNITED STATES (Continued)
Eagle Materials, Inc.	50	$3,314
Finisar Corp.*	1,790	30,340
Fusion-io, Inc.*	2,367	33,706
Generac Holdings, Inc.	500	18,505
General Electric Co.	5,268	122,165
Google, Inc. — Class A*	151	132,936
Gulfport Energy Corp.*	1,372	64,580
Hartford Financial Services Group, Inc.	2,175	67,251
Hatteras Financial Corp. REIT	1,350	33,264
Hologic, Inc.*	700	13,510
IAC/InterActiveCorp	550	26,158
JDS Uniphase Corp.*	2,350	33,793
JM Smucker Co.	713	73,546
Jos. A. Bank Clothiers, Inc.*	567	23,428
KeyCorp	4,975	54,924
Kirby Corp.*	315	25,055
Kraft Foods Group, Inc.	2,073	115,819
Lam Research Corp.*	425	18,845
Lincoln National Corp.	1,525	55,617
Manpower, Inc.	300	16,440
Marsh & McLennan Cos., Inc.	2,860	114,171
Merit Medical Systems, Inc.*	2,475	27,596
Mettler-Toledo International, Inc.*	368	74,042
Mid-America Apartment Communities, Inc. REIT	355	24,058
Monro Muffler Brake, Inc.	453	21,767
Monsanto Co.	1,047	103,444
NetFlix, Inc.*	75	15,832
Netgear, Inc.*	762	23,271
Oracle Corp.	1,760	54,067
Parker Hannifin Corp.	175	16,695
Pfizer, Inc.	2,214	62,014
Philip Morris International, Inc.	670	58,035
Pioneer Natural Resources Co.	559	80,915
Portfolio Recovery Associates, Inc.*	197	30,265
priceline.com, Inc.*	14	11,580
Procter & Gamble Co.	1,018	78,376
QUALCOMM, Inc.	931	56,865
Questar Corp.	2,500	59,625
Ross Stores, Inc.	275	17,823
Salix Pharmaceuticals Ltd.*	471	31,157
Semtech Corp.*	822	28,795
Stoneridge, Inc.*	3,328	38,738
Team Health Holdings, Inc.*	450	18,482
Textron, Inc.	720	18,756
Tidewater, Inc.	775	44,152
Triumph Group, Inc.	340	26,911
TRW Automotive Holdings Corp.*	475	31,559
U.S. Bancorp	3,241	117,162
ValueClick, Inc.*	1,069	26,383
Verizon Communications, Inc.	2,030	102,190
Waddell & Reed Financial, Inc. — Class A	547	23,794
Walt Disney Co.	1,801	113,733
WPX Energy, Inc.*	1,225	23,201
Zoetis, Inc.	697	21,530
		3,785,461
TOTAL COMMON STOCKS
(Cost $5,197,634) — 86.3%		6,042,735

EXCHANGE-TRADED FUNDS — 9.5%
JAPAN — 2.5%
iShares MSCI Japan Index Fund	9,257	103,864
Nomura NEXT FUNDS TOPIX-17 Banks ETF	666	71,985
		175,849
MISCELLANEOUS — 2.7%
iShares MSCI EAFE Index Fund ETF	3,247	186,313

UNITED STATES — 4.3%
iShares S&P 100 Index Fund	4,178	300,607

TOTAL EXCHANGE-TRADED FUNDS
(Cost $673,851) — 9.5%		662,769

TOTAL INVESTMENTS
(Cost $5,871,485) — 95.8%		6,705,504

Other assets less liabilities — 4.2%		295,704

TOTAL NET ASSETS — 100.0%
(equivalent to $11.02 per share;
unlimited shares of $1.00 par value
capital shares authorized;
635,435 shares outstanding)		$7,001,208

ETF — Exchange Traded Fund

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a) ADR — American Depositary Receipt.

(b) Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

JUNE 30, 2013	15

Mid Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of mid cap companies.

Market Review – Mid Caps Led the U.S. Market

For the 12 months ended June 30, 2013, the Russell Midcap Index generated a one-year total return of 25.41%, outpacing large, small and microcap U.S. stocks (as measured by other Russell U.S. indices).

Throughout the period, political and macroeconomic factors had strong influence on U.S. equity markets. Stock prices moved modestly higher during the July-to-September period in response to aggressive monetary policy announcements and actions by central banks in Europe and the United States. Encouraged by the central banks’ various efforts to shift the economy into higher gear, investors bought riskier assets, particularly in sectors that benefit from economic growth. During the fall of 2012, the market fluctuated in response to news about the closely contested U.S. presidential election and the threatened U.S. “fiscal cliff” of tax reform and government spending cuts.

Post-election, and with the tax and government spending decisions made, the bull market in U.S. stocks resumed and gained speed as investors embraced the age-old adage, “Don’t fight the Fed” or, in this instance, “Don’t fight the central banks.” Various U.S. stock indices moved into record territory in the January-to-April period before backing away from those heights after mid-May. The cause of the recoil: Federal Reserve Chairman Ben Bernanke said the central bank could begin in September 2013 to step away from a quantitative easing (QE) bond-buying program it has used to stimulate the economy, and wrap up that program as early as summer 2014. Although Bernanke emphasized that the schedule for tapering QE will depend on economic growth, investors did not take the news well. U.S. interest rates rose sharply, market volatility quickly increased, and market conditions remained choppy through much of June.

Notwithstanding the May-June market instability, every sector of the Index generated a positive double-digit total return for the 12-month period. The consumer discretionary, industrial and energy sectors gained the most, suggesting investors were optimistic that accommodative monetary policies will produce a more robust economy, boosting consumption, energy prices and industrial production. The defensive, rate-sensitive utilities sector and information technology chalked up the smallest gains.

Portfolio Review – Focus on Growth Catalysts Worked Well

Our view on equities was moderately bullish. While encouraged by very accommodative monetary policies, we were also concerned about the potential impact of health care regulatory change. Accordingly, we increased our focus on businesses with company-specific catalysts for growth that may help them to do well in a wide range of economic conditions. Our cautiously bullish positioning and bias toward quality and growth catalysts resulted in a positive return for the Scout Mid Cap Fund, albeit one moderately below that of the Index.

For example, we purchased shares of financial companies with improving financial positions, including Hartford Financial Services Group, Inc.and KeyCorp, among others. Each has taken concrete steps since the 2008-2009 global financial crisis to heal its balance sheet and, in our view, was poised to expand profits and dividends in a more stable environment.

At KeyCorp, new management aimed to reduce loan losses and increase earnings via prudent cost-cutting and expanded merchant banking to small- and mid-size businesses. To increase earnings per share, the company initiated a stock repurchase program. In the event of a stronger economy, KeyCorp could see an uptick in loan demand and higher yields on its loan and securities portfolio.

Hartford Financial Services Group, Inc. was the Fund’s largest holding and the largest individual contributor to performance. Investors responded positively to Hartford’s efforts to shore up its balance sheet and reduce risk, largely through asset sales. At the same time that asset sales allowed Hartford to repurchase shares and reduce company debt levels, rising prices in the company’s core insurance operations helped the stock. Finally, higher interest rates would mean enhanced yields on Hartford’s sizable bond portfolio.

The Fund was substantially overweighted in the energy sector, and various stock selections in the sector, such as Bakken Shale producers Oasis Petroleum, Inc. and Hess Corp., generated higher 12-month returns than the sector as a whole. The Bakken Shale formation spans the North Dakota-Saskatchewan border and is a major new source of domestic oil and gas. Hess is one of the largest producers in the Bakken region and has operations outside the United States as well. Under pressure from a shareholder group, the company is shedding non-core assets and seeking to optimize its corporate structure, changes that have been well received by investors. Oasis Petroleum is growing production rapidly and has hit their operating targets more consistently than many peers.

The primary offsets to these well-performing stocks were our moderate cash position, and weakness in Skyworks Solutions, Inc., Questcor Pharmaceuticals, Inc., and Teradata Corp. Although cash balances were generally kept low, the strong returns in the Russell Midcap benchmark caused some cash drag over the 12-month period. Skyworks, a manufacturer of semiconductors used for signal processing in wireless devices, suffered from the problems at Apple, Inc., weakness in emerging market economies, and general competition in the space. Questcor Pharmaceuticals underperformed due to fears about lack of reimbursement from insurance companies for Acthar, their key drug which is a treatment for multiple schlerosis, infantile spasm, rheumatology related conditions, and nephrotic syndrome due to problems with kidney function. Teradata, a leading data analytics provider saw a slowdown in orders due to economic uncertainty.

16	SCOUT FUNDS ANNUAL REPORT

Outlook – Fed Policy Moves Will Determine the Market’s Mood

At this juncture, we believe the words and actions of the Fed will outweigh most other factors in shaping overall market performance. Yet it is difficult to predict the Fed’s next move since, by its own admission, the central bank’s policy-making will be dependent on future data. We expect the stock market to remain volatile while the central bankers wait for signals on the economy and unemployment trends. In light of this, we will continue to emphasize individual stock selection over sector and industry allocation, seeking out companies with business models, cash flows, valuations, and company-specific catalysts that may allow them to ride out the volatility better than most.

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index. The Lipper Mid-Cap Core Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in mid-cap core companies.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Mid cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid cap companies may be slightly less volatile than those of small cap companies, they still involve substantial risk. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

JUNE 30, 2013	17

Mid Cap Fund

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2013
				Since
	1 Year	3 Years	5 Years	Inception‡
Scout Mid Cap Fund	21.53%	19.67%	9.68%	10.42%
Russell Midcap® Index*	25.41%	19.53%	8.28%	6.32%
Lipper Mid-Cap Core Funds Index*	24.58%	17.33%	7.50%	5.94%

‡	Inception – October 31, 2006.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2012, the gross/net expense ratio for the Fund was 1.06% (as disclosed in the most recent Prospectus) compared to the June 30, 2013 gross/net expense ratio of 2.17%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell
	Mid Cap	Midcap®*
Number of Equity Holdings	95	810
Weighted Average Market Cap	$7.87B	$9.80B
Weighted Median Market Cap	$7.18B	$9.05B
Price to Earnings Ratio (12 Month Tr.)	19.4	23.4
Price/Book Ratio	1.8	2.4
EPS Growth (Hist. 5 Yr.)	10.2%	11.1%
Return on Equity	9.9%	10.7%
Standard Deviation	15.19%	15.76%
Sharpe Ratio	1.29	1.23
Beta†	0.92	1.00
Alpha†	1.51%	—
R-squared†	0.92	1.00
Upside Capture†	95.5%	100%
Downside Capture†	92.0%	100%
Turnover Ratio (Trailing 1 Year)	127%	—
Total Net Assets (in Millions)	$1,600.6	—
Inception Date	10/31/06	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell Midcap® Index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Hartford Financial Services Group, Inc.	4.4%
KeyCorp.	3.9%
JM Smucker Co.	3.6%
Questar Corp.	3.2%
Lincoln National Corp.	3.0%
Tidewater, Inc.	2.5%
TRW Automotive Holdings Corp.	2.4%
Gulfport Energy Corp.	2.3%
WPX Energy, Inc.	2.2%
Principal Financial Group, Inc.	2.1%
Top 10 Equity Holdings Total	29.6%

Based on total investments as of June 30, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/08	$7.47	$—	$—	$8.38
12/31/09	10.95	0.04	—	11.90
12/31/10	13.36	0.10	0.54	14.95
12/31/11	12.72	0.50	0.16	14.97
12/31/12	13.67	0.24	0.06	16.22
6/30/13(a)	15.75	0.04	—	18.34

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

18	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2013

MID CAP FUND

	Shares	Value
COMMON STOCKS — 98.5%
CONSUMER DISCRETIONARY — 15.0%
AutoZone, Inc.*	21,294	$9,022,055
Cabela’s, Inc.*	255,700	16,559,132
Chipotle Mexican Grill, Inc.*	13,532	4,930,384
Discovery Communications, Inc. — Class C*	82,700	5,760,882
Dollar General Corp.*	281,275	14,184,698
DR Horton, Inc.	144,775	3,080,812
HomeAway, Inc.*	288,600	9,333,324
Life Time Fitness, Inc.*	201,575	10,100,923
LKQ Corp.*	524,800	13,513,600
Michael Kors Holdings Ltd.*(a)	160,625	9,961,963
NetFlix, Inc.*	76,750	16,201,157
Nordstrom, Inc.	187,375	11,231,257
Polaris Industries, Inc.	121,650	11,556,750
priceline.com, Inc.*	18,382	15,204,304
Ross Stores, Inc.	361,000	23,396,410
TripAdvisor, Inc.*	199,425	12,139,000
TRW Automotive Holdings Corp.*	579,413	38,496,200
Ulta Salon, Cosmetics & Fragrance, Inc.*	94,350	9,450,096
Wynn Resorts Ltd.	45,800	5,862,400
		239,985,347
CONSUMER STAPLES — 7.8%
Darling International, Inc.*	733,625	13,689,442
Hershey Co.	133,075	11,880,936
Hormel Foods Corp.	315,425	12,169,097
JM Smucker Co.	556,078	57,359,446
Monster Beverage Corp.*	63,364	3,850,630
Tyson Foods, Inc. — Class A	654,000	16,794,720
Whole Foods Market, Inc.	185,850	9,567,558
		125,311,829
ENERGY — 10.7%
Bristow Group, Inc.	191,025	12,477,753
Cabot Oil & Gas Corp.	306,200	21,746,324
Energy XXI Bermuda Ltd.(a)	206,175	4,572,962
Gulfport Energy Corp.*	772,300	36,352,161
Hess Corp.	108,175	7,192,556
Tesoro Corp.	56,860	2,974,915
Tidewater, Inc.	689,550	39,283,663
Western Refining, Inc.	404,971	11,367,536
WPX Energy, Inc.*	1,833,350	34,723,649
		170,691,519
FINANCIALS — 22.7%
American Capital Agency Corp. REIT	229,900	5,285,401
Arch Capital Group Ltd.*(a)	245,957	12,644,649
Axis Capital Holdings Ltd.(a)	281,275	12,876,770
Comerica, Inc.	821,350	32,714,371
CYS Investments, Inc. REIT	2,076,115	19,121,019
Hartford Financial Services Group, Inc.	2,244,075	69,386,799
Hatteras Financial Corp. REIT	956,310	23,563,478
KeyCorp	5,549,975	61,271,724
Lincoln National Corp.	1,298,338	47,350,387
Principal Financial Group, Inc.	886,050	33,182,572
Reinsurance Group of America, Inc.	158,750	10,971,213
Signature Bank*	147,050	12,208,091
Validus Holdings Ltd.(a)	622,300	22,477,476
		363,053,950
HEALTH CARE — 9.0%
Acorda Therapeutics, Inc.*	257,050	8,480,079
Catamaran Corp.*(a)	404,675	19,715,766
Cooper Cos., Inc.	140,175	16,687,834
HMS Holdings Corp.*	317,250	7,391,925
Hologic, Inc.*	1,156,000	22,310,800
Humana, Inc.	107,923	9,106,543
Mednax, Inc.*	149,000	13,645,420
Team Health Holdings, Inc.*	456,050	18,729,973
Universal Health Services, Inc. — Class B	187,800	12,575,088
Vertex Pharmaceuticals, Inc.*	80,025	6,391,597
Zimmer Holdings, Inc.	133,950	10,038,213
		145,073,238
INDUSTRIALS — 9.0%
AGCO Corp.	250,425	12,568,831
Chart Industries, Inc.*	183,550	17,270,220
Fluor Corp.	228,700	13,564,197
Generac Holdings, Inc.	474,825	17,573,273
Jacobs Engineering Group, Inc.*	294,700	16,246,811
Manpowergroup, Inc.	214,600	11,760,080
Parker Hannifin Corp.	178,200	17,000,280
Textron, Inc.	843,109	21,962,989
United Rentals, Inc.*	188,375	9,401,796
WESCO International, Inc.*	105,725	7,185,071
		144,533,548

(Continued on next page)

JUNE 30, 2013	19

SCHEDULE OF INVESTMENTS

June 30, 2013

MID CAP FUND (Continued)

	Shares	Value
INFORMATION TECHNOLOGY — 14.1%
ANSYS, Inc.*	73,475	$5,371,023
Applied Materials, Inc.	1,165,250	17,373,877
Avago Technologies Ltd.(a)	350,575	13,104,493
Avnet, Inc.*	384,175	12,908,280
Computer Sciences Corp.	500,725	21,916,733
Cree, Inc.*	155,423	9,925,313
FEI Co.	97,750	7,134,773
IAC/InterActiveCorp	652,625	31,038,845
JDS Uniphase Corp.*	1,837,700	26,426,126
Lam Research Corp.*	653,700	28,985,058
Linear Technology Corp.	317,650	11,702,226
MICROS Systems, Inc.*	258,475	11,153,196
Skyworks Solutions, Inc.*	330,203	7,228,144
Teradata Corp.*	191,450	9,616,533
ValueClick, Inc.*	456,250	11,260,250
		225,144,870
MATERIALS — 4.2%
Agnico-Eagle Mines Ltd.(a)	224,650	6,186,861
Allegheny Technologies, Inc.	253,614	6,672,584
Celanese Corp.	130,100	5,828,480
Compass Minerals International, Inc.	228,938	19,352,129
Eagle Materials, Inc.	91,750	6,080,273
Louisiana-Pacific Corp.*	1,019,725	15,081,733
Westlake Chemical Corp.	82,100	7,915,261
		67,117,321
UTILITIES — 6.0%
Alliant Energy Corp.	460,225	23,204,544
DTE Energy Co.	242,950	16,280,080
Questar Corp.	2,137,000	50,967,450
Xcel Energy, Inc.	179,950	5,099,783
		95,551,857
TOTAL COMMON STOCKS
(Cost $1,392,095,591) — 98.5%		1,576,463,479

SHORT-TERM INVESTMENTS — 0.4%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio, 0.010%	6,000,000	6,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,000,000) — 0.4%		6,000,000

TOTAL INVESTMENTS
(Cost $1,398,095,591) — 98.9%		1,582,463,479

Other assets less liabilities — 1.1%		18,112,188

TOTAL NET ASSETS — 100.0%
(equivalent to $15.75 per share;
unlimited shares of $1.00 par value
capital shares authorized;
101,594,460 shares outstanding)		$1,600,575,667

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a) Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

20	SCOUT FUNDS ANNUAL REPORT

Small Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small cap companies located anywhere in the United States.

Market Review – Small Caps Hit Record Highs

The Russell 2000 Index moved into record-high territory during the 12 months ended June 30, 2013, surpassing the peak level set in April 2011. Buoyed by improving economic conditions in the United States, accommodative monetary policy and high levels of quarterly earnings growth, the Index overcame several bouts of fear to generate a one-year total return of 24.21%. The Scout Small Cap Fund posted a significantly better return of 30.39% over the period.

Entering the period, corporate earnings growth was lackluster, held back by slowing global growth and entrenched debt problems in the European Union (EU). Investors looked past this, however, when the European Central Bank (ECB) made an open-ended commitment to bailout economically weak EU countries by purchasing their sovereign debt. The pledge ignited hopes that Europe might not drag the global economy into recession, setting off a mid-summer round of gains for U.S. stocks. The rally received another boost when the Federal Reserve (the Fed) announced in September that that it would keep the federal funds rate low until 2015 and institute a third round of quantitative easing (QE).

By fall, the closely contested U.S. presidential election raised questions about the future direction of U.S. monetary and fiscal policy, putting a damper on stocks. When the political status quo won out, investor confidence recovered, and a second rally, albeit a volatile one, ensued. Steady if unspectacular improvements in the U.S. economy and a sharp uptick in earnings growth rates fueled the rally, while uncertainty surrounding the Fed’s future actions resulted in volatility. Comments from the Fed in May and June ignited fears that the Central Bank was on the brink of backing away from QE. Worried about what this could mean for economic growth, investors became decidedly nervous. Small caps surrendered some of their earlier gains before staging a rebound as the period came to a close.

Portfolio Review – Energy Theme Figured Largest in Results

The Fund outperformed the Index by a sizable margin, thanks to the positive effect of our stock selections in the energy, financials and health care sectors. The gains from these positions handily offset the negative effect of overweighting the health care sector, which posted smaller gains than all but one other sector, and weaker relative results for our individual selections in the materials sector.

To build a diversified portfolio, we seek to identify secular trends that can drive growth in a given sector over time. We then select companies within the sector that we believe are well positioned to take advantage of the trend(s). During this period, the recent rise in U.S. energy production was a major theme in the portfolio.

According to the American Petroleum Institute, domestic oil production grew more in 2012 than any time in history. The U.S. Energy Information Administration expects average daily production to increase further in 2013 as advances in oil and gas technology (drilling techniques, seismic mapping, fracking, etc.) make it possible to locate new energy reserves and extract hydrocarbons once thought to be unrecoverable. Collectively and individually, stocks associated with these developments made the strongest contribution to outperformance versus the index.

Gulfport Energy Corp., the top individual contributor, is an oil and gas exploration and production company that focuses primarily on its 128,000 net acres in the Midwest’s Utica Shale formation. In 2012, the company drilled its first wells in the area and was able to provide investors with initial reports that demonstrated results among the best ever recorded for an onshore oil and gas well. In 2013, production growth is expected to exceed 200% as the company ramps up its drilling in the Utica Shale.

Other top contributors included two companies involved in mergers or acquisitions during the period: Cymer, Inc. and Stratasys Ltd. Cymer was purchased by ASML Holding N.V., a manufacturer of photolithography equipment used in the semiconductor industry. Cymer owns a complementary light source technology that makes it possible to produce smaller and more powerful semiconductors. In October 2012, Netherlands-based ASML made a bid to acquire the company. The move was well received by the market. We sold the position because ASML’s $39 billion market capitalization is too large for a small cap fund.

As a maker of 3D printers, Stratasys benefits from two additional themes in the portfolio – the substitution of capital for labor and the shift from analog to digital technologies. The company merged with a privately owned competitor, strengthening its position within the 3D printing market. Financial results over the past year have been very strong, and we continue to see potential in Stratasys and its industry. Three-dimensional printing technology for both consumer and industrial applications continues to evolve. Companies such as Boeing have begun using 3D printers to produce components on demand, thus lowering inventory costs. Further, prices of 3D printers have fallen enough to make them attractive to hobbyists and entrepreneurs.

The Fund’s largest individual detractors were Tibco Software, Inc., Oclaro, Inc. and Titan Machinery, Inc. Tibco’s software is used to generate real-time analysis of data. The company reported disappointing earnings in December 2012. We believe this was related primarily to slower demand from the financial services sector, perhaps due to increasing regulation. Demand from Tibco’s other market segments was quite strong. We look for the company’s performance to improve and continue to own the stock.

We sold the Fund’s investments in Titan Machinery, Inc. and Oclaro, Inc. Titan, a Great Plains distributor of farm equipment, fared poorly in the summer of 2012 as a drought caused farmers to delay or seek better pricing on agriculture equipment purchases. This led to higher inventories and lower-margin sales as Titan discounted equipment. As for Oclaro, the company designs and develops components of optical communications equipment that help to meet rapidly

JUNE 30, 2013	21

Small Cap Fund

increasing bandwidth requirements. We believe the industry has long-term growth potential. However, we became increasingly convinced that Oclaro’s position in comparison to competitors like Finisar Corp. (also a Fund holding) had deteriorated. We sold the former and maintained our investment in the latter.

Outlook – Strengthening U.S. Economy Favors Small Caps

We believe the current environment of an improving U.S. economy, resulting in a stronger U.S. dollar and higher interest rates, will support the outperformance of small cap domestic equities. We believe small cap equities to be advantaged relative to their large cap peers for a number of reasons. Small caps derive a larger component of their earnings from the domestic economy and may realize faster growth in their earnings as a result. Moreover, small caps are less dependent on debt financing than larger companies.

Thomas W. Laming

Lead Portfolio Manager

James R. McBride, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Index and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 2000® Index is a subset of the Russell 3000® Index and measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index. The Lipper Small-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in small-cap growth companies.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Due to its limited focus, the Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

22	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2013

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	30.39%	19.59%	5.07%	8.94%
Russell 2000® Index*	24.21%	18.67%	8.77%	9.53%
Lipper Small-Cap Growth Funds Index*	22.24%	18.74%	8.01%	8.29%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performanceis not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. Different fee and expense structures were in effect prior to April 1, 2005. If the new fee and expense structure was in effect, performance for certain periods would have been lower. As of June 30, 2012, the gross/net expense ratio for the Fund was 1.12% (as disclosed in the most recent Prospectus) compared to the June 30, 2013 gross/net expense ratio of 1.13%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Characteristics (Unaudited)

	Scout
	Small Cap	Russell 2000®*
Number of Equity Holdings	80	1,982
Weighted Average Market Cap	$2.27B	$1.43B
Weighted Median Market Cap	$2.23B	$1.36B
Price to Earnings Ratio (12 Month Tr.)	22.5	16.4
Price/Book Ratio	2.9	1.7
EPS Growth (Hist. 5 Yr.)	20.9%	9.2%
Return on Equity	13.4%	3.8%
Standard Deviation	19.50%	18.60%
Sharpe Ratio	1.00	1.00
Beta†	1.02	1.00
Alpha†	0.57%	—
R-squared†	0.95	1.00
Upside Capture†	103.7%	100%
Downside Capture†	100.9%	100%
Turnover Ratio (Trailing 1 Year)	23%	—
Total Net Assets (in Millions)	$243.9	—
Inception Date	12/18/86	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell 2000® Index.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Gulfport Energy Corp.	3.5%
Cracker Barrel Old Country Store, Inc.	2.7%
Salix Pharmaceuticals Ltd.	2.7%
Jack Henry & Associates, Inc.	2.7%
Team Health Holdings, Inc.	2.3%
Portfolio Recovery Associates, Inc.	2.3%
Covance, Inc.	2.3%
Waddell & Reed Financial, Inc.	2.2%
Monro Muffler Brake, Inc.	2.0%
Semtech Corp.	2.0%
Top 10 Equity Holdings Total	24.7%

Based on total investments as of June 30, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/08	$10.55	$—	$—	$24.65
12/31/09	12.76	—	—	26.86
12/31/10	15.42	—	—	29.52
12/31/11	14.80	—	—	28.90
12/31/12	17.45	0.06	—	31.61
6/30/13(a)	20.55	—	—	34.71

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2013	23

SCHEDULE OF INVESTMENTS

June 30, 2013

SMALL CAP FUND

	Shares	Value

COMMON STOCKS — 99.5%
CONSUMER DISCRETIONARY — 16.4%
bebe stores, Inc.	375,800	$2,108,238
Buckle, Inc.	90,025	4,683,101
Cracker Barrel Old Country Store, Inc.	69,700	6,597,802
iRobot Corp.*	111,600	4,438,332
Jos. A. Bank Clothiers, Inc.*	70,700	2,921,324
Monro Muffler Brake, Inc.	103,100	4,953,955
Rent-A-Center, Inc.	29,700	1,115,235
Ryland Group, Inc.	27,700	1,110,770
Sotheby’s	99,500	3,772,045
Steiner Leisure Ltd.*(a)	61,400	3,245,604
Stoneridge, Inc.*	132,100	1,537,644
Weight Watchers International, Inc.	73,700	3,390,200
		39,874,250
CONSUMER STAPLES — 1.5%
Darling International, Inc.*	140,000	2,612,400
Natural Grocers by Vitamin Cottage, Inc.*	34,500	1,069,500
		3,681,900
ENERGY — 6.0%
Delek U.S. Holdings, Inc.	69,800	2,008,844
Geospace Technologies Corp.*	32,060	2,214,705
Gulfport Energy Corp.*	179,100	8,430,237
Western Refining, Inc.	74,300	2,085,601
		14,739,387
FINANCIALS — 13.0%
Cohen & Steers, Inc.	134,590	4,573,368
Hercules Technology Growth Capital, Inc.	230,400	3,211,776
Mid-America Apartment Communities, Inc. REIT	59,500	4,032,315
National Health Investors, Inc. REIT	48,700	2,915,182
Portfolio Recovery Associates, Inc.*	36,170	5,556,797
Signature Bank*	44,800	3,719,296
Summit Hotel Properties, Inc. REIT	264,778	2,502,152
Waddell & Reed Financial, Inc. — Class A	121,900	5,302,650
		31,813,536
HEALTH CARE — 21.6%
Acorda Therapeutics, Inc.*	75,000	2,474,250
Air Methods Corp.	75,800	2,568,104
Akorn, Inc.*	242,200	3,274,544
Bruker Corp.*	265,400	4,286,210
Centene Corp.*	64,300	3,373,178
Computer Programs & Systems, Inc.	55,900	2,746,926
Covance, Inc.*	72,700	5,535,378
Genomic Health, Inc.*	62,300	1,975,533
HMS Holdings Corp.*	105,000	2,446,500
ICU Medical, Inc.*	60,145	4,334,049
Merit Medical Systems, Inc.*	220,963	2,463,737
Salix Pharmaceuticals Ltd.*	99,600	6,588,540
Sirona Dental Systems, Inc.*	42,800	2,819,664
Team Health Holdings, Inc.*	135,500	5,564,985
U.S. Physical Therapy, Inc.	83,450	2,306,558
		52,758,156
INDUSTRIALS — 14.2%
Aegion Corp.*	139,800	3,146,898
Alaska Air Group, Inc.*	56,200	2,922,400
American Railcar Industries, Inc.	41,800	1,400,718
Beacon Roofing Supply, Inc.*	12,400	469,712
Celadon Group, Inc.	141,600	2,584,200
Chart Industries, Inc.*	45,500	4,281,095
Erickson Air-Crane, Inc.*	138,800	2,610,828
Genesee & Wyoming, Inc. — Class A*	27,500	2,333,100
II-VI, Inc.*	150,500	2,447,130
Kirby Corp.*	27,000	2,147,580
Teledyne Technologies, Inc.*	41,500	3,210,025
Triumph Group, Inc.	31,100	2,461,565
United Rentals, Inc.*	90,000	4,491,900
		34,507,151
INFORMATION TECHNOLOGY — 23.3%
ADTRAN, Inc.	82,000	2,018,020
BroadSoft, Inc.*	54,700	1,509,720
Cree, Inc.*	30,700	1,960,502
Daktronics, Inc.	117,100	1,201,446
Finisar Corp.*	188,600	3,196,770
Fusion-io, Inc.*	55,000	783,200
Hittite Microwave Corp.*	30,400	1,763,200
j2 Global, Inc.	101,400	4,310,514
Jack Henry & Associates, Inc.	139,400	6,569,922
LSI Corp.*	172,300	1,230,222
Monotype Imaging Holdings, Inc.	54,500	1,384,845
Netgear, Inc.*	95,100	2,904,354
Peregrine Semiconductor Corp.*	177,300	1,934,343
Plantronics, Inc.	47,600	2,090,592
SciQuest, Inc.*	74,649	1,869,958
Semtech Corp.*	137,900	4,830,637
SPS Commerce, Inc.*	48,450	2,664,750
Stratasys Ltd.*(a)	52,445	4,391,744
TIBCO Software, Inc.*	154,300	3,302,020
ValueClick, Inc.*	125,200	3,089,936
Veeco Instruments, Inc.*	86,500	3,063,830
Zynga, Inc. — Class A*	227,600	632,728
		56,703,253
MATERIALS — 3.5%
Balchem Corp.	61,500	2,752,125
Carpenter Technology Corp.	32,500	1,464,775
GSE Holding, Inc.*	177,200	1,025,988
U.S. Silica Holdings, Inc.	156,200	3,245,836
		8,488,724
TOTAL COMMON STOCKS
(Cost $171,343,775) — 99.5%		242,566,357

TOTAL INVESTMENTS
(Cost $171,343,775) — 99.5%		242,566,357

Other assets less liabilities — 0.5%		1,314,840

TOTAL NET ASSETS — 100.0%
(equivalent to $20.55 per share;
unlimited shares of $1.00 par value
capital shares authorized;
11,867,156 shares outstanding)		$243,881,197

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

24	SCOUT FUNDS ANNUAL REPORT

Low Duration Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Low Duration Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in fixed income instruments and targeting an estimated average portfolio duration of one to four years.

Market Review – Risk Assets Outperformed Treasuries

For the 12 months ended June 30, 2013, the Barclays 1-3 Year U.S. Government/Credit Index gained 0.40% as the Federal Reserve maintained a heavy hand in the bond market. The yield curve steepened and other sectors of the domestic fixed income market outperformed Treasuries.

Early in the period, investors worried about Europe’s lingering debt crisis and a slowdown in global economic growth. Capital markets were unstable and remained so until central banks around the world took action, flooding the global monetary system with money. The Fed pledged to keep the federal funds rate near zero until U.S. unemployment is below 6.5%. It topped this by committing to add $40 billion in monthly mortgage-backed securities purchases to the $45 billion it was already purchasing each month (for a total of $85 billion in monthly Fed bond buying). Reassured by these commitments, investors overlooked the mediocre economic picture and continued to bid up prices for most sectors of the U.S. bond market, driving interest rates and yields to very low levels.

The run-up in prices came to halt in May and June after the Fed made several statements about its willingness to “increase or decrease” the amount of monthly bond purchases, depending upon the strength of future economic data. Coupled with signs of bigger payrolls and a stronger U.S. economy, the Fed’s announcements raised fears that quantitative easing (QE) might wind down sooner than many anticipated. Faced with the possibility of losing the biggest buyer of mortgage and Treasury debt, investors shied away from those markets. As prices fell, the yields on two- and 10-year Treasuries moved up 0.08% and more than 1.0%, respectively, from their mid-May lows.

Investors also worried that if the Fed’s exit from QE were premature, it could undermine domestic and global economic growth. Their concerns about the global economy were heightened by social unrest and slowing growth in the emerging markets. Global prices of risk assets, including most sectors of the U.S. fixed income markets, declined even faster.

Against this backdrop, shorter-term Treasuries fared better than intermediate-and long-term issues and, despite the May-June turbulence, non-Treasury sectors delivered better returns than the Treasury market.

Portfolio Review – A Defensive Posture in a Pricey Market

The Scout Low Duration Bond Fund, which was launched on August 29, 2012, outperformed the Barclays Index during the 10 months since inception. Security selection and, secondarily, sector weightings contributed most to the above-Index total return. Duration (i.e., sensitivity to interest rates) had a slight impact on relative performance, while yield-curve positioning detracted modestly.

We consistently overweighted the corporate sector, both investment grade and, to a lesser extent, high yield, as spreads (i.e., the difference in yield versus comparable maturity Treasuries) in these sectors remained attractive as compared to other sectors. Our positions were focused in short- to intermediate-maturity debt issues from banks, insurers and other financial services companies. Although the financial industry has been repairing balance sheets since the 2008-2009 financial crisis, prices for debt of financial services companies generally have not risen at the same pace as the companies’ improved financial health or the broader market. Our investment grade corporate weightings boosted the Fund’s total return (before fees) by 1.23%, while high yield exposure added 0.24%.

We limited the Fund’s exposure to the highly rate-sensitive Treasury and government-related sectors in favor of larger investments in other sectors, such as asset- and mortgage-backed securities (ABS and MBS). Neither weightings nor security selection in the government-related and mortgage sectors had a significant impact on results, while the Fund’s ABS holdings added modestly to performance. In the mortgage sector, we focused on multi-family agency securities and commercial mortgage-backed securities (CMBS). In our view, these types of securities provided better risk-reward profiles than traditional residential pass-through securities.

Our ABS selections comprised primarily short-term, high-quality issues that provided additional yield over Treasuries with only modest additional risk. We also made a small, but effective investment in second-lien/home-equity loan ABS. Improving conditions in the housing market have made these securities more attractive to investors, allowing us to sell these securities at higher prices than we paid.

The most significant detractor from the Fund’s performance relative to the Index was yield curve positioning. During the market pullback in the spring, yields on three- and five-year notes rose more than yields for two-year securities. Because prices move the opposite direction from yields, three- and five-year securities lost more value. The Fund, which held relatively more three- and four-year securities than the Index, was more greatly affected by the price movement.

JUNE 30, 2013	25

Low Duration Bond Fund

Market Outlook – Eyes on the Fed, Again

We expect the Fed’s QE program, including how and when QE purchases will diminish, to remain the capital markets’ primary concern. The key question is whether the Fed will delay its exit from QE out of fear of the markets’ reaction.

At this juncture, the risks in fixed income markets seem fairly balanced. This argues for a neutral position in portfolios while we wait to see which of two likely scenarios comes to pass. The first would involve a consensus regarding Fed tapering as economic data point to a solid recovery. This would lead to higher rates and additional pressure on risk assets as the loss of QE trumped the prospect of a better economy. The second scenario involves an unforeseen event or events that compromises the Fed’s tapering plot line. Under this scenario, further Fed buying could be expected to spark a Treasury rally, but the prospect for risk assets could be quite cloudy.

Either scenario could spell increased volatility for risk assets. Consistent with our time-tested process, we will seek to limit the downside risk in the Fund while patiently waiting for volatility to create fresh investment opportunities.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Low Duration Bond Fund, Barclays 1-3 Year U.S. Government/Credit Index and Lipper Short Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For Illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays 1-3 Year U.S. Government/Credit Index measures the performance of Treasuries, government-related issues and corporate bonds with maturities from one to three years. The Lipper Short Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues with dollar-weighted average maturities of less than three years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

26	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
as of June 30, 2013
Since
Inception†
Scout Low Duration Bond Fund	1.60%
Barclays 1-3 Year U.S. Government/Credit Index*	0.40%
Lipper Short Investment-Grade Debt Funds Index*	0.63%

†	Inception – August 29, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The gross expense ratio for the Fund was 1.30% (as disclosed in the most recent Prospectus) compared to the June 30, 2013 gross expense ratio of 1.73%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup previously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions

08/29/12	$10.00	$—	$—	$10.00
12/31/12	10.10	0.07	—	10.17
6/30/13(a)	10.02	0.08	—	10.17

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Barclays 1-3 Year
	Low Duration	U.S. Govt. /
	Bond	Credit Index*

Average Maturity	2.6 years	2.0 years
Average Duration	1.8 years	1.9 years
Yield to Maturity/Call	1.6%	0.6%
30-Day SEC Yield	1.1%	—
Number of Holdings	124	1,406
Total Net Assets (in millions)	$33.5	—
Inception Date	8/29/12	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2013	27

SCHEDULE OF INVESTMENTS

June 30, 2013

LOW DURATION BOND FUND
	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 8.2%
Avis Budget Rental Car Funding AESOP, LLC
Series 2010-2A, Class A,
3.630%, 8/20/14(a)(b)	$245,000	$245,658
Chase Issuance Trust
Series 2013-A2, Class A2,
0.293%, 2/15/17(a)(c)	175,000	174,565
Conseco Financial Corp.
Series 1996-8, Class A6,
7.600%, 11/15/26(a)(c)	16,729	16,800
GSAA Trust
Series 2006-S1, Class 1A1,
0.353%, 1/25/37(a)(c)	164,871	58,941
Hertz Vehicle Financing, LLC
Series 2010-1A, Class A1,
2.600%, 2/25/15(a)(b)	325,000	327,568
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(b)	395,000	402,033
Home Equity Loan Trust
Series 2002-HS3, Class 1A6,
4.480%, 8/25/17(a)(c)	132,106	131,001
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(c)	16,716	16,603
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.300%, 5/25/36(a)	117,821	101,954
Home Loan Trust
Series 2006-HI2, Class A3,
5.790%, 2/25/36(a)	135,128	137,666
Series 2006-HI3, Class A3,
5.960%, 2/25/36(a)	68,844	70,125
Series 2006-HI4, Class A3,
5.440%, 9/25/36(a)	83,168	85,107
Honda Auto Receivables Owner Trust
Series 2011-1, Class A3,
1.130%, 10/15/14(a)	85,978	86,051
Huntington Auto Trust
Series 2011-1A, Class A3,
1.010%, 1/15/16(a)(b)	141,320	141,522
Hyundai Auto Receivables Trust
Series 2012-B, Class A2,
0.540%, 1/15/15(a)	95,106	95,136
Series 2010-B, Class A3,
0.970%, 4/15/15(a)	267,986	268,364
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
0.813%, 1/25/36(a)(b)(c)	71,715	43,060
SLM Student Loan Trust
Series 2006-4, Class A4,
0.356%, 4/25/23(a)(c)	219,117	218,936
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S6, Class A2,
0.773%, 11/25/35(a)(c)	42,192	41,099
Series 2005-S7, Class A2,
0.493%, 12/25/35(a)(b)(c)	88,797	84,592

TOTAL ASSET-BACKED SECURITIES
(Cost $2,745,382) — 8.2%		2,746,781

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.2%
Banc of America Re-REMIC Trust
Series 2009-UB1, Class A4A,
5.698%, 6/24/50(a)(b)(c)	75,000	83,985
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.615%, 4/15/40(a)(c)	187,324	191,623
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 11/15/45(a)	133,474	132,120
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(b)	621,336	622,556
GE Capital Commercial Mortgage Corp.
Series 2004-C3, Class A4,
5.189%, 7/10/39(a)(c)	431,155	445,735
Series 2004-C2, Class A4,
4.893%, 3/10/40(a)	365,000	371,645
GMAC Commercial Mortgage Securities, Inc. Trust
Series 2003-C2, Class A2,
5.637%, 5/10/40(a)(c)	313,720	313,645
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	239,526	239,433
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	227,863	225,566
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A4,
5.124%, 11/15/32(a)(c)	44,311	44,477
Merrill Lynch Mortgage Trust
Series 2004-MKB1, Class A4,
5.176%, 2/12/42(a)(c)	39,739	40,579
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9, Class A1,
0.825%, 5/15/46(a)	168,016	165,820
Wachovia Commercial Mortgage Securities, Inc.
Pass-Thru Certificates
Series 2003-C9, Class A4,
5.012%, 12/15/35(a)(c)	278,260	280,351
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class A1,
0.673%, 11/15/45(a)	124,755	123,300
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	154,067	152,541

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $3,470,489) — 10.2%		3,433,376

28	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2013

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value
CORPORATE BONDS — 53.2%
Aflac, Inc.
2.650%, 2/15/17(a)	$220,000	$225,252
Ally Financial, Inc.
8.300%, 2/12/15	435,000	468,713
4.625%, 6/26/15	475,000	486,890
American Express Credit Corp.
2.800%, 9/19/16	150,000	155,733
American International Group, Inc.
5.050%, 10/1/15(a)	225,000	243,902
3.800%, 3/22/17(a)	735,000	770,512
Anadarko Petroleum Corp.
5.950%, 9/15/16(a)	305,000	342,111
Anheuser-Busch InBev Worldwide, Inc.
1.375%, 7/15/17(a)	205,000	201,761
ArcelorMittal
9.500%, 2/15/15(a)	150,000	163,875
AT&T, Inc.
0.660%, 2/12/16(c)	345,000	343,097
0.900%, 2/12/16(a)	150,000	148,869
Bank of America Corp.
3.750%, 7/12/16	290,000	304,002
6.500%, 8/1/16(a)	235,000	264,950
BB&T Corp.
3.200%, 3/15/16(a)	170,000	178,182
Boston Scientific Corp.
4.500%, 1/15/15(a)	100,000	104,620
BP Capital Markets PLC
1.375%, 11/6/17(a)	135,000	131,437
Caterpillar Financial Services Corp.
0.700%, 2/26/16	110,000	108,985
Citigroup, Inc.
4.875%, 5/7/15	405,000	427,241
4.450%, 1/10/17	545,000	583,581
Countrywide Financial Corp.
6.250%, 5/15/16	360,000	392,574
Credit Suisse
3.500%, 3/23/15	365,000	380,780
Deutsche Bank A.G.
6.000%, 9/1/17(a)	240,000	276,246
Deutsche Telekom International Finance B.V.
3.125%, 4/11/16(a)(b)	155,000	161,708
2.250%, 3/6/17(a)(b)	110,000	110,530
DISH DBS Corp.
7.750%, 5/31/15(a)	190,000	205,675
DPL, Inc.
6.500%, 10/15/16(a)	75,000	78,375
Duke Energy Indiana, Inc.
6.050%, 6/15/16(a)	80,000	90,752
Enel Finance International N.V.
3.875%, 10/7/14(a)(b)	200,000	204,796
ERAC USA Finance, LLC
2.250%, 1/10/14(a)(b)	100,000	100,749
5.900%, 11/15/15(a)(b)	140,000	154,709
Ford Motor Credit Co., LLC
3.875%, 1/15/15	85,000	87,613
2.500%, 1/15/16	475,000	479,142
4.250%, 2/3/17	465,000	485,844
General Electric Capital Corp.
2.950%, 5/9/16	120,000	125,060
2.300%, 4/27/17	975,000	988,465
Goldman Sachs Group, Inc.
3.625%, 2/7/16	585,000	610,659
1.476%, 4/30/18(c)	325,000	321,993
Hartford Financial Services Group, Inc.
4.000%, 3/30/15(a)	480,000	501,881
7.300%, 11/1/15(a)	94,000	106,164
4.000%, 10/15/17(a)	80,000	84,834
ING Bank N.V.
2.000%, 9/25/15(b)	300,000	302,544
3.750%, 3/7/17(b)	160,000	167,462
JPMorgan Chase & Co.
1.176%, 1/25/18(c)	1,030,000	1,027,734
Liberty Property LP
5.500%, 12/15/16(a)	75,000	82,799
Lincoln National Corp.
4.300%, 6/15/15(a)	145,000	153,776
MetLife, Inc.
6.750%, 6/1/16(a)	265,000	303,301
1.756%, 12/15/17	300,000	295,340
Metropolitan Life Global Funding I
1.700%, 6/29/15(b)	50,000	50,785
Morgan Stanley
1.523%, 2/25/16(c)	375,000	373,943
3.800%, 4/29/16	330,000	343,220
News America, Inc.
8.000%, 10/17/16	75,000	90,171
Ohio Casualty Corp.
7.300%, 6/15/14(a)	145,000	151,904
Petrobras Global Finance B.V.
1.894%, 5/20/16(c)	250,000	248,500
Prudential Financial, Inc.
4.750%, 9/17/15	140,000	150,649
Prudential Holdings, LLC
1.148%, 12/18/17(b)(c)	325,000	321,110
Prudential Insurance Co. of America
8.100%, 7/15/15(b)	150,000	165,466
PSEG Power, LLC
5.320%, 9/15/16(a)	50,000	55,457
Qwest Corp.
7.500%, 10/1/14(a)	100,000	107,636
Transocean, Inc.
4.950%, 11/15/15(a)	320,000	343,229
5.050%, 12/15/16(a)	315,000	342,539
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	130,931	140,778
Verizon Communications, Inc.
3.000%, 4/1/16(a)	200,000	209,056
Wells Fargo & Co.
5.125%, 9/15/16	275,000	303,896
2.100%, 5/8/17	330,000	331,180
Xstrata Finance Canada Ltd.
2.700%, 10/25/17(a)(b)	160,000	155,165

TOTAL CORPORATE BONDS
(Cost $17,980,739) — 53.2%		17,819,902

(Continued on next page)

JUNE 30, 2013	29

SCHEDULE OF INVESTMENTS

June 30, 2013

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES — 18.9%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 9/25/15(a)	$20,937	$21,018
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	220,222	222,774
Fannie Mae Pool
0.618%, 6/1/18(c)	620,000	620,302
0.588%, 7/1/18(c)	265,000	265,380
0.668%, 11/1/20(c)	975,000	975,306
Fannie Mae REMICS
Series 2011-6, Class BA,
2.750%, 6/25/20	170,868	177,086
Series 2008-76, Class GF,
0.843%, 9/25/23(c)	155,370	157,197
Series 2011-122, Class A,
3.000%, 12/25/25	46,050	46,567
Series 2009-73, Class AE,
4.000%, 5/25/27	58,336	59,327
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	430,000	429,275
Series 2013-M1, Class ASQ1,
0.492%, 11/25/16	135,918	135,917
Series 2012-M14, Class ASQ1,
0.538%, 2/25/17	186,857	186,825
Series 2012-M9, Class ASQ1,
0.978%, 12/25/17	228,066	225,705
Series 2013-M9, Class ASQ1,
0.982%, 3/25/18	1,650,000	1,641,803
Series 2012-M6, Class AFL,
0.693%, 6/25/22(c)	74,298	74,872
FHLMC Multifamily Structured Pass-Through Certificates
Series K502, Class A1,
0.727%, 12/25/16(a)	494,329	490,023
Freddie Mac REMICS
Series 3681, Class AH,
4.000%, 10/15/27(a)	453,251	462,368
Series 2764, Class UE,
5.000%, 10/15/32(a)	133,045	138,635
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 1/25/14(a)	6,048	6,066

TOTAL MORTGAGE-BACKED SECURITIES		6,336,446
(Cost $6,362,085) — 18.9%

U.S. GOVERNMENT AND AGENCIES — 6.1%
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 2A,
1.840%, 10/7/20(a)	165,944	166,359
Series 2010-A1, Class A,
0.543%, 12/7/20(a)(c)	538,186	539,693
United States Treasury Note
0.250%, 2/15/15	1,170,000	1,169,315
1.000%, 5/31/18	170,000	167,078

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $2,046,971) — 6.1%		2,042,445

SHORT-TERM INVESTMENTS — 1.7%
UMB Money Market Fiduciary, 0.010%	581,206	581,206

TOTAL SHORT-TERM INVESTMENTS
(Cost $581,206) — 1.7%		581,206

TOTAL INVESTMENTS
(Cost $33,186,872) — 98.3%		32,960,156

Other assets less liabilities — 1.7%		567,379

TOTAL NET ASSETS — 100.0%
(equivalent to $10.02 per share;
unlimited shares of $1.00 par value
capital shares authorized;
3,346,407 shares outstanding)		$33,527,535

LLC — Limited Liability Company

LP — Limited Partnership

MASTR — Mortgage Asset Securitization Transactions, Inc.

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	144A restricted security.

(c)	Variable rate security (presented at the current rate as of period end).

See accompanying Notes to Financial Statements.

30	SCOUT FUNDS ANNUAL REPORT

Core Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

Market Review – Other Sectors Outperformed Treasuries

During the 12 months ended June 30, 2013, slow global growth and generous global monetary policy teamed up to keep interest rates low and favored risk assets over U.S. Treasuries.

Until late in the period, central banks around the world showed a clear and persistent bias toward spurring economic growth through accommodative monetary policies. To ease a debt crisis and recession in Europe, the European Central Bank (ECB) pledged to do “whatever it takes” to preserve the euro currency and, by extension, the European Union (EU). The ECB and the People’s Bank of China dropped key interest rates, and the Bank of Japan (BOJ) initiated an aggressive program of monetary stimulus. The Bank of England and U.S. Federal Reserve (the Fed) increased their quantitative easing (QE) programs. The Fed also committed to keeping the federal funds rate near zero until U.S. unemployment is below 6.5%, as long as projected inflation does not exceed 2.5%.

As central banks flooded the global monetary system with cash, yields on Treasuries remained low. Yield-hungry investors looked to riskier asset classes for income and generally brushed aside factors that, in a less accommodative environment, might have been cause for concern. Uncertainty about the outcome of the U.S. presidential election, government spending cuts and higher federal income tax rates in the United States, the dismal economic picture in Europe — none of these elicited strong reactions in the bond market, and risk assets continued to appreciate.

The market’s mood changed quickly in May after stronger U.S. employment numbers ignited fears that the Fed’s QE program might end sooner than anticipated. Largely ignoring assurances by Fed Chairman Ben Bernanke that QE would be wound down gradually, and only if economic and labor market conditions improve, investors reacted quickly. Anticipating the loss of the biggest buyer of mortgage and Treasury debt, they fled the Treasury market. The 10-year Treasury rate climbed nearly 1.0% from its early-May lows. In June, prices for high yield and emerging market debt, two primary beneficiaries of QE, fell sharply.

Already shaky, investor confidence became even more tenuous after the BOJ’s governor said he saw “no reason” to further expand Japan’s monetary stimulus. Rioting and social unrest in Turkey and Brazil, and uncertain financial and economic conditions in China, served to further undermine investor sentiment as the period drew to a close.

For the 12 months ended June 30, 2013, Treasuries underperformed all other domestic bond sectors. The Treasury yield curve moved up and steepened as yields on all Treasury maturities, especially five- to seven-year bonds, climbed higher. Treasury prices, which move opposite to yields, fell. Despite the turbulence in the latter months of the period, prices of non-Treasury sectors ended the 12 months higher. The Barclays U.S. Aggregate Bond Index declined 0.69% as the Index’s large allocation to Treasuries outweighed the price gains for other Index components.

Portfolio Review – A Defensive Posture in a Pricy Market

The Scout Core Bond Fund generated a positive 12-month return. Sector weightings, security selection, duration positioning and avoiding the hardest-hit portions of the yield curve contributed to the outperformance versus the Index.

During the summer of 2012, we were increasingly concerned that prices for risk assets did not reflect the potential perils scattered on the investment landscape, most notably the possibility of a rise in interest rates. We shifted the portfolio to a more defensive position. Keeping a tight leash on the Fund’s duration (i.e., its sensitivity to changing interest rates), we kept our holdings in bonds with maturities of five years or longer (i.e., yield curve positioning) to a minimum, and we limited exposure to overvalued and highly rate-sensitive sectors like government-related securities.

Because of the Fund’s short duration, several bouts of rising rates (and falling prices) were less harmful to the Fund than to the Index. Likewise, limited investment in intermediate- and long-term bonds added to relative performance as the yield curve rose and steepened.

The Fund was overweighted in investment grade corporate bonds, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), and underweighted in residential mortgage-backed securities (MBS). Measured by total effect (i.e., sector over- or underweighting and performance of our individual security selections), each of these exposures added to performance.

Our investment grade corporate holdings were weighted toward short- to intermediate-maturity financial issuers. After the ECB and the Fed took action to address the EU debt crisis and lackluster economic growth, the outlook for financial companies improved and the Fund benefited accordingly. The ABS investment comprised primarily short-term, high-quality issues that provided additional yield over Treasuries with modest additional risk. When it came to MBS, we favored multi-family agency securities, which offered more stable cash flows than traditional residential mortgage pass-through securities.

Underweighting the government-related sector, which also outperformed Treasuries, detracted modestly from results. Finally, a last-minute investment in Treasury Inflation Protected Securities (TIPS) generated a minor loss. Investors aggressively sold TIPS in June, in fear that a rapid unwinding of QE would reduce inflationary pressures. That, in turn, would make the inflation protection in TIPS less valuable. Believing that the selloff was overdone, we initiated a position. When the quarter ended just a few days later, prices for the TIPS we held were still slightly lower than our purchase price.

JUNE 30, 2013	31

Core Bond Fund

Market Outlook – Global Concerns Remain

The Fed’s QE program, including how and when QE purchases diminish, continues to be the market’s main concern. The key question is whether fear of the possible reaction will cause the Fed to delay its exit from QE.

The risks in fixed income markets seem fairly balanced at this point. We will pursue a neutral stance while we wait to see which of two likely scenarios comes to pass. The first would involve a solid economic recovery and a consensus regarding Fed tapering, leading to higher rates. This could put additional pressure on risk assets as the loss of QE undercut the benefit of an improving economy. In the second scenario, the Fed’s tapering would be compromised by unforeseen events. Under this scenario, further Fed buying could be expected to spark a Treasury rally, but it is hard to predict the impact on risk assets. Either scenario could mean a choppy market for risk assets. Consistent with our time-tested process, we will seek to limit the downside risk in the Fund while patiently waiting for volatility to create attractive investment opportunities.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Intermediate Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues with dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage-and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors.

Derivatives such as options, futures contracts or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

32	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2013

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund – Institutional Class	1.20%	4.62%	7.54%	5.92%
Barclays U.S. Aggregate Bond Index*	-0.69%	3.51%	5.19%	4.52%
Lipper Intermediate Investment- Grade Debt Funds Index*	0.95%	4.60%	5.95%	4.56%

		Since
	1 Year	Inception†
Scout Core Bond Fund – Class Y	0.83%	4.62%
Barclays U.S. Aggregate Bond Index*	-0.69%	3.79%
Lipper Intermediate Investment-Grade Debt Funds Index*	0.95%	4.26%

† Inception – April 21, 2011.

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class. As of June 30, 2012, the gross expense ratios for the Institutional Class and Class Y were 0.67% and 1.07%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2013 gross expense ratios of 0.64% and 0.95%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup previously waived expenses that it assumed during the previous three year period through April 21, 2013 and three fiscal years for April 21, 2013 through Ocotber 31, 2013.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future.

Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/08	$9.27	$0.55	$—	$13.12
12/31/09	11.13	0.67	—	15.65
12/31/10	11.62	0.34	—	16.48
12/31/11	11.33	0.62	0.02	16.83
12/31/12	11.66	0.38	0.01	17.55
6/30/13(a)	11.41	0.07	—	17.37

Class Y
		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
4/21/11	$11.19	$—	$—	$11.19
12/31/11	11.33	0.50	0.02	11.85
12/31/12	11.66	0.36	0.01	12.55
6/30/13(a)	11.40	0.05	—	12.34

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

		Barclays U.S.
	Scout	Aggregate
	Core Bond	Bond*
Average Maturity	5.9 years	7.4 years
Average Duration	4.4 years	5.5 years
Yield to Maturity/Call	1.9%	2.4%
30-Day SEC Yield — Institutional Class	1.2%	—
30-Day SEC Yield — Class Y	0.8%	—
Number of Holdings	131	8,395
Total Net Assets (in millions, all share classes)	$265.4	—
Institutional Class Inception Date	2/23/01	—
Class Y Inception Date	4/21/11	—

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2013	33

SCHEDULE OF INVESTMENTS

June 30, 2013

CORE BOND FUND

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 6.5%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.063%, 1/15/16(a)(b)	$1,245,000	$1,246,872
Bank of America Auto Trust
Series 2012-1, Class A2,
0.590%, 11/17/14(a)	300,466	300,521
Chase Issuance Trust
Series 2008-A13, Class A13,
1.773%, 9/15/15(a)(b)	700,000	701,942
Series 2011-A3, Class A3,
0.313%, 12/15/15(a)(b)	2,050,000	2,048,735
Ford Credit Auto Owner Trust
Series 2012-B, Class A2,
0.570%, 1/15/15(a)(c)	594,040	594,133
Series 2012-C, Class A2,
0.470%, 4/15/15(a)	625,774	625,771
Hertz Vehicle Financing, LLC
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(d)	1,705,000	1,735,358
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(d)	1,925,000	1,903,363
Honda Auto Receivables Owner Trust
Series 2012-1, Class A2,
0.570%, 8/15/14(a)	306,158	306,160
Huntington Auto Trust
Series 2012-1, Class A2,
0.540%, 11/17/14(a)	340,292	340,317
Series 2012-2, Class A2,
0.380%, 9/15/15(a)	3,272,527	3,269,841
Hyundai Auto Receivables Trust
Series 2012-B, Class A2,
0.540%, 1/15/15(a)	1,489,003	1,489,479
Series 2010-B, Class A3,
0.970%, 4/15/15(a)	136,023	136,215
Mercedes-Benz Auto Receivables Trust
Series 2012-1, Class A2,
0.370%, 3/16/15(a)	1,427,047	1,426,679
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	370,188	395,549
USAA Auto Owner Trust
Series 2012-1, Class A2,
0.380%, 6/15/15(a)	549,114	548,851

TOTAL ASSET-BACKED SECURITIES
(Cost $17,049,370) — 6.5%		17,069,786

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.9%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(b)	860,000	953,750
Bear Stearns Commercial Mortgage Securities Trust
Series 2003-PWR2, Class A4,
5.186%, 5/11/39(b)	164,471	164,835
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.615%, 4/15/40(a)(b)	877,467	897,603
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	994,589	985,909
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 11/15/45(a)	645,123	638,580
Commercial Mortgage Trust
Series 2004-GG1, Class A7,
5.317%, 6/10/36(a)(b)	436,017	444,065
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	315,000	348,130
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(d)	3,130,578	3,136,727
GE Capital Commercial Mortgage Corp.
Series 2004-C3, Class A4,
5.189%, 7/10/39(a)(b)	471,159	487,092
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	1,140,241	1,129,357
GS Mortgage Securities Corp. II Trust
Series 2007-EOP, Class A1,
1.103%, 3/6/20(b)(c)(d)	322,304	323,063
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.982%, 8/10/45(a)(b)	2,740,000	3,052,744
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	753,348	753,054
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	1,116,977	1,105,714
JP Morgan Commercial Mortgage Pass-Through Certificates
Series 2004-C1, Class A3,
4.719%, 1/15/38(a)(c)	1,238,892	1,254,654
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	725,487	718,692
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A,
5.982%, 8/15/45(b)(d)	2,350,000	2,632,331
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	1,252,625	1,243,445
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	2,248,309	2,225,449
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	1,214,412	1,202,382

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $23,845,669) — 8.9%		23,697,576

CORPORATE BONDS — 33.1%
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22(a)	1,113,620	1,183,221
American Airlines 2013-1 Class A Pass-Through Trust
4.000%, 7/15/25(a)(d)	1,245,000	1,176,525
American International Group, Inc.
4.250%, 9/15/14(a)	2,340,000	2,426,681
5.050%, 10/1/15(a)	890,000	964,767
4.875%, 9/15/16(a)	1,400,000	1,533,511
3.800%, 3/22/17(a)	920,000	964,451
6.400%, 12/15/20(a)	630,000	730,602
AT&T, Inc.
1.700%, 6/1/17(a)	1,075,000	1,064,413

34	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2013

CORE BOND FUND (Continued)

	Principal
	Amount	Value
CORPORATE BONDS (Continued)
Bank of America Corp.
4.500%, 4/1/15	$2,975,000	$3,120,555
1.500%, 10/9/15	3,650,000	3,641,707
1.250%, 1/11/16	1,600,000	1,577,837
British Telecommunications PLC
2.000%, 6/22/15(a)(e)	740,000	754,509
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	695,945	798,075
Burlington Northern and Santa Fe Railway Co.
2004-1 Pass-Through Trust
4.575%, 1/15/21	820,188	893,111
Citigroup, Inc.
5.500%, 10/15/14	2,210,000	2,324,440
4.587%, 12/15/15	4,210,000	4,496,002
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/23(a)	2,236,978	2,483,045
CSX Transportation, Inc.
6.251%, 1/15/23(a)	343,454	400,124
Daimler Finance North America, LLC
0.879%, 1/9/15(b)(d)	1,135,000	1,138,595
1.250%, 1/11/16(a)(d)	1,775,000	1,763,432
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24(a)	1,303,897	1,474,055
Delta Air Lines 2011-1 Class A Pass-Through Trust
5.300%, 10/15/20(a)	622,912	669,631
Delta Air Lines 2012-1 Class A Pass-Through Trust
4.750%, 5/7/20(a)	1,321,080	1,380,529
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(a)(d)(e)	1,905,000	1,914,180
Entergy Arkansas, Inc.
5.000%, 7/1/18(a)	315,000	314,595
Entergy Texas, Inc.
3.600%, 6/1/15(a)	1,005,000	1,051,557
Farmers Insurance Exchange
6.000%, 8/1/14(d)	315,000	329,046
Ford Motor Credit Co., LLC
4.207%, 4/15/16	2,915,000	3,045,149
General Electric Capital Corp.
1.625%, 7/2/15	4,495,000	4,547,542
1.000%, 12/11/15(a)	1,485,000	1,482,781
1.000%, 1/8/16	2,000,000	1,988,928
Goldman Sachs Group, Inc.
3.700%, 8/1/15	935,000	974,137
1.600%, 11/23/15	1,875,000	1,879,279
1.476%, 4/30/18(b)	2,250,000	2,229,183
Hartford Financial Services Group, Inc.
5.500%, 10/15/16(a)	700,000	776,180
5.375%, 3/15/17(a)	800,000	878,907
ING Bank N.V.
3.750%, 3/7/17(d)(e)	2,005,000	2,098,513
JPMorgan Chase & Co.
1.100%, 10/15/15	2,700,000	2,683,525
0.893%, 2/26/16(b)	1,625,000	1,621,644
1.176%, 1/25/18(b)	2,860,000	2,853,708
3.250%, 9/23/22	800,000	759,522
Kiowa Power Partners, LLC
4.811%, 12/30/13(d)	21,424	21,548
Metropolitan Life Global Funding I
1.700%, 6/29/15(d)	4,630,000	4,702,649
2.500%, 9/29/15(d)	120,000	124,131
Morgan Stanley
4.200%, 11/20/14	2,060,000	2,131,029
1.523%, 2/25/16(b)	885,000	882,504
New York Life Global Funding
1.850%, 12/13/13(d)	1,380,000	1,388,523
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21(a)	491,045	537,694
Petrobras Global Finance B.V.
2.414%, 1/15/19(b)(e)	885,000	867,300
Pricoa Global Funding I
5.450%, 6/11/14(d)	145,000	151,537
Prudential Insurance Co. of America
8.300%, 7/1/25(d)	530,000	684,770
UBS A.G.
5.875%, 12/20/17(e)	378,000	434,795
Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404%, 7/2/25	1,275,590	1,400,674
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 1/2/29(a)	1,054,487	1,155,454
Union Pacific Railroad Co. 2006 Pass-Through Trust
5.866%, 7/2/30(a)	684,567	795,179
Verizon Communications, Inc.
0.474%, 3/6/15(b)(d)	1,245,000	1,242,940
Wells Fargo & Co.
0.906%, 4/23/18(b)	2,925,000	2,909,936

TOTAL CORPORATE BONDS
(Cost $87,347,162) — 33.1%		87,818,857

MORTGAGE-BACKED SECURITIES — 19.7%
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(d)	348,434	352,471
Fannie Mae Pool
4.323%, 8/1/13	929	930
0.648%, 7/1/17(b)	814,000	813,828
0.618%, 6/1/18(b)	1,940,000	1,940,945
0.588%, 7/1/18(b)	880,000	881,263
3.330%, 7/1/20	947,940	1,021,430
3.330%, 10/1/20	1,282,032	1,329,727
3.230%, 11/1/20	1,373,745	1,415,943
4.000%, 4/1/24	732,363	773,894
2.500%, 3/1/26	459,186	462,427
5.970%, 1/1/40	361,608	414,060
5.970%, 1/1/40	192,857	220,832
3.500%, 8/15/40(f)	6,810,000	6,895,125
5.100%, 12/1/40	305,602	321,417
3.000%, 8/15/42(f)	13,390,000	13,046,881
2.500%, 7/15/43(f)	5,490,000	5,100,556

(Continued on next page)

JUNE 30, 2013	35

SCHEDULE OF INVESTMENTS

June 30, 2013

CORE BOND FUND (Continued)

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae REMICS
Series 2008-76, Class GF,
0.843%, 9/25/23(b)	$765,455	$774,453
Series 2010-46, Class A,
4.000%, 5/25/24	26,931	27,077
Series 2004-67, Class VC,
4.500%, 2/25/25(c)	1,304,344	1,322,331
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	3,260,000	3,254,500
Series 2012-M8, Class AB2,
2.305%, 5/25/22	1,300,000	1,210,303
Series 2012-M6, Class AFL,
0.693%, 6/25/22(b)	2,040,709	2,056,494
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	574,385	607,448
Series 3873, Class DG,
3.000%, 7/15/27(a)	226,824	230,736
Series 3688, Class JA,
3.500%, 1/15/30(a)	703,704	733,587
Ginnie Mae I Pool
2.140%, 8/15/23	1,172,780	1,163,501
2.730%, 6/15/32	4,619,948	4,493,052
Ginnie Mae II Pool
7.000%, 7/20/16	4,621	4,941
3.500%, 11/20/42	1,462,358	1,461,966
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 1/25/14(a)	3,139	3,149

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $52,532,717) — 19.7%		52,335,267

U.S. GOVERNMENT AND AGENCIES — 26.7%
NCUA Guaranteed Notes Trust
Series 2010-A1, Class A,
0.543%, 12/7/20(a)(b)	2,254,015	2,260,327
United States Treasury Bond
3.125%, 2/15/43	15,780,000	14,729,652
2.875%, 5/15/43	4,590,000	4,062,150
United States Treasury Inflation Indexed Bond
0.125%, 1/15/23	8,250,934	8,000,179
United States Treasury Note
0.250%, 2/15/15(c)	26,780,000	26,764,307
1.750%, 5/15/23	15,995,000	14,980,309

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $71,350,097) — 26.7%		70,796,924

SHORT-TERM INVESTMENTS — 13.2%
UMB Money Market Fiduciary, 0.010%(c)	35,137,314	35,137,314

TOTAL SHORT-TERM INVESTMENTS
(Cost $35,137,314) — 13.2%		35,137,314

TOTAL INVESTMENTS
(Cost $287,262,329) — 108.1%		286,855,724

Liabilities less other assets — (8.1)%		(21,413,735)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.41 per share; unlimited shares
of $1.00 par value capital shares authorized;
22,715,479 shares outstanding for Institutional Class;
equivalent to $11.40 per share; unlimited shares of
$1.00 par value capital shares authorized;
558,193 shares outstanding for Class Y)		$265,441,989

LLC — Limited Liability Company

MASTR — Mortgage Asset Securitization Transactions, Inc.

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	Security has been earmarked as commitment for to-be-announced securities.

(d)	144A restricted security.

(e)	Foreign security denominated in U.S. dollars.

(f)	To-be-announced security.

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell (g)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(h)	Value(i)	(Received)	(Depreciation)
Goldman Sachs	CDX North America Investment	Sell	Baa1/BBB+	Receive	1.00%	6/20/2018	$7,690,000	$51,889	$33,255	$18,634
	Grade Index Series 20
TOTAL SWAP CONTRACTS							$7,690,000	$51,889	$33,255	$18,634

(g)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

36	SCOUT FUNDS ANNUAL REPORT

Core Plus Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

Market Review – Risk Assets Continued to Appreciate

During the 12 months ended June 30, 2013, the words and actions of central banks helped to push the prices of many fixed income assets higher while prices of U.S. Treasuries fell.

With Europe in recession, economic growth in the U.S. still subpar, China’s economy growing more slowly than in years past, and Japan determined to end years of economic stagnation, central banks around the world stepped in to boost economic growth. The U.S. bond market rallied in the wake of each of these initiatives and continued to post gains throughout most of the period, even though economic growth remained elusive. Yield-hungry investors looked to riskier asset classes for income and generally brushed aside the lack of growth and other factors that, in a less accommodative environment, might have been cause for concern. Volatility remained low despite uncertainty about the outcome of the U.S. presidential election, delays in resolving the so-called “fiscal cliff,” government spending cuts and the first hike in federal individual income tax rates since the 1980s.

Come May, however, signs of a U.S. economy on the mend fanned fears the Fed might terminate quantitative easing (QE) sooner or faster than anticipated. Despite clarification by Fed Chairman Ben Bernanke that QE would be wound down gradually, and only if economic and labor market conditions improve, investors fled the Treasury market. The 10-year Treasury rate climbed nearly 1.0% from its early-May lows.

Investor confidence was further undermined when the Bank of Japan’s governor said he saw “no reason” to expand Japan’s monetary stimulus. Continued uncertainty about financial and economic conditions in China, rioting in Turkey and social unrest in Brazil also added to investors’ unease.

Against this backdrop, Treasuries underperformed all other domestic bond sectors. The Treasury yield curve moved up and steepened as yields on all Treasury maturities, especially seven- to 10-year bonds, climbed higher. Treasury prices, which move opposite to yields, fell. Despite the turbulence late in the period, other market sectors, particularly the high yield sector, posted gains. The Barclays U.S. Aggregate Bond Index declined 0.69% as the Index’s large allocation to Treasuries outweighed the price gains for other Index components.

Portfolio Review – Corporate Bond Holdings and Duration Added Most

The Scout Core Plus Bond Fund fared better than the benchmark Index, generating a positive 12-month return due primarily to overweighting and individual security selections in the corporate and asset-backed security (ABS) sectors, and our mortgage-backed security (MBS) selections. Duration positioning (i.e., sensitivity to changes in interest rates) also contributed strongly to the Fund’s outperformance.

Throughout the period, we considered many segments of the fixed income markets to be richly valued, especially when the risks on the investment landscape were taken into account. Chief among the risks was the possibility of a rise in interest rates (and falling prices) as a result of the Fed’s activities. With this in mind, we migrated the Fund’s portfolio to a shorter-than-Index duration and periodically underweighted market segments that are highly sensitive to interest rates (i.e., Treasuries, government-related securities and traditional mortgage pass-through certificates). We also limited the Fund’s investment in bonds with maturities of five years or longer because they generally have more downside if they fall out of favor. These decisions added to the Fund’s relative return (versus the Index) when interest rates rose in the fall and again during the final eight weeks of the period.

We consider the investment grade corporate sector less overvalued than most of the market and so were overweighted in short- to intermediate-duration, high-quality (i.e., investment grade) financials and industrials. We supplemented these with carefully chosen high yield bonds.

The Fund’s ABS holdings comprised primarily short-term, high-quality issues that provided additional yield at what we believed to be a very low level of risk. A small percentage of assets were invested in securities backed by second liens/ home-equity loans that provided the Fund with both attractive current yields and capital appreciation. Default rates on the underlying mortgages have declined as conditions in the housing market improved. The reduced risk of default made the securities more attractive to buyers, and prices rose sharply.

As for the mortgage sector, we generally favored multi-family agency securities over pass-through securities because they provide more stable cash flows. However, as Treasury rates rose and investors sold mortgage securities in April and May, prices of traditional mortgage securities declined. Viewing this as an opportunity, we added residential pass-through securities to the portfolio.

The choppy market conditions in June also created an opportunity to purchase Treasury Inflation Protected Securities (TIPS) at more attractive prices. Investors aggressively sold TIPS in fear that a rapid unwinding of QE would reduce inflationary pressures, making the inflation protection in TIPS less valuable. Believing that the TIPS selloff was overdone, we initiated a position late in June. When the period ended days later, prices for the TIPS we held were slightly lower than our purchase price, resulting in a minor loss.

Our decision to underweight government-related securities also detracted from performance. The sector outperformed Treasuries and the Index.

JUNE 30, 2013	37

Core Plus Bond Fund

Market Outlook – Eyes on the Fed and QE

We expect investors to be highly attuned to the Fed’s words and actions during the second half of 2013. The key question is whether the Fed will proceed to wind down QE according to the guidelines it has already laid out or delay the tapering in fear of the market’s possible reaction.

For now, the risks in fixed income markets seem fairly balanced, arguing for a neutral stance while we wait to see which of two likely scenarios comes to pass. The first would involve a solid economic recovery and a consensus regarding Fed tapering, leading to higher rates. This could put additional pressure on risk assets as the loss of QE undercut the benefit of an improving economy. In the second scenario, the Fed’s tapering would be compromised by unforeseen events. Under this scenario, further Fed buying could be expected to spark a Treasury rally. The impact on risk assets would be hard to predict until the nature of the event(s) is known. Either scenario could mean a choppy market for risk assets. Consistent with our time-tested process, we will seek to limit the downside risk in the Fund while patiently waiting for volatility to create attractive investment opportunities.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Plus Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Intermediate Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Intermediate Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues with dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage-and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

38	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2013

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund –
Institutional Class	2.64%	6.30%	9.60%	7.10%
Barclays U.S. Aggregate
Bond Index*	-0.69%	3.51%	5.19%	4.52%
Lipper Intermediate Investment-
Grade Debt Funds Index*	0.95%	4.60%	5.95%	4.56%

			Since
	1 Year	3 Years	Inception†
Scout Core Plus Bond Fund – Class Y	2.30%	5.96%	6.97%
Barclays U.S. Aggregate Bond Index*	-0.69%	3.51%	4.24%
Lipper Intermediate Investment-
Grade Debt Funds Index*	0.95%	4.60%	5.58%

†	Inception – November 12, 2009.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Plus Fund – Institutional Class and Class Y, respectively. As of June 30, 2012, the gross expense ratios for the Institutional Class and Class Y were 0.56% and 0.96%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2013 gross expense ratios of 0.59% and 0.94%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through October 31, 2013 and may recoup previously waived expenses that it assumed during the previous three year period through April 21, 2013 and three fiscal years for April 21, 2013 through October 31, 2013.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions

12/31/08	$26.14	$2.49	$0.03	$49.02
12/31/09	31.15	3.90	—	57.93
12/31/10	31.43	2.80	—	61.01
12/31/11	31.67	2.16	0.16	63.57
12/31/12	32.69	2.00	0.07	66.66
6/30/13(a)	31.94	0.25	—	66.16

Class Y
		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions

11/12/09	$33.08	$—	$—	$33.08
12/31/09	31.15	1.44	—	32.59
12/31/10	31.40	1.23	—	34.07
12/31/11	31.67	2.01	0.16	36.51
12/31/12	32.69	1.94	0.07	39.54
6/30/13(a)	31.94	0.19	—	38.98

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

		Barclays U.S.
	Scout Core	Aggregate
	Plus Bond	Bond*
Average Maturity	6.1 years	7.4 years
Average Duration	4.5 years	5.5 years
Yield to Maturity/Call	2.2%	2.4%
30-Day SEC Yield — Institutional Class	1.5%	—
30-Day SEC Yield — Class Y	1.1%	—
Number of Holdings	139	8,395
Total Net Assets (in millions, all share classes)	$484.1	—
Institutional Class Inception Date	11/25/96	—
Class Y Inception Date	11/12/09	—

* Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2013	39

SCHEDULE OF INVESTMENTS

June 30, 2013

CORE PLUS BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 5.5%
Bank of America Auto Trust
Series 2012-1, Class A2,
0.590%, 11/17/14(a)	$705,176	$705,303
Chase Issuance Trust
Series 2008-A13, Class A13,
1.773%, 9/15/15(a)(b)	1,580,000	1,584,384
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 4/15/26(a)(b)	2,508,103	2,245,482
Countrywide Asset-Backed Certificates
Series 2006-S10, Class A2,
0.413%, 10/25/36(a)(b)	1,253,140	1,177,127
Ford Credit Auto Owner Trust
Series 2012-B, Class A2,
0.570%, 1/15/15(a)(f)	1,134,188	1,134,366
Series 2012-C, Class A2,
0.470%, 4/15/15(a)	1,186,090	1,186,086
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	1,038,565	982,540
Hertz Vehicle Financing, LLC
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(c)	4,555,000	4,636,102
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(c)	4,155,000	4,108,298
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	43,957	43,659
Series 2003-HS3, Class A2A,
0.473%, 8/25/33(a)(b)	215,075	193,867
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(b)	858,854	442,490
Series 2006-HSA2, Class AI4,
5.810%, 3/25/36(a)	820,000	342,252
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.300%, 5/25/36(a)	1,645,742	1,424,098
Honda Auto Receivables Owner Trust
Series 2012-1, Class A2,
0.570%, 8/15/14(a)	737,494	737,498
Huntington Auto Trust
Series 2012-1, Class A2,
0.540%, 11/17/14(a)	1,003,039	1,003,113
Hyundai Auto Receivables Trust
Series 2010-B, Class A3,
0.970%, 4/15/15(a)	200,990	201,273
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	786,650	840,542
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
0.813%, 1/25/36(a)(b)(c)	437,706	262,814
RFMSII Trust
Series 2006-HSA1, Class A4,
5.490%, 2/25/36(a)	1,134,332	786,368
SACO I Trust
Series 2006-9, Class A1,
0.493%, 8/25/36(a)(b)	624,399	388,964
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S6, Class A2,
0.773%, 11/25/35(a)(b)	129,751	126,389
Series 2005-S7, Class A2,
0.493%, 12/25/35(a)(b)(c)	862,601	821,746
Series 2006-S2, Class A2,
5.500%, 6/25/36(a)	1,770,360	1,083,154

TOTAL ASSET-BACKED SECURITIES
(Cost $25,343,823) — 5.5%.		26,457,915

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.6%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(b)	2,715,000	3,010,968
Bear Stearns Commercial Mortgage Securities Trust
Series 2003-PWR2, Class A4,
5.186%, 5/11/39(b)	566,338	567,592
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.615%, 4/15/40(a)(b)	1,064,792	1,089,225
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	1,924,031	1,907,240
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 11/15/45(a)	1,032,197	1,021,728
Commercial Mortgage Trust
Series 2004-GG1, Class A7,
5.317%, 6/10/36(a)(b)	1,053,708	1,073,157
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	865,000	955,975
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	5,319,593	5,330,041
GE Capital Commercial Mortgage Corp.
Series 2004-C3, Class A4,
5.189%, 7/10/39(a)(b)	1,435,702	1,484,253
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	2,209,217	2,188,129
GS Mortgage Securities Corp. II Trust
Series 2007-EOP, Class A1,
1.103%, 3/6/20(b)(c)(f)	807,858	809,760
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.982%, 8/10/45(a)(b)	5,915,000	6,590,138
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	2,109,375	2,108,552
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	2,006,090	1,985,863
JP Morgan Commercial Mortgage Pass-Through Certificates
Series 2004-C1, Class A3,
4.719%, 1/15/38(a)(f)	3,020,990	3,059,426
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	1,339,702	1,327,155
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	2,422,611	2,404,858

40	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2013

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	$2,849,037	$2,820,067
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	2,061,781	2,041,357

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $41,955,556) — 8.6%		41,775,484

CORPORATE BONDS — 37.9%
Ally Financial, Inc.
8.300%, 2/12/15	20,000	21,550
3.125%, 1/15/16	1,165,000	1,162,226
5.500%, 2/15/17	1,835,000	1,917,226
7.500%, 9/15/20	2,730,000	3,146,325
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22(a)	1,875,570	1,992,793
American Airlines 2013-1 Class A Pass-Through Trust
4.000%, 7/15/25(a)(c)	2,250,000	2,126,250
American International Group, Inc.
4.250%, 9/15/14(a)	1,270,000	1,317,045
5.050%, 10/1/15(a)	1,930,000	2,092,135
4.875%, 9/15/16(a)	3,000,000	3,286,095
3.800%, 3/22/17(a)	2,190,000	2,295,812
6.400%, 12/15/20(a)	1,470,000	1,704,738
AT&T, Inc.
1.700%, 6/1/17(a)	2,435,000	2,411,020
Bank of America Corp.
4.500%, 4/1/15	6,765,000	7,095,984
1.500%, 10/9/15	5,505,000	5,492,493
1.250%, 1/11/16	3,915,000	3,860,769
British Telecommunications PLC
2.000%, 6/22/15(a)(d)	2,105,000	2,146,273
Burlington Northern and Santa Fe Railway Co.
2001-2 Pass-Through Trust
6.462%, 1/15/21	1,299,537	1,490,244
Burlington Northern and Santa Fe Railway Co.
2005-4 Pass-Through Trust
4.967%, 4/1/23(a)	692,557	760,123
Citigroup, Inc.
5.500%, 10/15/14	4,630,000	4,869,755
4.587%, 12/15/15	9,790,000	10,455,074
Daimler Finance North America, LLC
0.879%, 1/9/15(b)(c)	2,455,000	2,462,775
1.250%, 1/11/16(a)(c)	4,000,000	3,973,932
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24(a)	3,485,086	3,939,889
Delta Air Lines 2012-1 Class A Pass-Through Trust
4.750%, 5/7/20(a)	848,577	886,763
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(a)(c)(d)	3,875,000	3,893,674
Ford Motor Credit Co., LLC
3.875%, 1/15/15	2,785,000	2,870,622
2.750%, 5/15/15	3,355,000	3,401,936
4.207%, 4/15/16	2,630,000	2,747,424
3.984%, 6/15/16	1,770,000	1,854,305
4.250%, 2/3/17	2,380,000	2,486,686
5.000%, 5/15/18	3,550,000	3,785,805
General Electric Capital Corp.
1.625%, 7/2/15	7,360,000	7,446,031
1.000%, 12/11/15(a)	3,385,000	3,379,943
1.000%, 1/8/16	4,435,000	4,410,448
Goldman Sachs Group, Inc.
3.700%, 8/1/15	2,020,000	2,104,553
1.600%, 11/23/15	4,050,000	4,059,242
1.476%, 4/30/18(b)	4,195,000	4,156,188
Hartford Financial Services Group, Inc.
5.500%, 10/15/16(a)	1,450,000	1,607,802
5.375%, 3/15/17(a)	1,710,000	1,878,664
ING Bank N.V.
3.750%, 3/7/17(c)(d)	4,165,000	4,359,256
JPMorgan Chase & Co.
1.100%, 10/15/15	3,885,000	3,861,294
0.893%, 2/26/16(b)	3,365,000	3,358,051
1.176%, 1/25/18(b)	5,925,000	5,911,965
3.250%, 9/23/22	1,885,000	1,789,623
Kiowa Power Partners, LLC
4.811%, 12/30/13(c)	76,423	76,866
Liberty Mutual Group, Inc.
6.700%, 8/15/16(a)(c)	705,000	802,452
Lockheed Martin Corp.
3.350%, 9/15/21(a)	70,000	69,659
Metropolitan Life Global Funding I
1.700%, 6/29/15(c)	9,640,000	9,791,261
2.500%, 9/29/15(c)	740,000	765,475
Morgan Stanley
4.200%, 11/20/14	3,610,000	3,734,473
1.523%, 2/25/16(b)	1,835,000	1,829,825
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21(a)	2,041,038	2,234,936
Petrobras Global Finance B.V.
2.414%, 1/15/19(b)(d)	1,610,000	1,577,800
Prudential Insurance Co. of America
8.300%, 7/1/25(c)	1,355,000	1,750,684
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24(a)	2,316,550	2,449,752
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25(a)	1,306,594	1,476,452
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26(a)	2,240,955	2,353,003
UAL 2007-1 Pass-Through Trust
6.636%, 1/2/24(a)	3,720,948	3,981,415
UBS A.G.
5.875%, 12/20/17(d)	1,099,000	1,264,127
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	504,469	542,411
Verizon Communications, Inc.
0.474%, 3/6/15(b)(c)	2,475,000	2,470,904
Wells Fargo & Co.
0.906%, 4/23/18(b)	6,200,000	6,168,070

TOTAL CORPORATE BONDS
(Cost $179,841,520) — 37.9%		183,610,366

MORTGAGE-BACKED SECURITIES — 21.1%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 9/25/15(a)	43,757	43,928
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 3/27/37(a)(b)(c)	658,857	666,490

(Continued on next page)

JUNE 30, 2013	41

SCHEDULE OF INVESTMENTS

June 30, 2013

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae Pool
0.648%, 7/1/17(b)	$1,850,000	$1,849,610
0.618%, 6/1/18(b)	4,225,000	4,227,057
0.588%, 7/1/18(b)	1,775,000	1,777,547
3.330%, 7/1/20	2,020,014	2,176,618
3.330%, 10/1/20	3,298,711	3,421,433
3.230%, 11/1/20	3,527,700	3,636,063
4.000%, 4/1/24	2,188,371	2,312,471
2.500%, 3/1/26	1,096,945	1,104,688
5.970%, 1/1/40	554,465	634,892
5.970%, 1/1/40	718,394	822,599
3.500%, 8/15/40(e)	12,370,000	12,524,625
5.100%, 12/1/40.	489,934	515,288
3.000%, 8/15/42(e)	24,430,000	23,803,981
2.500%, 7/15/43(e)	9,825,000	9,128,044
Fannie Mae REMICS
Series 2010-46, Class A,
4.000%, 5/25/24.	74,356	74,757
Series 2004-67, Class VC,
4.500%, 2/25/25(f)	2,525,077	2,559,897
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	6,055,000	6,044,785
Series 2012-M6, Class AFL,
0.693%, 6/25/22(b)	5,185,976	5,226,090
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	2,714,035	2,870,263
Series 3873, Class DG,
3.000%, 7/15/27(a)	599,464	609,802
Ginnie Mae I Pool
2.140%, 8/15/23	3,035,986	3,011,966
2.730%, 6/15/32	9,613,678	9,349,619
Ginnie Mae II Pool
3.500%, 11/20/42	3,700,281	3,699,289
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 1/25/14(a)	12,239	12,277

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $102,138,159) — 21.1%		102,104,079

U.S. GOVERNMENT AND AGENCIES — 22.3%
NCUA Guaranteed Notes Trust
Series 2010-A1, Class A,
0.543%, 12/7/20(a)(b)	4,351,783	4,363,969
United States Treasury Bond
3.125%, 2/15/43	28,870,000	26,948,355
2.875%, 5/15/43	8,275,000	7,323,375
United States Treasury Inflation Indexed Bond
0.125%, 1/15/23	14,839,591	14,388,601
United States Treasury Note
0.250%, 2/15/15(f)	27,790,000	27,773,715
1.750%, 5/15/23	28,640,000	26,823,136

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $108,615,974) — 22.3%		107,621,151

SHORT-TERM INVESTMENTS — 14.5%
UMB Money Market Fiduciary, 0.010%(f)	70,306,545	70,306,545

TOTAL SHORT-TERM INVESTMENTS
(Cost $70,306,545) — 14.5%		70,306,545

TOTAL INVESTMENTS
(Cost $528,201,577) — 109.9%		531,875,540

Liabilities less other assets — (9.9)%		(47,820,945)

TOTAL NET ASSETS — 100.0%
(equivalent to $31.94 per share; unlimited shares of $1.00 par value capital shares authorized;
13,466,356 shares outstanding for Institutional Class; equivalent to $31.94 per share; unlimited shares of $1.00 par value capital shares authorized; 1,687,325 shares outstanding for Class Y)		$484,054,595

LLC — Limited Liability Company

MASTR — Mortgage Asset Securitization Transactions, Inc.

PLC — Public Limited Company

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

(d)	Foreign security denominated in U.S. dollars.

(e)	To-be-announced security.

(f)	Security has been earmarked as commitment for to-be-announced securities.

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell (g)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(h)	Value(i)	(Received)	(Depreciation)
Goldman Sachs	CDX North America Investment	Sell	Baa1/BBB+	Receive	1.00%	6/20/2018	$14,090,000	$95,073	$60,932	$34,141
	Grade Index Series 20
TOTAL SWAP CONTRACTS							$14,090,000	$95,073	$60,932	$34,141

(g)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

42	SCOUT FUNDS ANNUAL REPORT

Unconstrained Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Unconstrained Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in fixed income instruments.

Market Review – Markets Affected Most by Monetary Policy

For bond markets, global monetary policy outweighed other factors during the period. Buoyed by accommodative monetary policy, interest rates remained low and many fixed income assets became richly valued.

Early in the period, a seemingly intractable European debt crisis and signs of a slowdown in global economic growth weighed on investor sentiment. Then central banks around the world stepped in to take action. The European Central Bank (ECB) pledged to preserve the euro and, by extension, the European Union (EU) by easing the region’s debt crisis. The People’s Bank of China (PBC) and the ECB dropped key interest rates. The Bank of England increased its quantitative easing (QE) program. The U.S. Federal Reserve (the Fed) committed to keeping the federal funds rate near zero until 2015 and topped this with an open-ended QE program to purchase $40 billion in mortgage-backed securities each month. Later, the Fed indicated that it will maintain its zero interest rate policy until U.S. unemployment is below 6.5%, as long as projected inflation does not exceed 2.5%. Still later, the Bank of Japan (BOJ) initiated an aggressive program of monetary stimulus aimed at revitalizing Japan’s long-stagnant economy.

Markets cheered these initiatives and seemingly brushed aside other factors. Anemic economic growth, uncertainty about the outcome of the U.S. presidential election, delayed resolution of the U.S. “fiscal cliff,” government spending cuts and higher federal income tax rates in the United States, dismal economic growth in Europe — all of these provoked only mild reaction in the bond market. Risk assets continued to appreciate, and the CBOE Volatility Index (VIX), an index that measures market volatility, registered a fairly benign reading for most of the winter and spring.

Volatility returned to bond markets in May when stronger employment numbers ignited fears that a tapering off of QE purchases could be imminent. Fed Chairman Ben Bernanke later confirmed that the Fed may begin to slowly reduce monthly asset purchases later this year and end QE in 2014 if economic and labor market conditions improve; and if conditions deteriorate, the tapering process can be halted or reversed. Despite this, investors focused on the prospect of losing the biggest buyer of mortgage and Treasury debt. The 10-year Treasury rate climbed nearly 1.0% from its early-May lows, and prices for high yield and emerging market debt, two primary beneficiaries of QE, moved sharply lower.

The June volatility was not solely the Fed’s doing. The BOJ’s governor said he saw “no reason” to further expand Japan’s monetary stimulus. The market did not receive the news well, and global prices of risk assets moved lower. Rioting and social unrest in Turkey and Brazil, and uncertain financial and economic conditions in China, served to further undermine investors’ increasingly shaky confidence.

For the 12 months ended June 30, 2013, Treasuries underperformed all other domestic bond sectors. The Treasury yield curve moved up and steepened as yields on all Treasury maturities, especially five- to seven-year bonds, climbed higher. Yield spreads, which measure the difference in yield between Treasuries and other market sectors, narrowed by 0.02% (for asset-backed securities) to 1.53% (for high yield bonds).

Portfolio Review – Defensive Stance and Selectivity Worked to Advantage

As we saw it, most risk assets were overpriced, and even the price declines that occurred in May and June were not sufficient to fully address the risks. In keeping with this view, we positioned the Scout Unconstrained Bond Fund portfolio defensively, with an elevated exposure to cash and cash equivalents. We maintained that posture throughout the period. In addition, the Fund’s duration, which measures sensitivity to changing interest rates, was biased toward a shorter or even negative position until late in the period. When interest rates rose (and prices fell) in the fall and again in the spring, the Fund’s duration helped to limit the impact or even added to results. After the price declines in May and June, we lengthened duration modestly, in the belief that the probability of rates moving up rather than down was fairly balanced.

The Fund gained even more from our carefully considered positions in various risk assets. For much of the year, we made no investment in mortgage-backed securities (MBS) and had only a small allocation to commercial mortgage-backed securities. In our view, better relative values could be found among investment grade corporate bonds, high yield securities and asset-backed securities (ABS). These areas made were the largest contributors to the Fund’s one-year total return.

Leading the contributions were our ABS holdings, which comprised mostly securities backed by home-equity/second-lien loans. The fundamentals of these securities are strong (e.g., lower default rates since we purchased) and, with the improvement in the U.S. housing market and overall economy, investor sentiment toward them took a turn for the better over the course of the year.

Within the investment grade sector, we focused on a diversified basket of short- to intermediate-duration, high-quality bonds issued by financial companies (i.e., financials). Financials performed well after the ECB and the Fed took action to address the EU debt crisis and poor economic growth. For a majority of our high yield exposure, we chose high yield index swaps (HY CDX). These are highly liquid, diversified “baskets” of credit default swaps on individual high yield securities. Once the central banks stepped in last summer, yield spreads on HY CDX quickly narrowed and prices rose. We later reduced the HY CDX exposure out of concern that the high yield sector had become overvalued. Switching the assets to cash investments, we continued to look for short-term opportunities in corporate securities.

The sole sector to detract from the Fund’s performance was MBS. As MBS spreads narrowed and prices rose, the sector outperformed the cash and cash equivalents where we had placed a large percentage of the Fund’s assets. Likewise, deploying more cash in areas that worked best — high yield, ABS and investment-grade financials — might have given an additional boost to the Fund’s total return.

JUNE 30, 2013	43

Unconstrained Bond Fund

Outlook – Fed Continues to Control the Bond Market

The bond market’s primary concern continues to be the Fed’s QE program, including how and when QE purchases will diminish. The key question is whether the Fed will delay its exit from QE out of fear of the markets’ reaction.

For now, the risks in fixed income markets seem fairly balanced, arguing for a neutral position in portfolios while we wait to see which of two likely scenarios comes to pass. One would involve a solid economic recovery and a consensus regarding Fed tapering. This would lead to higher rates and could bring additional pressure on risk assets as the loss of QE trumped the prospect of a better economy. The second scenario involves the compromise of the Fed’s tapering by unforeseen events. Under this scenario, further Fed buying could be expected to spark a Treasury rally, but the prospect for risk assets could be quite cloudy.

Either scenario could trigger increased volatility for risk assets. Consistent with our time-tested process, we will seek to limit the downside risk in the fund while patiently waiting for volatility to create attractive investment opportunities.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Unconstrained Bond Fund, BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index and Lipper Multi-Sector Income Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. Published by the British Bankers’ Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market. The Lipper Multi-Sector Income Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, seek current income by allocating assets among several different fixed income securities sectors limiting no more than 65% to any one sector and with a significant portion of assets in securities rated below investment-grade.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The Fund employs an unconstrained investment approach which creates considerable exposure to certain types of securities that present significant volatility in the Fund’s performance, particularly over short periods of time. The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying fixed income securities owned by the Fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

44	SCOUT FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of June 30, 2013		Since
	1 Year	Inception†
Scout Unconstrained Bond Fund – Institutional Class	12.72%	16.66%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.38%	0.42%
Lipper Multi-Sector Income Funds Index*	5.05%	7.38%

Since
Inception‡
Scout Unconstrained Bond Fund – Class Y	1.68%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.15%
Lipper Multi-Sector Income Funds Index*	-1.11%

†	Inception – September 29, 2011.

‡	Inception – December 31, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2012, the gross expense ratios for the Institutional Class and Class Y were 1.62% and 1.92%, respectively (as disclosed in the most recent Prospectus), compared to the June 30, 2013 gross expense ratios of 0.96% and 1.17%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has agreed to waive fees/certain fund expenses through December 31, 2013 and may recoup peviously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Effective December 31, 2012, all existing and outstanding shares of the Unconstrained Bond Fund were designated as “Institutional Class” shares and a new class of shares of the Fund (“Class Y” shares) were offered to investors. The Unconstrained Bond Fund – Class Y commenced operations with its initial NAV on December 31, 2012.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of June 30, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class

		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
9/29/11	$10.00	$—	$—	$10.00
12/31/11	10.05	0.23	0.18	10.46
12/31/12	11.62	0.69	0.03	12.75
6/30/13(a)	11.70	0.12	—	12.95

Class Y
		Income &		Cumulative (c)
	Net Asset	Short-Term(b) Gains	Long-Term(b) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.62	$—	$—	$11.62
6/30/13(a)	11.71	0.11	—	11.82

(a)	Six month only. Distributions typically occur in June and/or December.

(b)	Represents distributions for the respective calendar year-to-date period ended.

(c)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Scout
Unconstrained
Bond

Average Maturity	2.0 years
Average Duration	2.2 years
Yield to Maturity/Call	1.4%
30-Day SEC Yield - Institutional Class	0.6%
30-Day SEC Yield - Class Y	0.3%
Number of Holdings	73
Total Net Assets (in millions, all share classes)	$544.6
Institutional Class Inception Date	9/29/11
Class Y Inception Date	12/31/12

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

JUNE 30, 2013	45

SCHEDULE OF INVESTMENTS

June 30, 2013

UNCONSTRAINED BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 2.6%
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 4/15/26(a)(b)	$641,512	$574,340
Countrywide Asset-Backed Certificates
Series 2006-S10, Class A2,
0.413%, 10/25/36(a)(b)	2,232,057	2,096,665
Series 2006-S10, Class A3,
0.513%, 10/25/36(a)(b)	2,915,918	1,924,319
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	391,148	370,047
GSAA Trust
Series 2006-S1, Class 1A1,
0.353%, 1/25/37(a)(b)	1,616,305	577,829
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	205,854	204,460
Series 2003-HS3, Class A2A,
0.473%, 8/25/33(a)(b)	13,696	12,345
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(b)	1,277,175	658,013
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.300%, 5/25/36(a)	2,314,350	2,002,661
Home Loan Trust
Series 2006-HI3, Class A3,
5.960%, 2/25/36(a)	1,101,499	1,122,002
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A3,
0.633%, 1/25/36(a)(b)(c)	254,500	152,836
Series 2006-S1, Class A2,
0.813%, 1/25/36(a)(b)(c)	1,076,955	646,641
RFMSII Trust
Series 2006-HSA1, Class A3,
5.230%, 2/25/36(a)(b)	820,254	772,724
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S6, Class A2,
0.773%, 11/25/35(a)(b)	6,534	6,365
Series 2005-S7, Class A2,
0.493%, 12/25/35(a)(b)(c)	1,501,941	1,430,806
Series 2006-S2, Class A2,
5.500%, 6/25/36(a)	2,484,716	1,520,217

TOTAL ASSET-BACKED SECURITIES
(Cost $12,470,245) — 2.6%		14,072,270

CORPORATE BONDS — 45.1%

Aegon N.V.
4.625%, 12/1/15(a)(d	2,354,000	2,536,715
Allstate Corp.
5.000%, 8/15/14(a)	1,300,000	1,359,938
Ally Financial, Inc
8.300%, 2/12/15	4,000,000	4,310,000
4.625%, 6/26/15	1,000,000	1,025,032
3.125%, 1/15/16	21,695,000	21,643,344
5.500%, 2/15/17	1,680,000	1,755,281
6.250%, 12/1/17	2,020,000	2,160,935
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22(a)	779,985	828,734
American Express Co.
7.250%, 5/20/14	3,680,000	3,891,582
American International Group, Inc.
4.250%, 9/15/14(a)	3,400,000	3,525,946
5.050%, 10/1/15(a)	14,160,000	15,349,553
4.875%, 9/15/16(a)	925,000	1,013,213
Bank of America Corp.
4.500%, 4/1/15	6,745,000	7,075,006
1.500%, 10/9/15	6,580,000	6,565,050
1.250%, 1/11/16	3,945,000	3,890,354
3.300%, 1/11/23	1,695,000	1,602,024
Citigroup, Inc.
5.500%, 10/15/14	2,300,000	2,419,101
6.010%, 1/15/15	2,825,000	3,016,888
4.587%, 12/15/15	13,165,000	14,059,351
Daimler Finance North America, LLC
1.250%, 1/11/16(a)(c)	6,750,000	6,706,010
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24(a)	1,616,970	1,827,984
Ford Motor Credit Co., LLC
2.500%, 1/15/16	5,125,000	5,169,695
1.525%, 5/9/16(b)	2,560,000	2,577,897
3.984%, 6/15/16	15,150,000	15,871,595
2.375%, 1/16/18	1,000,000	962,847
General Electric Capital Corp.
3.500%, 6/29/15	7,625,000	7,956,032
1.000%, 12/11/15(a)	11,995,000	11,977,079
Goldman Sachs Group, Inc.
3.300%, 5/3/15	1,930,000	1,989,295
3.700%, 8/1/15	500,000	520,929
1.600%, 11/23/15	7,500,000	7,517,115
1.476%, 4/30/18(b)	1,400,000	1,387,047
John Deere Capital Corp.
2.250%, 6/7/16	2,975,000	3,069,435
JPMorgan Chase & Co.
1.875%, 3/20/15	3,950,000	3,996,270
3.400%, 6/24/15	4,555,000	4,754,359
1.100%, 10/15/15	11,100,000	11,032,268
Metropolitan Life Global Funding I
1.700%, 6/29/15(c)	5,020,000	5,098,769
2.500%, 9/29/15(c)	5,930,000	6,134,146
Morgan Stanley
4.200%, 11/20/14	3,898,000	4,032,403
3.450%, 11/2/15	7,050,000	7,274,641
1.523%, 2/25/16(b)	2,045,000	2,039,233
NBC Universal Enterprise, Inc.
0.817%, 4/15/16(b)(c)	5,325,000	5,340,799
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21(a)	781,401	855,635
Petrobras Global Finance B.V.
2.414%, 1/15/19(b)(d)	1,120,000	1,097,600
Principal Life Global Funding II
1.125%, 9/18/15(c)	3,950,000	3,957,114
Prudential Financial, Inc.
4.750%, 9/17/15	5,654,000	6,084,083
5.500%, 3/15/16	975,000	1,076,857
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24(a)	3,622,876	3,831,191
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26(a)	2,829,892	2,971,387
UAL 2007-1 Pass-Through Trust
6.636%, 1/2/24(a)	2,205,279	2,359,649

46	SCOUT FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

June 30, 2013

UNCONSTRAINED BOND FUND (Continued)

	Principal
	Amount	Value
CORPORATE BONDS (Continued)
Verizon Communications, Inc.
0.474%, 3/6/15(b)(c)	$2,730,000	$2,725,482
Wells Fargo & Co.
0.906%, 4/23/18(b)	5,275,000	5,247,834

TOTAL CORPORATE BONDS
(Cost $247,276,719) — 45.1%		245,470,727

MORTGAGE-BACKED SECURITIES — 3.6%
Fannie Mae Pool
3.000%, 8/15/42(e)	20,125,000	19,609,297

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $19,195,791) — 3.6%		19,609,297

U.S. GOVERNMENT AND AGENCIES — 4.4%
United States Treasury Note
1.750%, 5/15/23	25,655,000	24,027,498

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $24,625,693) — 4.4%		24,027,498

SHORT-TERM INVESTMENTS — 46.0%
UMB Money Market Fiduciary, 0.010%(f)	250,417,530	250,417,530

TOTAL SHORT-TERM INVESTMENTS
(Cost $250,417,530) — 46.0%		250,417,530

TOTAL INVESTMENTS
(Cost $553,985,978) — 101.7%		553,597,322

Liabilities less other assets — (1.7)%		(8,994,909)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.70 per share; unlimited shares of $1.00 par value capital shares authorized;
35,892,828 shares outstanding for Institutional Class; equivalent to $11.71 per share; unlimited shares of $1.00 par value capital shares authorized; 10,634,962 shares outstanding for Class Y)		$544,602,413

  LLC — Limited Liability Company

(a) Callable.

(b) Variable rate security (presented at the current rate as of period end).

(c) 144A restricted security.

(d) Foreign security denominated in U.S. dollars.

(e) To-be-announced security.

(f) Security has been earmarked as commitment for to-be-announced securities.

FORWARD CONTRACTS

				Unrealized
	Currency Amount	Value at	Value at	Appreciation
Description	Purchased (Sold)	Settlement Date	June 30, 2013	(Depreciation)
Brazilian Real	23,900,000	$10,202,947	$9,966,403	$(236,544)
TOTAL FORWARD CONTRACTS		$10,202,947	$9,966,403	$(236,544)

FUTURES CONTRACTS

		Number of			Unrealized
	Expiration	Contracts	Value at	Value at	Appreciation
Description	Date	Long (Short)	Trade Date	June 30, 2013	(Depreciation)
U.S. Treasury Long Bond	September 2013	185	$25,171,402	$25,131,094	$(40,308)
TOTAL FUTURES CONTRACTS			$25,171,402	$25,131,094	$(40,308)

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell (g)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(h)	Value(i)	(Received)	(Depreciation)
Goldman Sachs	CDX North America High Yield	Sell	B2/B	Receive	5.00%	6/20/2018	$10,210,000	$320,572	$204,670	$115,902
	Index Series 20

TOTAL SWAP CONTRACTS							$10,210,000	$320,572	$204,670	$115,902

(g)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

JUNE 30, 2013	47

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013

(in thousands except per share data)

		Emerging
	International	Markets
	Fund	Fund*
ASSETS:
Investments, at cost	$7,235,446	$10,257
Foreign currency at cost	—	45

Investments, at value	$9,170,140	$11,079
Foreign currency at value	—	45
Cash	8,517	592
Receivables:
Investments sold	—	295
Fund shares sold	7,793	34
Dividends	26,291	30
Interest	2	—
Due from Advisor	—	2
Prepaid and other assets	70	17
Total assets	9,212,813	12,094
LIABILITIES:
Payables:
Investments purchased	—	183
Fund shares redeemed	7,188	1
Accrued investment advisory fees	881	—
Accrued administrative fees	63	—
Accrued administration and fund accounting fees	410	6
Accrued transfer agent and related service fees and expenses	1,016	3
Accrued custody fees	213	1
Accrued registration fees	68	2
Other accrued expenses	539	23
Total liabilities	10,378	219
NET ASSETS	$9,202,435	$11,875
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$7,618,696	$11,098
Accumulated:
Net investment income (loss)	12,382	2
Net realized gain (loss) on investments and foreign currency transactions	(363,229)	(47)
Net unrealized appreciation (depreciation) on:
Investments	1,934,694	822
Foreign currency translations	(108)	—
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$9,202,435	$11,875
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited

SHARES ISSUED AND OUTSTANDING	274,537	1,071
NET ASSET VALUE PER SHARE	$33.52	$11.09

*	Commenced operations on October 15, 2012.

**	Commenced operations on August 29, 2012.

See accompanying Notes to Financial Statements.

48	SCOUT FUNDS ANNUAL REPORT

			Low Duration
Global Equity	Mid Cap	Small Cap	Bond
Fund	Fund	Fund	Fund**

$5,871	$1,398,096	$171,344	$33,187
—	—	—	—

$6,705	$1,582,464	$242,566	$32,960
—	—	—	—
328	12,772	1,676	—
—	4,042	—	417
—	7,559	148	—
16	2,352	78	—
—	—	—	184
3	—	—	3
15	22	12	11
7,067	1,609,211	244,480	33,575

30	5,557	386	—
—	2,488	99	11
—	165	25	—
—	11	2	—
6	67	20	6
4	221	31	4
2	6	2	1
1	20	—	1
23	100	34	24
66	8,635	599	47
$7,001	$1,600,576	$243,881	$33,528

$6,437	$1,353,835	$212,343	$33,713
9	395	(425)	—
(279)	61,978	(39,259)	42
834	184,368	71,222	(227)
—	—	—	—
$7,001	$1,600,576	$243,881	$33,528

Unlimited	Unlimited	Unlimited	Unlimited

635	101,594	11,867	3,346
$11.02	$15.75	$20.55	$10.02

JUNE 30, 2013	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013

(in thousands except per share data)

		Core	Unconstrained
	Core Bond	Plus Bond	Bond
	Fund	Fund	Fund

ASSETS:
Investments, at cost	$287,262	$528,202	$553,986
Investments, at value	$286,856	$531,876	$553,597
Cash at brokers deposited as margin for open futures contracts and/or segregated as collateral for open swap contracts	168	2,273	3,383
Cash at custodian segregated as collateral for open swap contracts	—	440	—
Receivables:
Investments sold	83,718	153,013	30,480
Fund shares sold	97	1,313	5,382
Premiums paid on open swap contracts	33	61	205
Unrealized appreciation on open swap contracts	19	34	116
Variation margin	—	—	46
Interest	1,085	2,264	2,032
Due from Broker	189	—	84
Prepaid and other assets	22	45	30
Total assets	372,187	691,319	595,355
LIABILITIES:
Payables:
Investments purchased	105,996	202,213	49,654
Fund shares redeemed	646	4,739	521
Unrealized depreciation on open forward contracts.	—	—	237
Realized loss on closed forward contracts	—	126	211
Dividends	24	74	2
Accrued investment advisory fees	5	10	20
Accrued administrative fees	2	3	3
Accrued administration and fund accounting fees	13	22	8
Accrued transfer agent and/or related service fees and expenses	6	6	4
Accrued custody fees	2	4	—
Accrued registration fees	13	7	41
Accrued distribution fees	3	11	17
Accrued shareholder servicing fees	—	3	—
Other accrued expenses	35	46	35
Total liabilities	106,745	207,264	50,753
NET ASSETS	$265,442	$484,055	$544,602
NET ASSETS CONSIST OF:

Capital (capital stock and paid-in capital)	$267,676	$482,405	$543,778
Accumulated:
Net investment income (loss)	—	(108)	119
Net realized gain (loss) on investments, forward contracts, futures contracts and swap contracts	(1,847)	(1,950)	1,255
Net unrealized appreciation (depreciation) on:
Investments	(406)	3,674	(389)
Forward contracts	—	—	(237)
Futures contracts	—	—	(40)
Swap contracts	19	34	116
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$265,442	$484,055	$544,602
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Institutional Class	22,716	13,467	35,893
Class Y	558	1,687	10,635
TOTAL SHARES ISSUED AND OUTSTANDING	23,274	15,154	46,528
NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS	$11.41	$31.94	$11.70
NET ASSET VALUE PER SHARE – CLASS Y	$11.40	$31.94	$11.71

See accompanying Notes to Financial Statements.

50	SCOUT FUNDS ANNUAL REPORT

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JUNE 30, 2013	51

STATEMENTS OF OPERATIONS

For the Year or Period Ended June 30, 2013

(in thousands)

		Emerging
	International	Markets
	Fund	Fund*
INVESTMENT INCOME:
Dividend income	$207,937 (a)	$126 (a)
Interest income	46	—
Total investment income	207,983	126

EXPENSES:
Investment advisory fees	61,616	56
Administration and fund accounting fees	4,667	53
Transfer agent and/or related service fees and expenses	11,980	28
Custody fees	2,124	6
Professional fees	467	29
Federal and state registration fees	166	24
Reports to shareholders	1,752	7
Administrative fees	4,330	3
Insurance fees	74	—
Directors’ fees	330	—
Distribution fees	—	—
Shareholder servicing fees	—	—
Other expenses	270	18
Total expenses before waiver	87,776	224
Waiver of fees and/or other expenses assumed by Advisor	—	(132)
Net expenses	87,776	92
Net investment income	120,207	34
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, FORWARD CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	191,770	(47)
Foreign currency transactions	(605)	(10)
Forward contracts	—	—
Futures contracts	—	—
Swap contracts	—	—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments	957,349	822
Foreign currency translations	(54)	—
Forward contracts	—	—
Futures contracts	—	—
Swap contracts	—	—
Net increase from payment by affiliates (Note 2.(a))	—	—
Net realized and unrealized gain (loss) on investments, foreign currency, forward contracts, future contracts and swap contracts	1,148,460	765
Net increase in net assets resulting from operations	$1,268,667	$799

(a) Net of foreign tax withholding of (in thousands) $23,848, $9, $ 6 and $17, respectively.

* Commenced operations on October 15, 2012.

** Commenced operations on August 29, 2012.

See accompanying Notes to Financial Statements.

52	SCOUT FUNDS ANNUAL REPORT

					Low Duration		Core	Unconstrained
Global Equity		Mid Cap		Small Cap	Bond	Core Bond	Plus Bond	Bond
Fund		Fund		Fund	Fund**	Fund	Fund	Fund

$126	(a)	$28,538	(a)	$2,910	$—	$—	$—	$—
—		4		—	253	3,589	10,363	2,871
126		28,542		2,910	253	3,589	10,363	2,871

47		10,785		1,706	40	936	2,019	903
77		757		228	63	135	270	84
40		2,098		346	35	73	83	139
21		94		18	8	26	40	15
40		92		46	27	55	88	72
26		111		28	24	67	100	106
5		273		68	10	28	38	14
3		699		114	7	117	252	75
—		12		2	—	2	5	—
—		49		9	1	9	20	5
—		—		—	—	11	93	39
—		—		—	—	5	54	—
23		48		16	17	43	55	20
282		15,018		2,581	232	1,507	3,117	1,472
(200)		—		—	(179)	(555)	(952)	(562)
82		15,018		2,581	53	952	2,165	910
44		13,524		329	200	2,637	8,198	1,961

235		113,337		21,604	49	877	5,879	494
—		—		—	—	—	—	—
—		—		—	—	—	(126)	726
—		—		—	—	—	—	1,358
—		—		—	—	326	4,681	1,560

709		145,272		37,950	(227)	(2,739)	(4,289)	(1,230)
—		—		—	—	—	—	—
—		—		—	—	—	—	(237)
—		—		—	—	—	—	(42)
—		—		—	—	(72)	(1,683)	(203)
—		—		—	—	—	9	—
944		258,609		59,554	(178)	(1,608)	4,471	2,426
$988		$272,133		$59,883	$22	$1,029	$12,669	$4,387

JUNE 30, 2013	53

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

			Emerging
	International Fund		Markets Fund
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2013	June 30, 2012	June 30, 2013*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$120,207	$120,053	$34
Net realized gain (loss) on investments and foreign currency transactions	191,165	(144,269)	(57)
Net increase (decrease) in unrealized appreciation/depreciation on investments and foreign currencies translations	957,295	(988,700)	822
Net increase (decrease) in net assets resulting from operations	1,268,667	(1,012,916)	799
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(172,491)	(116,927)	(25)
Net realized gain on securities	—	—	—
Total distributions to shareholders	(172,491)	(116,927)	(25)
CAPITAL SHARE TRANSACTIONS:
Shares sold	2,004,378	1,841,505	12,034
Shares issued for reinvestment of distributions	165,768	111,561	17
Redemption fees	53	290	—
Shares redeemed	(1,569,514)	(1,758,181)	(950)
Net increase (decrease) from capital share transactions	600,685	195,175	11,101
Net increase (decrease) in net assets	1,696,861	(934,668)	11,875
NET ASSETS:
Beginning of period.	7,505,574	8,440,242	—
End of period	$9,202,435	$7,505,574	$11,875
Accumulated net investment income (loss)	12,382	65,204	2
TRANSACTIONS IN SHARES:
Shares sold	60,706	62,241	1,153
Shares reinvested	4,944	4,022	2
Shares redeemed	(47,802)	(60,053)	(84)
Net increase (decrease)	17,848	6,210	1,071

(a)	Includes (in thousands) $8,095 and 627 shares from the Scout TrendStar Small Cap Fund as part of the merger resulting from the reorganization of the Scout TrendStar Small Cap Fund into the Scout Small Cap Fund effective as of the close of business on September 30, 2011. See Note 3 in the accompanying Notes to Financial Statements.

*	Commenced operations on October 15, 2012.

**	Commenced operations on August 29, 2012.

See accompanying Notes to Financial Statements.

54	SCOUT FUNDS ANNUAL REPORT

						Low Duration
Global Equity Fund		Mid Cap Fund		Small Cap Fund		Bond Fund
For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012	June 30, 2013**

$44	$36	$13,524	$6,394	$329	$234	$200
235	(513)	113,337	(33,955)	21,604	9,778	49
709	125	145,272	(11,228)	37,950	(30,227)	(227)
988	(352)	272,133	(38,789)	59,883	(20,215)	22

(40)	(34)	(10,940)	(5,872)	(791)	—	(209)
—	—	(18,326)	(33,779)	—	—	(1)
(40)	(34)	(29,266)	(39,651)	(791)	—	(210)

1,246	735	639,549	1,117,514	19,556	20,150 (a)	33,990
40	34	25,072	33,404	754	—	210
—	—	32	300	—	8	—
(349)	(267)	(547,776)	(350,025)	(66,021)	(86,036)	(484)
937	502	116,877	801,193	(45,711)	(65,878)	33,716
1,885	116	359,744	722,753	13,381	(86,093)	33,528

5,116	5,000	1,240,832	518,079	230,500	316,593	—
$7,001	$5,116	$1,600,576	$1,240,832	$243,881	$230,500	$33,528
9	4	395	179	(425)	15	—

115	75	44,536	81,829	1,022	1,407 (a)	3,373
4	4	1,825	2,694	45	—	21
(34)	(29)	(38,430)	(26,140)	(3,774)	(5,592)	(48)
85	50	7,931	58,383	(2,707)	(4,185)	3,346

JUNE 30, 2013	55

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Core Bond Fund		Core Plus Bond Fund		Unconstrained Bond Fund
	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012*

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,637	$2,411	$8,198	$9,110	$1,961	$563
Net realized gain on investments, forward contracts, futures contracts and swap contracts	1,203	6,604	10,434	21,147	4,138	932
Net increase (decrease) in unrealized appreciation/depreciation on investments, forward contracts, futures contracts and swap contracts	(2,811)	2,207	(5,972)	10,346	(1,712)	1,162
Net increase from payment by affiliates (Note 2.(a))	—	—	9	—	—	—
Net increase in net assets resulting from operations	1,029	11,222	12,669	40,603	4,387	2,657

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(2,933)	(2,704)	(7,781)	(10,952)	(2,305)	(641)
Class Y	(48)	(16)	(538)	(344)	(126)	—
Net realized gain on securities:
Institutional Class	(3,718)	(4,432)	(20,398)	(14,683)	(2,920)	(219)
Class Y	(89)	(19)	(1,633)	(384)	—	—
Total distributions to shareholders	(6,788)	(7,171)	(30,350)	(26,363)	(5,351)	(860)

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Shares sold	160,165	76,433	143,800 (a)	110,454	432,355	31,543
Shares issued for reinvestment of distributions	6,174	6,501	25,797	22,445	5,159	850
Shares redeemed	(71,801)	(60,571)	(166,039)	(101,689)	(49,767)	(1,537)
Net increase from capital share transactions	94,538	22,363	3,558	31,210	387,747	30,856
Class Y:
Shares sold	7,871	2,373	56,780	30,570	131,194	—
Shares issued for reinvestment of distributions	137	33	2,069	685	125	—
Shares redeemed	(3,665)	(3,132)	(30,914)	(10,560)	(6,153)	—
Net increase (decrease) from capital share transactions	4,343	(726)	27,935	20,695	125,166	—
Net increase from capital share transactions	98,881	21,637	31,493	51,905	512,913	30,856
Net increase in net assets	93,122	25,688	13,812	66,145	511,949	32,653

NET ASSETS:
Beginning of period	172,320	146,632	470,243	404,098	32,653	—
End of period	$265,442	$172,320	$484,055	$470,243	$544,602	$32,653
Accumulated net investment income (loss)	(13)	81	(108)	(1,116)	119	(50)

TRANSACTIONS IN SHARES:
Institutional Class:
Shares sold	13,696	6,644	4,330 (a)	3,401	36,714	3,028
Shares reinvested	529	571	787	703	443	82
Shares redeemed	(6,164)	(5,274)	(5,044)	(3,144)	(4,228)	(146)
Net increase	8,061	1,941	73	960	32,929	2,964
Class Y:
Shares sold	672	206	1,727	942	11,147	—
Shares reinvested	11	3	63	22	11	—
Shares redeemed	(315)	(274)	(945)	(326)	(523)	—
Net increase (decrease)	368	(65)	845	638	10,635	—
Net increase	8,429	1,876	918	1,598	43,564	2,964

*	Commenced operations on September 29, 2011.

(a)	Includes (in thousands) $7,953 and 233 shares from an in-kind transfer of securities on November 30, 2012 from the account of an advisory client separately managed by the Advisor. See Note 1(l) in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

56	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND

	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$29.24	$33.70	$25.91	$23.13	$34.71

Income from investment operations:
Net investment income	0.44	0.47	0.46	0.33	0.34
Net realized and unrealized gain (loss) on securities	4.49	(4.47)	7.80	2.79	(10.59)
Total from investment operations	4.93	(4.00)	8.26	3.12	(10.25)

Distributions from:
Net investment income	(0.65)	(0.46)	(0.47)	(0.34)	(0.35)
Net realized gain on securities	—	—	—	—	(0.98)
Total distributions	(0.65)	(0.46)	(0.47)	(0.34)	(1.33)
Net asset value, end of period	$33.52	$29.24	$33.70	$25.91	$23.13
Total return	16.86%	(11.78)%	32.00%	13.41%	(29.17)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9,202	$7,506	$8,440	$5,333	$3,423
Ratio of expenses to average net assets	1.01%	0.99%	0.94%	0.97%	1.02%
Ratio of net investment income to average net assets	1.39%	1.61%	1.50%	1.35%	1.56%
Portfolio turnover rate	31%	20%	13%	12%	16%

SCOUT EMERGING MARKETS FUND (Fund Inception October 15, 2012)

	For the
	Period Ended
	June 30, 2013
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on securities	1.08
Total from investment operations	1.11

Distributions from:
Net investment income	(0.02)
Net asset value, end of period	$11.09
Total return	11.14	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12
Ratio of expenses to average net assets:
Net of waivers	1.40	%(b)
Before waivers	3.40	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.52	%(b)
Before waivers	(1.48	)%(b)
Portfolio turnover rate	61	%(a)

(a) Not annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2013	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT GLOBAL EQUITY FUND (Fund Inception June 30, 2011)

	For the Years Ended June 30,
	2013	2012
Net asset value, beginning of period	$9.29	$10.00

Income from investment operations:
Net investment income	0.07	0.06
Net realized and unrealized gain (loss) on securities	1.73	(0.71)
Total from investment operations	1.80	(0.65)

Distributions from:
Net investment income	(0.07)	(0.06)
Net asset value, end of period	$11.02	$9.29
Total return	19.41%	(6.46)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7	$5
Ratio of expenses to average net assets:
Net of waivers	1.40%	1.40%
Before waivers	4.80%	5.25%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.75%	0.70%
Before waivers	(2.65)%	(3.15)%
Portfolio turnover rate	110%	168%

SCOUT MID CAP FUND

	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.25	$14.68	$10.39	$8.30	$11.28

Income from investment operations:
Net investment income	0.14	0.09	0.07	0.04	0.02
Net realized and unrealized gain (loss) on securities	2.67	(0.86)	4.88	2.09	(2.98)
Total from investment operations	2.81	(0.77)	4.95	2.13	(2.96)

Distributions from:
Net investment income	(0.11)	(0.08)	(0.06)	(0.04)	(0.02)
Net realized gain on securities	(0.20)	(0.58)	(0.60)	—	—
Total distributions	(0.31)	(0.66)	(0.66)	(0.04)	(0.02)
Net asset value, end of period	$15.75	$13.25	$14.68	$10.39	$8.30
Total return	21.53%	(4.94)%	48.34%	25.61%	(26.27)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,601	$1,241	$518	$156	$56
Ratio of expenses to average net assets:
Net of reimbursements	1.07%	1.06%	1.04%	1.13%	1.40%
Before reimbursements	1.07%	1.06%	1.04%	1.10%	1.39%
Ratio of net investment income to average net assets:
Net of reimbursements	0.97%	0.71%	0.71%	0.40%	0.35%
Before reimbursements	0.97%	0.71%	0.71%	0.43%	0.36%
Portfolio turnover rate	127%	217%	195%	184%	360%

See accompanying Notes to Financial Statements.

58	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT SMALL CAP FUND

	For the Years Ended June 30,
	2013	2012		2011	2010	2009
Net asset value, beginning of period	$15.82	$16.88		$12.06	$10.98	$16.11

Income from investment operations:
Net investment income (loss)	0.02	0.02		(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on securities	4.77	(1.08)		4.86	1.14	(5.09)
Total from investment operations	4.79	(1.06)		4.82	1.08	(5.13)

Distributions from:
Net investment income	(0.06)	—		—	—	—
Net asset value, end of period	$20.55	$15.82		$16.88	$12.06	$10.98
Total return	30.39%	(6.28)%		39.97%	9.84%	(31.84)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$244	$230		$317	$379	$476
Ratio of expenses to average net assets	1.13%	1.12%		1.03%	1.06%	1.08%
Ratio of net investment income (loss) to average net assets	0.14%	0.09%		(0.21)%	(0.41)%	(0.36)%
Portfolio turnover rate	23%	38	%(a)	63%	358%	327%

(a)	The denominator in the portfolio turnover calculation does not include the value of securities previously owned by the TrendStar Small Cap Fund, which was reorganized into the Small Cap Fund effective as of the close of business on September 30, 2011. See Note 3 in the accompanying Notes to Financial Statements.

SCOUT LOW DURATION BOND FUND (Fund Inception August 29, 2012)

	For the
	Period Ended
	June 30, 2013
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain on securities	0.02
Total from investment operations	0.16

Distributions from:
Net investment income	(0.14)
Net realized gain on securities	—	(a)
Total distributions	(0.14)
Net asset value, end of period	$10.02
Total return	1.60	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$34
Ratio of expenses to average net assets:
Net of waivers	0.40	%(c)
Before waivers	1.73	%(c)
Ratio of net investment income to average net assets:
Net of waivers	1.49	%(c)
Before waivers	0.15	%(c)
Portfolio turnover rate	121	%(b)

(a) Resulted in less than $ 0.005 per share.

(b) Not annualized.

(c) Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2013	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS*

	For the Years Ended June 30,
	2013	2012	2011	2010(a)	2009 (a)
Net asset value, beginning of period	$11.61	$11.31	$11.09	$9.94	$9.86

Income from investment operations:
Net investment income	0.13	0.20	0.25	0.38 (b)	0.69
Net realized and unrealized gain on securities	0.01	0.71	0.26	1.15	0.08
Total from investment operations	0.14	0.91	0.51	1.53	0.77

Distributions from:
Net investment income	(0.15)	(0.22)	(0.29)	(0.38)	(0.69)
Net realized gain on securities	(0.19)	(0.39)	—	—	—
Total distributions	(0.34)	(0.61)	(0.29)	(0.38)	(0.69)
Net asset value, end of period	$11.41	$11.61	$11.31	$11.09	$9.94
Total return	1.20%	8.24%	4.54%	15.60%	8.64%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$259	$170	$144	$66	$51
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.38%	0.35%	0.35%
Before waivers	0.64%	0.67%	0.64%	0.72%	0.69%
Ratio of net investment income to average net assets:
Net of waivers	1.13%	1.69%	2.09%	3.60%	6.72%
Before waivers	0.89%	1.42%	1.83%	3.23%	6.38%
Portfolio turnover rate	607%	586%	564%	1,063%	414%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Fund, which was reorganized into the Scout Funds family as the Scout Core Bond Fund – Institutional Class after the close of business on April 21, 2011.

(a)	In connection with the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund – Institutional Class, a conversion factor of 1.04 was applied to the June 30, 2010 and June 30, 2009 per share amounts to properly reflect the historical performance of the fund.

(b)	Per share net investment income has been calculated using the daily average share method.

SCOUT CORE BOND FUND — CLASS Y (Class Inception April 21, 2011)

	For the		For the
	Years Ended June 30,		Period Ended
	2013	2012	June 30, 2011
Net asset value, beginning of period	$11.61	$11.30	$11.19

Income from investment operations:
Net investment income	0.10	0.18	0.04
Net realized and unrealized gain on securities	— (a)	0.71	0.11
Total from investment operations	0.10	0.89	0.15

Distributions from:
Net investment income.	(0.12)	(0.19)	(0.04)
Net realized gain on securities	(0.19)	(0.39)	—
Total distributions	(0.31)	(0.58)	(0.04)
Net asset value, end of period	$11.40	$11.61	$11.30
Total return	0.83%	8.06%	1.33	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6	$2	$3
Ratio of expenses to average net assets:
Net of waivers	0.71%	0.57%	0.80	%(c)
Before waivers	0.95%	0.84%	0.96	%(c)
Ratio of net investment income to average net assets:
Net of waivers	0.82%	1.52%	1.25	%(c)
Before waivers	0.58%	1.25%	1.09	%(c)
Portfolio turnover rate	607%	586%	564	%(b)

(a) Resulted in less than $ 0.005 per share.

(b) Not annualized.

(c) Annualized.

See accompanying Notes to Financial Statements.

60	SCOUT FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — INSTITUTIONAL CLASS*

	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$33.03	$31.97	$32.70	$30.40	$30.73

Income from investment operations:
Net investment income	0.55	0.76	1.08	1.84	2.50
Net realized and unrealized gain on securities	0.35	2.51	0.73	3.80	0.16
Total from investment operations	0.90	3.27	1.81	5.64	2.66

Distributions from:
Net investment income	(0.56)	(0.92)	(1.31)	(1.90)	(2.33)
Net realized gain on securities	(1.43)	(1.29)	(1.23)	(1.44)	(0.66)
Total distributions	(1.99)	(2.21)	(2.54)	(3.34)	(2.99)
Net asset value, end of period	$31.94	$33.03	$31.97	$32.70	$30.40
Total return	2.64%	10.61%	5.80%	19.12%	10.52%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$430	$442	$398	$414	$397
Ratio of expenses to average net assets:
Net of waivers	0.40%	0.40%	0.38%	0.35%	0.35%
Before waivers	0.59%	0.56%	0.50%	0.49%	0.49%
Ratio of net investment income to average net assets:
Net of waivers	1.65%	2.25%	3.34%	5.49%	8.82%
Before waivers	1.46%	2.09%	3.22%	5.35%	8.68%
Portfolio turnover rate	604%	593%	623%	1,006%	424%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Institutional Class, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Institutional Class as of the close of business on April 21, 2011.

SCOUT CORE PLUS BOND FUND — CLASS Y (Class Inception November 12, 2009)*

				For the
	For the Years Ended June 30,			Period Ended
	2013	2012	2011	June 30, 2010
Net asset value, beginning of period	$33.03	$31.98	$32.69	$33.08

Income from investment operations:
Net investment income	0.48	0.80	0.59	0.98
Net realized and unrealized gain on securities	0.31	2.39	1.10	1.30
Total from investment operations	0.79	3.19	1.69	2.28

Distributions from:
Net investment income	(0.45)	(0.85)	(1.17)	(1.23)
Net realized gain on securities	(1.43)	(1.29)	(1.23)	(1.44)
Total distributions	(1.88)	(2.14)	(2.40)	(2.67)
Net asset value, end of period	$31.94	$33.03	$31.98	$32.69
Total return	2.30%	10.34%	5.41%	7.33	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$54	$28	$6	$4
Ratio of expenses to average net assets:
Net of waivers	0.75%	0.57%	0.78%	0.75	%(b)
Before waivers	0.94%	0.73%	0.90%	0.89	%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.30%	2.09%	2.90%	4.12	%(b)
Before waivers	1.11%	1.93%	2.78%	3.98	%(b)
Portfolio turnover rate	604%	593%	623%	1,006	%(a)

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Class Y, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Class Y as of the close of business on April 21, 2011.

(a)	Not annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

JUNE 30, 2013	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT UNCONSTRAINED BOND FUND — INSTITUTIONAL CLASS (Class Inception September 29, 2011)

	For the	For the
	Year Ended	Period Ended
	June 30, 2013	June 30, 2012
Net asset value, beginning of period	$11.02	$10.00

Income from investment operations:
Net investment income	0.24	0.35
Net realized and unrealized gain on securities	1.15	1.22
Total from investment operations	1.39	1.57

Distributions from:
Net investment income	(0.23)	(0.37)
Net realized gain on securities	(0.48)	(0.18)
Total distributions	(0.71)	(0.55)
Net asset value, end of period	$11.70	$11.02
Total return	12.72%	16.23	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$420	$33
Ratio of expenses to average net assets:
Net of waivers	0.59%	0.99	%(b)
Before waivers	0.96%	1.62	%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.36%	3.60	%(b)
Before waivers	0.99%	2.97	%(b)
Portfolio turnover rate	140%	224	%(a)

(a)	Not annualized.

(b)	Annualized.

SCOUT UNCONSTRAINED BOND FUND — CLASS Y (Class Inception December 31, 2012)

	For the
	Period Ended
	June 30, 2013
Net asset value, beginning of period	$11.62

Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain on securities	0.09
Total from investment operations	0.20

Distributions from:
Net investment income	(0.11)
Net asset value, end of period	$11.71
Total return	1.68	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$125
Ratio of expenses to average net assets:
Net of waivers	0.77	%(b)
Before waivers	1.17	%(b)
Ratio of net investment income to average net assets:
Net of waivers	0.84	%(b)
Before waivers	0.44	%(b)
Portfolio turnover rate	140	%(a)

(a) Not annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.

62	SCOUT FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following nine diversified portfolios: Scout International Fund (“International” or “International Fund”), Scout Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), Scout Global Equity Fund (“Global Equity” or “Global Equity Fund”), Scout Mid Cap Fund (“Mid Cap” or “Mid Cap Fund”), Scout Small Cap Fund (“Small Cap” or “Small Cap Fund”), Scout Low Duration Bond Fund (“Low Duration Bond” or “Low Duration Bond Fund”), Scout Core Bond Fund (“Core Bond” or “Core Bond Fund”), Scout Core Plus Bond Fund (“Core Plus Bond” or “Core Plus Bond Fund”), and Scout Unconstrained Bond Fund (“Unconstrained Bond” or “Unconstrained Bond Fund”) (individually referred to as a “Fund,” or collectively as the “Funds”). Prior to July 1, 2009, the Trust was known as UMB Scout Funds. Prior to March 11, 2011, the Core Bond Fund was known as the Scout Bond Fund. After the close of business on September 30, 2011, the Scout TrendStar Small Cap Fund was reorganized into the Small Cap Fund. For financial statement purposes, the Small Cap Fund is considered the accounting survivor of the reorganization. Effective December 31, 2012, all existing and outstanding shares of the Unconstrained Bond Fund were designated as “Institutional Class” shares and a new class of shares of the Fund (“Class Y” shares) were offered to investors. In connection with the share class restructuring, the Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through December 31, 2013 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.50% for Institutional Class shares of the Unconstrained Bond Fund and 0.80% for Class Y shares of the Unconstrained Bond Fund. The Unconstrained Bond Fund – Class Y commenced operations with its initial NAV on December 31, 2012.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
International	Long-term growth of capital and income
Emerging Markets	Long-term growth of capital
Global Equity	Long-term growth of capital
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
Low Duration Bond	High level of total return consistent with the preservation of capital
Core Bond	High level of total return consistent with the preservation of capital
Core Plus Bond	High level of total return consistent with the preservation of capital
Unconstrained Bond	Maximize total return consistent with the preservation of capital

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Security Valuations — Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market® and Small Cap® exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. NASDAQ National Market® and Small Cap® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service, which utilizes reported trades, dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days may be valued at amortized cost. Swaps, such as credit default swaps, are valued by an independent pricing service. If a security purchased on behalf of a Fund is not priced by an independent pricing service, Scout Investments, Inc. (the “Advisor”) shall determine whether market quotations are readily available. If market quotations are readily available, the Advisor shall obtain a price from an independent dealer based on the current closing bid price.

When a Fund buys a when-issued security or a mortgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their fair value as determined in good faith by the Advisor implementing procedures adopted by the Board of Trustees of the Trust (the “Board”). Options are valued at the mean between the current bid and asked prices. Futures contracts are valued at the last reported sale price at valuation time on the exchange on which they are traded. Foreign equity securities, debt securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of 4:00 p.m. Eastern Standard Time. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded, unless the last sale price may not reflect the appropriate fair market value of the security. In circumstances where the last sale price may not reflect the appropriate fair market value of the security, fair value shall be determined in accordance with the procedures adopted by the Board. Foreign forward currency contracts are valued at the mean between the bid and asked exchange rates. Rights and warrants are generally valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. Redeemable securities issued by open-end investment companies are valued on any given business day using the respective closing Net Asset Values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. Restricted securities will generally be priced at fair value in accordance with the procedures adopted by the Board. If any short positions are maintained by the Fund, including short positions in options and futures contracts, they shall be valued in accordance with the same methodologies and procedures with respect to equity investments.

When market quotations are not readily available or are unreliable, any security or other asset is valued at its fair value as determined in good faith by the Advisor using procedures adopted by, and under the supervision of, the Board. A Fund will also value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV.

(Continued on next page)

JUNE 30, 2013	63

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The Funds’ fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The Funds may rely on the third-party pricing service’s prices to reflect events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the New York Stock Exchange (“NYSE”). In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing services will provide revised values to the Funds. The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.

In the event that a fair valuation determination is necessary with respect to a security or other asset of the Funds for which a market quotation is not readily available or is unreliable, the Valuation Committee shall consider all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. Generally, any member of the Valuation Committee can make the valuation determination with consent of another voting member of the Valuation Committee that is not on the Fund team affected, but, if feasible, should involve a member of fund accounting and the Fund manager. As a general principle, the “fair value” of a security or other asset should be the amount that the Fund might reasonably expect to realize upon the current sale of the security or other asset. Valuation policies and procedures are reviewed annually by the Board. Quarterly, the Board analyzes fair valued securities utilized in the Funds during the period as well as reviews the independent third party fair valuation analysis report.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The following is a summary of the inputs used, as of June 30, 2013, in valuing the Funds’ assets:

International:

Security Type	Level 1	Level 2	Level 3	Total
Investments
Common Stocks(a)	$8,832,039,547	$—	$—	$8,832,039,547
Short-Term Investments	338,100,000	—	—	338,100,000
Total Investments	$9,170,139,547	$—	$—	$9,170,139,547

Emerging Markets:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$11,079,219	$—	$—	$11,079,219

Global Equity:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Common Stocks(a)	$6,042,735	$—	$—	$6,042,735
Exchange-Traded Funds	662,769	—	—	662,769
Total Investments	$6,705,504	$—	$—	$6,705,504

Mid Cap:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Common Stocks(a)	$1,576,463,479	$—	$—	$1,576,463,479
Short-Term Investments	6,000,000	—	—	6,000,000
Total Investments	$1,582,463,479	$—	$—	$1,582,463,479

Small Cap:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$242,566,357	$—	$—	$242,566,357

64	SCOUT FUNDS ANNUAL REPORT

Low Duration Bond:

Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$2,746,781	$—	$2,746,781
Commercial Mortgage-Backed Securities	—	3,433,376	—	3,433,376
Corporate Bonds	—	17,819,902	—	17,819,902
Mortgage-Backed Securities	—	6,336,446	—	6,336,446
U.S. Government and Agencies	—	2,042,445	—	2,042,445
Short-Term Investments	581,206	—	—	581,206
Total Investments	$581,206	$32,378,950	$—	$32,960,156

Core Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$17,069,786	$—	$17,069,786
Commercial Mortgage-Backed Securities	—	23,697,576	—	23,697,576
Corporate Bonds	—	87,818,857	—	87,818,857
Mortgage-Backed Securities	—	52,335,267	—	52,335,267
U.S. Government and Agencies	—	70,796,924	—	70,796,924
Short-Term Investments	35,137,314	—	—	35,137,314
Total Investments	$35,137,314	$251,718,410	$—	$286,855,724

Other Financial Instruments(b)
Swap Contracts	$—	$51,889	$—	$51,889

Core Plus Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$26,457,915	$—	$26,457,915
Commercial Mortgage-Backed Securities	—	41,775,484	—	41,775,484
Corporate Bonds	—	183,610,366	—	183,610,366
Mortgage-Backed Securities	—	102,104,079	—	102,104,079
U.S. Government and Agencies	—	107,621,151	—	107,621,151
Short-Term Investments	70,306,545	—	—	70,306,545
Total Investments	$70,306,545	$461,568,995	$—	$531,875,540
Other Financial Instruments(b)
Swap Contracts	$—	$95,073	$—	$95,073

Unconstrained Bond:
Security Type	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$14,072,270	$—	$14,072,270
Corporate Bonds	—	245,470,727	—	245,470,727
Mortgage-Backed Securities	—	19,609,297	—	19,609,297
U.S. Government and Agencies	—	24,027,498	—	24,027,498
Short-Term Investments	250,417,530	—	—	250,417,530
Total Investments	$250,417,530	$303,179,792	$—	$553,597,322
Other Financial Instruments(b)
Swap Contracts	$—	$320,572	$—	$320,572
Liabilities
Other Financial Instruments(b)
Forward Contracts	$—	$(236,544)	$—	$(236,544)
Futures Contracts	(40,308)	—	—	(40,308)
Total Other Financial Instruments	$(40,308)	$(236,544)	$—	$(276,852)

(a)	For a detailed break-out of common stocks by sector or country classification, please refer to the Schedule of Investments.

(b)	Other financial instruments are derivative instruments, such as forward contracts, futures contracts and swap contracts. Forward contracts, futures contracts and swap contracts are shown at fair value of the instrument.

(Continued on next page)

JUNE 30, 2013	65

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The Funds did not hold any Level 3 investments during the year or period ended June 30, 2013. It is the Funds’ policy to recognize transfers between Levels at the end of the period. As of June 30, 2012, the International and Global Equity Funds held Level 2 securities due to the Funds performing a fair value adjustment. As of June 30, 2013, the International and Global Equity Funds did not perform a fair value adjustment, resulting in Level 1 securities. A security’s classification as Level 1 or Level 2 within these Funds can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Funds calculate their NAV. Per the Funds’ Pricing and Fair Value Determinations Policies and Procedures, if the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

The following is a reconciliation of transfers between Levels from June 30, 2012 to June 30, 2013, represented by recognizing the June 30, 2013 market value of securities previously classified as Level 2 that transferred hierarchies to Level 1 as of June 30, 2013:

		Global
	International	Equity
Transfers into Level 1	$2,669,568,333	$329,113
Transfers out of Level 1	—	—
Net transfers in (out) of Level 1	$2,669,568,333	$329,113

Transfers into Level 2	$—	$—
Transfers out of Level 2	(2,669,568,333)	(329,113)
Net transfers in (out) of Level 2	$(2,669,568,333)	$(329,113)

(b)	Derivatives — Derivatives and Hedging requires enhanced disclosure about the Funds’ derivative and hedging activities. See Note 7 regarding other derivative information.

i.	Forward currency contracts — The Low Duration Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into forward currency contracts (“forward contracts”) in order to hedge the impact of adverse changes in the relationships between the US$ and various foreign currencies, or for any other lawful hedging purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The market value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was settled.

The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.

Details of forward contracts at period end are included in the Schedules of Investments under the caption “Forward Contracts.” As of June 30, 2013, the Low Duration Bond, Core Plus Bond and Unconstrained Bond Funds had 0, 0 and 1 forward contracts outstanding, respectively. See Note 7 for the impact entering into forward contracts had on the Statements of Assets and Liabilities and Statements of Operations.

ii.	Credit default swap contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more or less efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest

66	SCOUT FUNDS ANNUAL REPORT

shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swap agreements, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer.

In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.

Segregated collateral for swap contracts is presented in the Statements of Assets and Liabilities.

Details of swap contracts at period end are included in the Schedules of Investments under the caption “Swap Contracts.” As of June 30, 2013, the Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds had 0, 1, 1 and 1 swap contracts outstanding, respectively. See Note 7 for the impact entering into swap contracts had on the Statements of Assets and Liabilities and Statements of Operations.

iii.	Futures contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into futures contracts (“Futures”), including index and interest rate Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act.

Upon entering into Futures with a broker, the Funds are required to deposit into a segregated account a specified amount of cash known as the margin. Margin must be deposited by each Fund in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures. Futures are valued daily and unrealized gains or losses are recorded as variation margin. Daily, the Funds receive from, or pay to, the broker a specified amount of cash based upon changes in variation margin. When a contract is closed, the Funds recognize a realized gain or loss.

The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the original margin. Margin for Futures is presented in the Statements of Assets and Liabilities.

Details of Futures at period end are included in the Schedules of Investments under the caption “Futures Contracts.” As of June 30, 2013, the Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds had 0, 0, 0 and 185 Futures outstanding, respectively. See Note 7 for the impact entering into Futures had on the Statements of Assets and Liabilities and Statements of Operations.

For the year ended June 30, 2013, the monthly average volume of derivative activities are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased (U.S. Dollar amounts)	$—	$ N/A	$773,422	$1,890,942
Forward currency contracts sold (U.S. Dollar amounts)	—	N/A	—	784,842
Futures contracts long position (number of contracts)	—	—	—	14
Futures contracts short position (number of contracts)	—	—	—	214
Credit default swap contracts (Notional amount in U.S. Dollars)	$—	$5,270,000	$29,314,046	$9,102,769

For the year ended June 30, 2013, the total number of derivative contracts entered into are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased	—	N/A	2	4
Forward currency contracts sold	—	N/A	—	12
Futures contracts long position	—	—	—	500
Futures contracts short position	—	—	—	7,955
Credit default swap contracts	—	7	23	27

(Continued on next page)

JUNE 30, 2013	67

(c)	To-Be-Announced Securities — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities.

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered. Earmarked commitment for to-be-announced securities is presented in the Schedule of Investments.

(d)	Security Transactions and Related Investment Income — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

(e)	Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Standard Time on June 28, 2013.

ii.	Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statement of Operations.

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(f)	Federal Income Taxes — The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more likely- than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years for those Funds which have been in existence if fewer than three years. As of and during the year ended June 30, 2013, the Funds did not record a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2013, the following funds had net capital loss carryovers:

		Emerging
(in thousands)	International	Markets
For losses expiring June 30,
2017	$30,752	$—
2018	245,410	—
2019	—	—
Not subject to expiration:
Short-term	—	14
	$276,162	$14

(in thousands)	Global Equity	Small Cap
For losses expiring June 30,
2016	$—	$938
2017	—	313
2018	—	38,215
2019	—	—
Not subject to expiration:
Short-term	234	—
	$234	$39,466

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2013, the International, Global Equity, Mid Cap and Small Cap Funds utilized (in thousands) $182,956, $70, $9,849 and $21,306, respectively, of their capital loss carryovers.

Included in the net capital loss carryover for the Small Cap Fund is (in thousands) $1,251 of capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger. During the prior fiscal year ended June 30, 2012, the Small Cap Fund forfeited (in thousands) $31,941 of capital loss carryovers acquired from the TrendStar Small Cap Fund due to the change in ownership rules in the tax law.

68	SCOUT FUNDS ANNUAL REPORT

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those post-enactment years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2013, the International, Emerging Markets, Core Bond and Core Plus Bond Funds had (in thousands) $30,575, $33, $423 and $95 of post-October capital losses, respectively, which are deferred until July 1, 2013 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2013, the Small Cap Fund had (in thousands) $424 of qualified late-year ordinary losses, which are deferred until fiscal year 2014 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

(g)	Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

(h)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(i)	Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(j)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(k)	Multiple Share Classes – Bond Funds — The Core Bond, Core Plus Bond and Unconstrained Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(l)	Transfer in-kind – Core Plus Bond Fund — On November 30, 2012, the Core Plus Bond Fund received an in-kind transfer of securities from the account of an advisory client separately managed by the Advisor. The transfer was non-taxable, whereby the Fund issued 233,033 shares equal to the market value of the securities received. The investment portfolio of the securities transferred had a fair value of $7,953,408. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)	Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2012 through June 30, 2013:

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Emerging Markets — 0.85% of average daily net assets.

Global Equity — 0.80% of average daily net assets.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

Low Duration Bond — 0.30% of average daily net assets.

Core Bond and Core Plus Bond — 0.40% of average daily net assets.

Unconstrained Bond — 0.60% of average daily net assets.

The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2013 for the Emerging Markets, Global Equity, Mid Cap and Low Duration Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses and, with respect to the Low Duration Bond Fund, excluding any short sale dividend and interest expenses) do not exceed 1.40%, 1.40%, 1.40% and 0.40%, respectively, of each Fund’s average daily net assets. The Advisor has entered into contractual agreements to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2013 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, non-routine expenses, Rule 12b-1 fees, shareholder servicing fees and, from April 21, 2013 through October 31, 2013, excluding short sale dividend and interest expenses) do not exceed 0.40% of each Fund’s average daily net assets. Through December 31, 2012, the Advisor had entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses for the Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) did not exceed 0.99% of the Fund’s average daily net assets. In connection with the share class restructuring, effective December 31, 2012, the Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through December 31, 2013 for the Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) do not exceed 0.50% for Institutional Class shares and 0.80% for Class Y shares of the Fund’s average daily net assets. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements.

Under the expense limitation agreements described above, the Advisor retains the right to seek reimbursement from each of the Emerging Markets, Global Equity, Mid Cap, Low Duration Bond and Unconstrained Bond Funds of fees previously waived or expenses previously assumed to the extent such

(Continued on next page)

JUNE 30, 2013	69

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund. With respect to the Core Bond and Core Plus Bond Funds, under the expense limitation agreements described above, through April 21, 2013, the Advisor retained the right to seek reimbursement from each Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the previous three year period. From April 21, 2013 through October 31, 2013, the Advisor retains the right to seek reimbursement from each of the Core Bond and Core Plus Bond Funds of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund.

The following table presents fee and/or expense waivers eligible for reimbursement to the Advisor as well as reimbursement (waiver) activity as of June 30, 2013:

			Low
	Emerging	Global	Duration	Core	Core Plus	Unconstrained
(in thousands)	Markets	Equity	Bond	Bond	Bond	Bond
Eligible for
Reimbursement:
6/30/11	$—	$—	$—	$(169)	$(98)	$—
6/30/12	—	(198)	—	(381)	(651)	(98)
6/30/13	(132)	(200)	(179)	(555)	(952)	(562)
Total Eligible for
Reimbursement	$(132)	$(398)	$(179)	$(1,105)	$(1,701)	$(660)

The advisor reimbursed the Emerging Markets and Core Plus Bond Funds $5 and $8,710, respectively, for losses from trade errors. These amounts are reported on the Funds’ Statements of Operations under caption “Net increase from payments by affiliates”. These reimbursements had no impact to the Funds’ performance.

(b)	Administrative Fees — The Trust, on behalf of the Funds, has entered into an Administrative Services Agreement with the Advisor for administrative services the Advisor provides to the Funds. Each of the Funds were subject to a fee at the annual rate of 0.05% of a Fund’s average daily net assets for the period from July 1, 2012 through June 30, 2013.

(c)	Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2012 through June 30, 2013:

International, Emerging Markets and Global Equity — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

Mid Cap and Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond— 0.050% of average daily net assets.

(d)	Redemption Fees — For the period July 1, 2012 through October 30, 2012, shareholders of the International, Global Equity, Mid Cap and Small Cap Funds were charged a 2% redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to capital. During the period ended October 30, 2012, the International, Global Equity, Mid Cap and Small Cap Funds received (in thousands) $53, $0, $32 and $0, respectively, in redemption fees as compared to the June 30, 2012 fees of $290, $2, $0, $300 and $8, respectively. As of October 31, 2012, the International, Global Equity, Mid Cap and Small Cap Funds eliminated the 2% redemption fee.

(e)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

(f)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(g)	Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(h)	Director Fees — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates. Each Trustee, other than those affiliated with the Advisor, will receive an annual retainer of $66,000, plus reimbursement of related expenses. In addition, the independent chair will receive an annual retainer of $16,000, the audit committee chair will receive an annual retainer of $8,500 and each other committee chair will receive an annual retainer of $6,000. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

(i)	Related Party Transactions — The Funds may invest in the UMB Money Market Fiduciary, which acts as a bank deposit that provides interest income for short-term investment purposes. This investment vehicle is not publicly traded on open markets. UMB Bank, n.a. is an affiliate of the Advisor.

3. REORGANIZATION INFORMATION

On November 18, 2010, the Board of Trustees of the Trust approved a proposed Agreement and Plan of Reorganization pursuant to which the Scout TrendStar Small Cap Fund was reorganized into the Scout Small Cap Fund. This tax-free reorganization was not subject to shareholder approval and was accomplished after the close of business on September 30, 2011 (the “Closing Date”), by exchanging the assets and liabilities of the Scout TrendStar Small Cap Fund for shares of the Small Cap Fund. The details of the reorganization as of the Closing Date are as follows:

The Scout TrendStar Small Cap Fund reorganization was accomplished by an exchange of 1,121,599 shares of the Scout TrendStar Small Cap Fund (valued at $8,095,492) for 626,586 shares of the Small Cap Fund (valued at $8,095,492). The Scout TrendStar Small Cap Fund’s net assets at that date ($8,095,492) included $73,003 of unrealized depreciation and $33,739,717 of accumulated loss. The net assets of the Small Cap Fund and Scout TrendStar Small Cap Fund immediately prior to the reorganization were $228,381,401 and $8,095,492, respectively. The aggregate net assets of the Small Cap Fund immediately after the reorganization were $236,476,893. For financial statement and performance purposes, the Small Cap Fund is the accounting survivor of the reorganization.

70	SCOUT FUNDS ANNUAL REPORT

4. DISTRIBUTION PLAN, SHAREHOLDER SERVICING PLAN AND SUB-TRANSFER AGENT FEES

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class Y shares of the Core Bond, Core Plus Bond and Unconstrained Bond Funds (the “12b-1 Plans”). Pursuant to the 12b-1 Plans, each Fund pays a monthly fee of 0.25% per annum of the average daily net assets of each such Fund’s respective Class Y shares to the Distributor, various brokers, dealers or other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the year ended June 30, 2013, the Core Bond, Core Plus Bond and Unconstrained Bond Funds incurred (in thousands) $11, $93 and $39, respectively, under the 12b-1 Plans.

The Trust has adopted a shareholder servicing plan on behalf of the Class Y shares of the Core Bond and Core Plus Bond Funds (the “Shareholder Servicing Plan”). Pursuant to the Shareholder Servicing Plan, each Fund pays a fee, as directed by the Advisor, of up to 0.15% on an annual basis of the average daily net asset value of the Class Y shares of a Fund to the various brokers, dealers and other financial intermediaries who provide certain shareholder services to shareholders of the Funds, including establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the year ended June 30, 2013, the Core Bond and Core Plus Bond Funds incurred (in thousands) $5 and $54, respectively, under the Shareholder Servicing Plan.

Shares of the Scout Funds serviced through financial intermediaries are subject to asset-based fees payable for recordkeeping and shareholder services provided by those intermediaries. The Funds are authorized to pay an annual fee of up to 0.15% or 0.10%, depending on the share class and account type. With respect to the Class Y shares of the Core Bond and Core Plus Bond Funds, the payment for these fees is made through the Shareholder Servicing Plan, as described above. These fees are included within the “Transfer agent and related service fees and expenses” line items in the Statements of Assets and Liabilities and Statements of Operations.

5. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the year or period ended June 30, 2013, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
International:
Purchases	$3,225,733	$—
Sales	2,522,232	—
Emerging Markets:*
Purchases	15,192	—
Sales	4,888	—
Global Equity:
Purchases	7,031	—
Sales	6,276	—
Mid Cap:
Purchases	1,843,803	—
Sales	1,736,630	—
Small Cap:
Purchases	52,672	—
Sales	100,127	—
Low Duration Bond:**
Purchases	50,484	—
Sales/Maturity proceeds	17,796	—
Core Bond:
Purchases	309,630	1,084,479
Sales/Maturity proceeds	249,218	1,067,858
Core Plus Bond:
Purchases	599,335	2,247,169
Sales/Maturity proceeds	587,904	2,288,553
Unconstrained Bond:
Purchases	348,232	71,041
Sales/Maturity proceeds	90,558	45,893

*	Commenced operations on October 15, 2012.
**	Commenced operations on August 29, 2012.

6. FEDERAL TAX INFORMATION

At June 30, 2013, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

		Emerging
(in thousands)	International	Markets	Global Equity	Mid Cap	Small Cap
Unrealized appreciation	$2,181,875	$1,275	$940	$213,695	$79,516
Unrealized depreciation	(303,674)	(453)	(151)	(43,408)	(8,088)
Net unrealized appreciation	$1,878,201	$822	$789	$170,287	$71,428
Cost of securities on a tax basis	$7,291,939	$10,257	$5,916	$1,412,177	$171,138

	Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Bond	Bond	Bond	Bond
Unrealized appreciation	$52	$1,589	$7,301	$1,784
Unrealized depreciation	(279)	(4,303)	(7,552)	(3,351)
Net unrealized depreciation	$(227)	$(2,714)	$(251)	$(1,567)
Cost of securities on a tax basis	$33,187	$289,570	$532,127	$555,164

(Continued on next page)

JUNE 30, 2013	71

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the years or periods ended June 30, 2013 and 2012 were as follows:

			Emerging
	International		Markets	Global Equity		Mid Cap
	Year	Year	Period	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2013	2012	2013	2013	2012	2013	2012
Distributions paid from:
Ordinary Income	$172,491	$116,927	$25	$40	$34	$23,287	$30,099
Net long-term capital gains	—	—	—	—	—	5,979	9,552
Total taxable distributions	172,491	116,927	25	40	34	29,266	39,651
Exempt interest	—	—	—	—	—	—	—
Total distributions paid	$172,491	$116,927	$25	$40	$34	$29,266	$39,651

			Low
			Duration					Unconstrained
	Small Cap		Bond	Core Bond		Core Plus Bond		Bond
	Year	Year	Period	Year	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2013	2012	2013	2013	2012	2013	2012	2013	2012
Distributions paid from:
Ordinary Income	$791	$—	$210	$6,671	$6,911	$28,539	$24,597	$5,150	$860
Net long-term capital gains	—	—	—	117	260	1,811	1,766	201	—
Total taxable distributions	791	—	210	6,788	7,171	30,350	26,363	5,351	860
Exempt interest	—	—	—	—	—	—	—	—	—
Total distributions paid	$791	$—	$210	$6,788	$7,171	$30,350	$26,363	$5,351	$860

As of June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Emerging
(in thousands)	International	Markets	Global Equity	Mid Cap	Small Cap
Undistributed ordinary income	$12,383	$1	$9	$37,938	$—
Undistributed long-term capital gains	—	—	—	38,516	—
Tax accumulated earnings	12,383	1	9	76,454	—
Accumulated capital and other losses	(306,737)	(46)	(234)	—	(39,890)
Unrealized appreciation on investments	1,878,201	822	789	170,287	71,428
Unrealized depreciation on foreign currency	(108)	—	—	—	—
Total accumulated earnings (deficit)	$1,583,739	$777	$564	$246,741	$31,538

	Low
	Duration		Core	Unconstrained
(in thousands)	Bond	Core Bond	Plus Bond	Bond
Undistributed ordinary income	$42	$20	$—	$1,262
Undistributed long-term capital gains	—	883	1,996	1,129
Tax accumulated earnings	42	903	1,996	2,391
Accumulated capital and other losses	—	(423)	(95)	—
Unrealized depreciation on investments	(227)	(2,714)	(251)	(1,567)
Unrealized appreciation (depreciation) on foreign currency	—	—	—	—
Total accumulated earnings (deficit)	$(185)	$(2,234)	$1,650	$824

72	SCOUT FUNDS ANNUAL REPORT

7. OTHER DERIVATIVE INFORMATION

At June 30, 2013, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
	Risk Exposure Category	and Liabilities Location	Amount	and Liabilities Location	Amount
Core Bond (in thousands)	Credit contracts	Unrealized appreciation on open swap contracts	$19		$—
		Premiums paid on open swap contracts	33		—
	Total		$52		$—

Core Plus Bond (in thousands)	Foreign exchange contracts		$—	Realized loss on closed forward contracts	$126
	Credit contracts	Unrealized appreciation on open swap contracts	34		—
		Premiums paid on open swap contracts	61		—
	Total		$95		$126

Unconstrained Bond (in thousands)	Foreign exchange contracts		$—	Unrealized depreciation on open forward contracts	$237
				Realized loss on closed forward contracts	211
	Interest rate contracts	Variation margin	46		—
	Credit contracts	Unrealized appreciation on open swap contracts	116		—
		Premiums paid on open swap contracts	205		—
	Total		$367		$448

For the year ended June 30, 2013, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

				Net Increase (Decrease)
			Net Realized	in Unrealized
			Gain(Loss) on	Appreciation/
			Derivatives	Depreciation on
			Recognized	Derivatives Recognized
	Risk Exposure Category	Derivative Instrument	in Income	in Income
Core Bond (in thousands)	Credit contracts	Swap contracts	$326	$(72)
	Total		$326	$(72)

Core Plus Bond (in thousands)	Foreign exchange contracts	Forward contracts	$(126)	$—
	Credit contracts	Swap contracts	4,681	(1,683)
	Total		$4,555	$(1,683)

Unconstrained Bond (in thousands)	Foreign exchange contracts	Forward contracts	$726	$(237)
	Interest rate contracts	Futures contracts	1,358	(42)
	Credit contracts	Swap contracts	1,560	(203)
	Total		$3,644	$(482)

See Note 1(b) regarding derivative financial instruments.

8. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

9. SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during that period that materially impacted the amounts or disclosures in the Funds’ financial statements.

JUNE 30, 2013	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2013

To the Shareholders and Board of Trustees of Scout Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Scout Funds (the “Funds”) comprising Scout International Fund, Scout Emerging Markets Fund, Scout Global Equity Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Low Duration Bond Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund, and Scout Unconstrained Bond Fund as of June 30, 2013, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Scout Core Plus Bond Fund for the periods ended prior to July 1, 2010 were audited by other auditors, whose report, dated August 30, 2010, expressed an unqualified opinion on those financial highlights. The financial highlights of Scout Core Bond Fund for the period ended prior to July 1, 2010, before the effects of the adjustments to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote (a) to the financial highlights, were audited by other auditors, whose report, dated August 30, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Scout Funds as of June 30, 2013, the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the adjustments to the financial highlights of Scout Core Bond Fund for the years ended June 30, 2010 and 2009, to retrospectively adjust the financial highlights to give effect to the reorganization as discussed in footnote (a) to the financial highlights. Our procedures included recalculating the financial highlights using the conversion factor discussed in footnote (a) to the financial highlights. In our opinion, such retrospective adjustments are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the financial statements and financial highlights of the Scout Core Bond Fund (formerly Frontegra Columbus Core Fund) for the periods prior to July 1, 2010 other than with respect to the retrospective adjustments described herein and, accordingly, we do not express an opinion or any other form of assurance on the financial statements and financial highlights of Scout Core Bond Fund for periods prior to July 1, 2010.

Milwaukee, Wisconsin

August 29, 2013

74	SCOUT FUNDS ANNUAL REPORT

EXPENSE EXAMPLES

June 30, 2013 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expense
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	1/1/13-
Fund	1/1/13	6/30/13	Ratio	6/30/13*
International:
Actual	$1,000.00	$1,014.80	1.0221%	$5.11
Hypothetical	1,000.00	1,019.93	1.0221	5.12
Emerging Markets:
Actual	1,000.00	1,059.50	1.3974	7.14
Hypothetical	1,000.00	1,018.07	1.3974	6.99
Global Equity:
Actual	1,000.00	1,088.60	1.3996	7.25
Hypothetical	1,000.00	1,018.06	1.3996	7.00
Mid Cap:
Actual	1,000.00	1,155.10	1.0631	5.68
Hypothetical	1,000.00	1,019.73	1.0631	5.32
Small Cap:
Actual	1,000.00	1,177.70	1.1304	6.10
Hypothetical	1,000.00	1,019.39	1.1304	5.66
Low Duration Bond:
Actual	1,000.00	999.50	0.3994	1.98
Hypothetical	1,000.00	1,023.02	0.3994	2.00
Core Bond – Institutional Class:
Actual	1,000.00	984.30	0.4001	1.97
Hypothetical	1,000.00	1,023.02	0.4001	2.01
Core Bond – Class Y:
Actual	1,000.00	981.70	0.7609	3.74
Hypothetical	1,000.00	1,021.23	0.7609	3.81
Core Plus Bond – Institutional Class:
Actual	1,000.00	984.50	0.4000	1.97
Hypothetical	1,000.00	1,023.02	0.4000	2.01
Core Plus Bond – Class Y:
Actual	1,000.00	982.70	0.7912	3.89
Hypothetical	1,000.00	1,021.08	0.7912	3.96
Unconstrained Bond – Institutional Class:
Actual	1,000.00	1,017.10	0.4996	2.50
Hypothetical	1,000.00	1,022.52	0.4996	2.51
Unconstrained Bond – Class Y:
Actual	1,000.00	1,016.80	0.7652	3.83
Hypothetical	1,000.00	1,021.21	0.7652	3.83

*	Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the six month period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

JUNE 30, 2013	75

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

(Unaudited)

A Special Meeting of the Shareholders of Scout Funds was held on April 5, 2013. Shareholders of record as of January 31, 2013 voted to approve the election of the six individuals nominated to serve on the Board of Trustees for the Trust. The results of the vote were as follows:

	Shares Voted						Percent of Outstanding Shares Voted
					Abstain/				Abstain/
Nominee	For	%	Against	%	Withhold	%	For	Against	Withhold
Andrea F. Bielsker	373,457,320	98.61%	—	0.00%	5,280,827	1.39%	86.43%	0.00%	1.22%
William E. Hoffman	372,723,545	98.41%	—	0.00%	6,014,602	1.59%	86.26%	0.00%	1.39%
Charlotte T. Petersen	373,587,773	98.64%	—	0.00%	5,150,374	1.36%	86.46%	0.00%	1.19%
Stephen F. Rose	373,327,229	98.57%	—	0.00%	5,410,919	1.43%	86.40%	0.00%	1.25%
Allen R. Strain	373,197,771	98.54%	—	0.00%	5,540,376	1.46%	86.37%	0.00%	1.28%
Andrew J. Iseman	373,172,185	98.53%	—	0.00%	5,565,962	1.47%	86.37%	0.00%	1.29%

76	SCOUT FUNDS ANNUAL REPORT

OTHER INFORMATION

June 30, 2013 (Unaudited)

Approval of Investment Advisory Agreement

In February 2013, the Scout Funds Board of Trustees renewed the Investment Advisory Agreement with Scout Investments, Inc. (the “Advisor”) for the Scout International Fund, Scout International Discovery Fund, Scout Global Equity Fund, Scout Stock Fund, Scout Mid Cap Fund, Scout Small Cap Fund, Scout Unconstrained Bond Fund, Scout Core Bond Fund and Scout Core Plus Bond Fund (the “Funds”). After evaluating the services provided by the Advisor, and reviewing the performance and operations of the Funds, the Trustees, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to continue the agreement for an additional year.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services performed, the nature and qualifications of the Advisor’s portfolio management and investment staff, the Funds’ comparative investment performance, related services provided by the Advisor, and other contributions by the Advisor, including distribution and marketing support provided by the Advisor. The information included a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Advisor, including information comparing each Fund’s performance against an appropriate benchmark, as well as against the performance of an appropriate peer group. The Trustees discussed the factors that had affected the performance of the Funds. In addition, the Trustees reviewed information relating to benefits to the Advisor, including the hiring of affiliates of the Advisor, that might result from the Advisor’s relationship with each Fund.

With regard to advisory services, staffing and performance, the Trustees considered information specifically provided in connection with the proposed renewal, as well as information gathered at quarterly Board meetings throughout the year. The Trustees regularly met with the Advisor’s senior management team, as well as the senior investment professionals responsible for managing each Fund. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and other resources available from the Advisor, and considered the performance of each Fund to be sufficient to support the decision to renew the agreement. With respect to the Scout Stock Fund, which had experienced underperformance compared to its peers, the Trustees had approved the liquidation of the Fund on or about March 28, 2013, and concluded that it was in the best interests of the Fund and its shareholders to renew the agreement.

The Trustees also reviewed the investment advisory fees payable to the Advisor under the agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Trustees reviewed the report prepared by the Board’s independent consultant, which included information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients for similar advisory strategies. The Funds’ advisory fees and net expense ratios were in most cases lower and in some cases comparable to the average charged by peer funds. The Trustees discussed the differences in the advisory fees paid by the Funds and the fees paid by the non-mutual fund clients of the Advisor, noting the greater level of service provided to the Funds. The Trustees considered the Advisor’s profitability with respect to each Fund, particularly the Scout International Fund and Scout Mid Cap Fund, which are the largest Funds, in order to evaluate whether the Funds were experiencing economies of scale. The Board compared the breakpoints in the advisory fees for the Funds, where they existed, with breakpoints for peer funds within similar asset categories. The Trustees concluded that the Funds’ fee and breakpoint structures and overall blended advisory fees were reasonable and that further breakpoints were not warranted at this time. The Board also reviewed the distribution and marketing support provided by the Advisor and the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corp.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided to the Funds, as well as the costs incurred and benefits gained by the Advisor in providing such services, and determined to renew the agreement.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International and Emerging Markets Funds designate (in thousands): $230,050 and $132 of income derived from foreign sources and $20,793 and $9 of foreign taxes paid, respectively, for the year ended June 30, 2013.

Of the ordinary income (including short-term capital gains) distributions made by the International and Emerging Markets Funds during the year ended June 30, 2013, the proportionate share of income derived from foreign sources attributable to one share of stock, or amounts determined to be necessary, are $0.8380 and $0.1234 and the proportionate share of foreign taxes paid attributable to one share of stock are $0.0757 and $0.0089, respectively.

Qualified Dividend Income

For the year ended June 30, 2013, 100%, 100%, 100%, 31.53% and 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the International, Emerging Markets, Global Equity, Mid Cap and Small Cap Funds are designated as qualified dividend income.

Corporate Dividends Received Deduction

Dividends paid by the International, Emerging Markets, Global Equity, Mid Cap and Small Cap Funds during the fiscal year ended June 30, 2013, which are not designated as capital gain distributions, should be multiplied by 2.68%, 11.92%, 100%, 29.45% and 100%, respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

Capital Gain Designation

For Federal income tax purposes, the Mid Cap, Core Bond, Core Plus Bond and Unconstrained Bond Funds designate (in thousands) long-term capital gain dividends of $5,979, $117, $1,114 and $201, respectively, for the year ended June 30, 2013.

JUNE 30, 2013	77

TRUSTEES AND OFFICERS

June 30, 2013 (Unaudited)

Independent Trustees

Name, Address and Birthdate	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Andrea F. Bielsker c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/16/58	Trustee	Indefinite; until successor elected. Served as a Trustee since 2005.	Principal, AFB Consulting, from 2008 to 2012; Chief Financial Officer, Brooke Credit Corporation, from 2007 to May 2008; Vice President, Liberty Power Corp., 2007; Senior Vice President, Finance, Chief Financial Officer and Treasurer, Great Plains Energy Company from 2002 to 2005.	9	None

Charlotte T. Petersen c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 07/28/60	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Chief Investment Officer/Consulting Investment Officer, Alexander Capital/CoBiz Investment Management, from 2006 to 2010; Portfolio Manager and Partner, Denver Investment Advisors, from 1993 to 2002; Investment Analyst and Assistant Vice President, United Capital Management, from 1986 to 1993.	9	None

Stephen F. Rose c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/05/47	Trustee-Ind. Chair	Indefinite; until successor elected. Served as a Trustee since 1989.	Chairman, Metromedia, Inc., since November 2010. Chairman, Sun Publications, Inc., from 1998 to 2010.	9	None

Allen R. Strain c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 05/12/52	Trustee	Indefinite; until successor elected. Served as a Trustee since August 2012.	Vice President and Chief Financial Officer (January 2012 to present) and Director (from 2010 to 2011), Ewing Marion Kauffman Foundation; Teaching Professor, University of Missouri-Kansas City Bloch School of Business, from 2009 to 2010; Managing Director (from 2004 to 2008) and Senior Vice President (from 2000 to 2008), State Street - Kansas City (securities processing/custody).	9	None

Interested Trustee

Andrew J. Iseman* c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 11/09/64	Trustee; President	Indefinite; until successor elected. Served as a Trustee since April 2013. Served as President since November 2010.	Chief Executive Officer, Scout Investments, Inc., since August 2010; Chief Operating Officer, RK Capital Management, February 2009 to 2010; Executive Vice President & Chief Operating Officer, Janus Capital Group, from February 2007 to April 2008; President & Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series, from February 2007 to April 2008; Senior Vice President of Operations, INTECH, from May 2005 to February 2007; Vice President of Investment Operations, Janus Capital Group, from January 2003 to May 2005.	9	None

Total compensation for the independent trustees totaled $387,750 for the year ended June 30, 2013.

The Scout Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling toll-free 800-996-2862.

*Andrew J. Iseman is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his position as Chief Executive Officer of the Funds’ Advisor.

78	SCOUT FUNDS ANNUAL REPORT

TRUSTEES AND OFFICERS (Continued)

June 30, 2013 (Unaudited)

Executive Officers

The Officers of the Trust not named above are:

Positions
Name, Address and Birthdate	Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
James L. Moffett c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 03/27/41	Chief International Strategist	Indefinite, until successor elected. Served as Chief International Strategist since 2011.	Executive Vice President and Chief International Strategist, Scout Investments, Inc., since 2009; Lead Portfolio Manager, Scout International Fund; Chairman, Scout Investments, Inc. and Executive Vice President, UMB Bank n.a., from 2001 to 2009.

Scott A. Betz c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/16/77	Treasurer	Indefinite, until successor elected. Served as Treasurer since May 2011.	Senior Vice President (since 2009), Chief Administrative Officer (since 2005) and Treasurer (since February 2011), Scout Investments, Inc.

Jessica A. Schubel c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 09/11/78	Secretary	Indefinite, until successor elected. Served as Secretary since May 2012.	Compliance Officer, Scout Investments, Inc., since March 2011; Fund Administrator (from 2007 to 2011) and Senior Portfolio Administrator (from 2004 to 2007), State Street.

Benjamin D. Wiesenfeld, Esq. c/o Scout Funds 928 Grand Boulevard Kansas City, Missouri 64106 12/28/77	Chief Compliance Officer	Indefinite, until successor elected. Chief Compliance Officer since February 2011.	Chief Compliance Officer and Chief Legal Counsel, Scout Investments, Inc., since 2009; Chief Compliance Officer and Staff Attorney, Thornburg Investment Management, Inc., from 2006 to 2009.

JUNE 30, 2013	79

GLOSSARY OF INVESTMENT TERMS

EQUITY FUNDS

Alpha is the measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market.

Downside Capture is a statistical measure of an investment manager’s overall performance in down-markets. The downside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped.

EPS (earnings per share) is a rough measurement of the amount of a company’s profit that can be allocated to one share of its stock.

Market Cap is the total dollar market value of all of a company’s outstanding shares.

Price/Book Ratio is used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

R-squared reflects the percentage of a fund’s movement explained by movements in its benchmark.

Return On Equity amount of net income returned as a percentage of shareholders equity.

Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and risk-free return of 90-day Treasury Bills) to determine reward per unit of risk.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

Turnover Ratio is the percentage of a mutual fund’s holdings that have been “turned over” or replaced with other holdings in a given year.

Upside Capture is a statistical measure of an investment manager’s overall performance in up-markets. The upside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has risen.

12-Month Historical P/E ratio is the ratio of a stocks’ latest closing price to its per share earnings over the last 12 months.

BOND FUNDS

Average Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price.

Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.

Yield to Maturity/Call of a bond fund is calculated using 1) the estimated weighted average rate of return to maturity of each underlying security held by the fund and 2) the estimated weighted average yield of each underlying security if the underlying security has a call date and the fund were to buy and hold securities until the call date.

30-Day SEC Yield is an annualized yield based on the most recent trailing 30 day period. This hypothetical income will differ (at times, significantly) from the fund's actual experience; as a result, income distributions from the fund may be higher or lower than implied by the SEC yield.

80	SCOUT FUNDS ANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout International Fund, the Scout Emerging Markets Fund, the Scout Global Equity Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout Low Duration Bond Fund, the Scout Core Bond Fund, the Scout Core Plus Bond Fund, and the Scout Unconstrained Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT FUNDS
Global & International Funds
International Fund (UMBWX)
Emerging Markets Fund (SEMFX)
Global Equity Fund (SCGLX)
Domestic Equity Funds
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)
Fixed Income Funds
Low Duration Bond Fund (SCLDX)
Core Bond Fund (SCCIX & SCCYX)
Core Plus Bond Fund (SCPZX & SCPYX)
Unconstrained Bond Fund (SUBFX & SUBYX)

INVESTMENT ADVISOR
Scout Investments, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC	P.O. Box 1241, Milwaukee, WI 53201-1241
Milwaukee, Wisconsin	1-800-996-2862
scoutfunds@scoutinv.com
TRANSFER AGENT	scoutfunds.com
UMB Fund Services, Inc.
Milwaukee, Wisconsin	SCOUT, SCOUT INVESTMENTS, the
Scout design, and the Ribbon design – Reg. U.S. Tm. Off.

Item 2.  Code of Ethics

The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code.

Item 3. Audit Committee Financial Expert

The Registrant’s board has determined that Ms. Andrea Bielsker and Mr. Allen Strain possess the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated Ms. Bielsker and Mr. Strain as “audit committee financial experts.” Ms. Bielsker and Mr. Strain are independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees for Registrant.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

Fiscal year ended June 30, 2013         $ 166,000

Fiscal year ended June 30, 2012         $ 176,459

(b) Audit-Related Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

Fiscal year ended June 30, 2013         $ 46,900

Fiscal year ended June 30, 2012         $ 39,800

(c) Tax Fees for Registrant.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant’s tax returns are as follows:

Fiscal year ended June 30, 2013         $ 45,500

Fiscal year ended June 30, 2012         $ 36,800

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended June 30, 2013         $ 0

Fiscal year ended June 30, 2012         $ 0

(e)

(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) Non-Audit Fees Billed for Registrant

None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics as required by Item 2. Filed as an attachment to this filing.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Disclosure Controls and Procedures as required by Item 11. Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

August 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

August 26, 2013

/s/ Scott A. Betz

Scott A. Betz

Principal Financial Officer

August 26, 2013